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                             ULTIMATE INVESTORSM VUL

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               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                    ISSUED BY
                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                                     THROUGH
                      JACKSON NATIONAL SEPARATE ACCOUNT IV
                                 1 Corporate Way
                             Lansing, Michigan 48951

    Jackson National(R) Life Service Center            IMG Service Center
                 P.O. Box 30502                          P.O. Box 30386
           Lansing, Michigan 48909-8002            Lansing, Michigan 48909-7886
                  1-800-766-4683                         1-800-777-7779

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Jackson National Life Insurance Company (Jackson National) is offering the flexible premium variable life insurance policy described in this prospectus. The policy provides insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference. Consult your sales representative and tax adviser to be sure this policy is right for you.

We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policy does not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust and JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

Not all terms, conditions, benefits, programs, features, and investment options may be available or approved in every state. Please understand that the policy terms will govern the way the policy works and all rights and obligations.

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FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES INVOLVE RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON NATIONAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit
                      o Not insured by any federal agency
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                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2006
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                                TABLE OF CONTENTS
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SUMMARY......................................................................................................    1
   Description of the Policy and Policy Benefits............................................................     1
   Risks of the Policy......................................................................................     3
   The Portfolios and Associated Risks......................................................................     5

FEE TABLE....................................................................................................    6
   Transaction Fees.........................................................................................     6
   Periodic Charges.........................................................................................     7
   Optional Rider Charges...................................................................................     8
   Charges Assessed Against the Portfolios..................................................................     9
   Individual Portfolio Company Annual Expenses.............................................................     9

PURCHASE AND ALLOCATION......................................................................................    11
   Purchasing a Policy......................................................................................     11
   Premiums and Premium Limits..............................................................................     11
   Planned Premium..........................................................................................     12
   Allocation of Premium....................................................................................     12
   Policy Value.............................................................................................     13
   Accumulation Unit Value..................................................................................     13
   Transfer of Policy Value.................................................................................     13
   Restrictions on Transfers................................................................................     14
   Transfers Authorized by Telephone or the Internet........................................................     15
   Dollar Cost Averaging....................................................................................     15
   Rebalancing..............................................................................................     16

THE SEPARATE ACCOUNT.........................................................................................    16
   The Portfolios...........................................................................................     16
   Voting Privileges........................................................................................     22
   Additions, Deletions, and Substitutions of Securities....................................................     22

THE FIXED ACCOUNT............................................................................................    23

POLICY BENEFITS AND RIGHTS...................................................................................    23
   Death Benefit.............................................................................................    23
   Death Benefit Options.....................................................................................    24
   Minimum Death Benefit.....................................................................................    24
   Changes in Death Benefit Option...........................................................................    25
   Changes in Specified Death Benefit........................................................................    25
   Optional Insurance Benefits...............................................................................    26
   Policy Loans..............................................................................................    28
   Surrenders................................................................................................    29
   Partial Surrenders........................................................................................    29
   Status of Policy at Attained Age 100......................................................................    30
   Termination and Grace Period..............................................................................    31
   Reinstatement.............................................................................................    31
   Right to Examine the Policy...............................................................................    32
   Postponement of Payment...................................................................................    32

CHARGES AND DEDUCTIONS.......................................................................................    32
    Premium Charges.........................................................................................     32
    Asset Based Risk Charge.................................................................................     33
    Monthly Deduction.......................................................................................     33
    Cost of Insurance Charge................................................................................     33
    Monthly Policy Fee......................................................................................     34
    Monthly Administrative Charge...........................................................................     34
    Transfer Charge.........................................................................................     35
    Illustration Charge.....................................................................................     35
    Re-Underwriting Charge..................................................................................     35
    Rider Charges...........................................................................................     35
    Additional Policy Charges...............................................................................     35
    Portfolio Expenses......................................................................................     35
    Special Provisions for Group or Sponsored Arrangements..................................................     35

GENERAL POLICY PROVISIONS....................................................................................    35
    Statements to Owners....................................................................................     35
    Limit on Right to Contest...............................................................................     36
    Suicide.................................................................................................     36
    Misstatement as to Age and Sex..........................................................................     36
    Beneficiary.............................................................................................     36
    Assignment..............................................................................................     36
    Creditors' Claims.......................................................................................     36
    Dividends...............................................................................................     37
    Notice and Elections....................................................................................     37
    Modification............................................................................................     37
    Conversion..............................................................................................     37

FEDERAL TAX CONSIDERATIONS...................................................................................    37
    Taxation of Jackson National and the Separate Account..................................................      37
    Tax Status of the Policy...............................................................................      38
    Diversification Requirements...........................................................................      38
    Owner Control..........................................................................................      38
    Tax Treatment of Life Insurance Death Benefit Proceeds.................................................      39
    Tax Deferral During Accumulation Period................................................................      39
    Distributions..........................................................................................      39
    Policies Which are MECs................................................................................      39
    Policies Which are Not MECs............................................................................      40
    Treatment Beyond Attained Age 94.......................................................................      40
    Actions to Ensure Compliance with the Tax Law..........................................................      40
    Federal Income Tax Withholding.........................................................................      40
    Tax Advice.............................................................................................      41

DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT.....................................................    41
    Jackson National Life Insurance Company.................................................................     41
    The Separate Account....................................................................................     41
    Safekeeping of the Separate Account's Assets............................................................     41
    State Regulation of Jackson National....................................................................     41

DISTRIBUTION OF POLICIES.....................................................................................    41

LEGAL PROCEEDINGS............................................................................................    43

FINANCIAL STATEMENTS.........................................................................................    43

PRIVACY POLICY...............................................................................................    44

GLOSSARY OF TERMS............................................................................................    45

APPENDIX A...................................................................................................    48

APPENDIX B...................................................................................................    48

WHERE YOU CAN FIND MORE INFORMATION..........................................................................    50
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CAPITALIZED TERMS USED IN THIS PROSPECTUS ARE DEFINED WHERE FIRST USED OR IN THE
GLOSSARY OF TERMS BEGINNING ON PAGE 45 OF THIS PROSPECTUS.
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                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

         Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

         You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. See "Purchase and Allocation" on page 11 for further details. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. For more information, see "Can my Policy Lapse?" on page 4.

         We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

         3.   WHAT IS THE GUARANTEED DEATH BENEFIT (GDB) RIDER?

         The GDB Rider helps to keep your policy in force if you meet its premium requirement, notwithstanding the Policy Value. The premium requirement is met if, on each Monthly Anniversary, the total premiums paid less Debt and any partial surrenders equal or exceed the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary, or to the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premiums received plus the amount of the loan. The GDB Rider automatically attaches to a policy that qualifies at the time of application, and the benefit lasts for the greater of 20 years or until the Insured turns age 65. This rider is available only with Death Benefit Options A and B. For more information about this rider, see "Guaranteed Death Benefit (GDB) Rider" on page 27.

         4.  HOW IS MY POLICY VALUE DETERMINED?

         Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 32. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 13.

         5.   HOW ARE MY PREMIUMS ALLOCATED?

         Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 6 and "Charges and Deductions" on page 32. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

         When you apply for the policy, you must specify in your application how to allocate your Net Premiums on a percentage basis. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

         We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 32 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

         After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 12 for more information about how your premiums are allocated.

         6. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

         You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. Regarding the transfer restrictions, see "Transfer of Policy Value and Restrictions on Transfers" on page 13 and 14.

         In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" on page 15 and "Rebalancing" on page 16.

         7.   WHAT ARE THE DEATH BENEFIT OPTIONS?

         We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

         You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 24.

         8.   HOW IS THE DEATH BENEFIT PAID?

         If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 23.

         9. CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?

         Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. Your Specified Death Benefit can be scheduled at issue to remain level for the life of your policy or change on Policy Anniversaries, subject to certain limitations. Your Specified Death Benefit for each Policy Year is reflected in the Schedule of Specified Death Benefits in your Contract. After your first Policy Year, you may request to change your Schedule of Specified Death Benefits. You are permitted only one change per Policy Year. Your written request must be for at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value. You may not decrease any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Schedule of Specified Death Benefits. For more detail, including the conditions and limitations, see "Changes in Specified Death Benefit" on page 25. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 37.

         10. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

         Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

         We also currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page 4 and "Partial Surrenders" on page
29. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 37.

         11.   MAY I TAKE OUT A POLICY LOAN?

         Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page
28. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policies Which Are MECs" on page 39.

         12.   CAN I CANCEL MY POLICY?

         In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, the Right to Examine Period may be longer. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. For more information, see "Right to Examine the Policy," on page 32. In some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your right to examine the policy rights will depend on the laws of the state in which you purchased the Policy.

                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?

         Your Policy Value is not guaranteed. (However, the payment of the Death Benefit may be guaranteed under the GDB Rider.) The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 5 and "The Separate Account" on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

         The policy is designed for long term financial planning. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

         3.   CAN MY POLICY LAPSE?

         Your policy could lapse and terminate without value if the Net Policy Value becomes too low to support the policy's monthly charges, unless the GDB Rider is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 31. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 37. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing the Net Policy Value.

         4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

         Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, the Net Policy Value or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 37.

         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?

         You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable taxes. A partial surrender will reduce your Net Policy Value and may reduce your Specified Death Benefit. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce any Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Net Policy Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 29. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 37.

         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

         Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. See "Transfer of Policy Value and Restrictions on Transfers" on page 13 and 14.

         7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

         You may surrender your policy at any time without charge, subject to any outstanding Debt. Surrendering your policy may have tax consequences. See "Federal Tax Considerations" on page 37.

         8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

         Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 39.

         9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

         Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

         Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

         Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 37.

                       THE PORTFOLIOS AND ASSOCIATED RISKS

         1.   WHAT IS A PORTFOLIO?

         Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 16.

         2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

         We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 16.

         3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

         You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before making an allocation or transfer.


                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN
BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE (AND FOOTNOTES)
DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR
SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES
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CHARGE                                          WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (1)
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

                                                                                CUMULATIVE PREMIUMS
Sales Charge                                   When premium is allocated        4.5%     on $100,000 or less
                                                                                3.5%     on $100,001 - $250,000
                                                                                2.5%     on $250,001 - $500,000
                                                                                2%       on $500,001 or more of each
                                                                                premium in all years 1-10 (2)
---------------------------------------- -------------------------------------- --------------------------------------------

Premium Tax Charge                             When premium is allocated        2.5% of each premium (3)
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Federal (DAC) Tax Charge                       When premium is allocated        1.5% of each premium (4)
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Transfer Charge (5)                             Each transfer in excess         $25 per transfer
                                               of 15 in any Policy Year
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Illustration Charge (6)                  Each in-force illustration in excess   $25 per illustration
                                               of one in any Policy Year
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Re-Underwriting Fee                       If a transaction under your policy    $25 per transaction
                                         requires underwriting approval after
                                                 the Commencement Date
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Partial Surrender Fee                      When you make a partial surrender    $25 per partial surrender
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Expedited Delivery Charge (7)             When you request expedited delivery   $20 for wire transfers
                                          of surrender, partial surrender or    $10 for overnight delivery
                                                     loan proceeds              $22.50 for Saturday delivery
---------------------------------------- -------------------------------------- --------------------------------------------


(1) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(2) After your tenth Policy Year, there is no sales charge. In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year - up to 3% on your aggregate premium payments; and during the second Policy Year - up to 2.5% on your aggregate premium payments. There is no return of sales charge in subsequent Policy Years.

(3) For state and local taxes. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

(4) Estimated federal income tax treatment of our deferred acquisition costs. We reserve the right to increase or decrease this charge due to any change in tax law.

(5) There are no transfer charges on dollar cost averaging and automatic asset rebalancing.

(6) This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

(7) This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

THE SECOND TABLE (AND FOOTNOTES) DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.


                                PERIODIC CHARGES

CHARGE                                          WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (8)
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Cost of Insurance Charge(per $1,000                     Monthly
Net Amount at Risk) (9)

    Minimum and Maximum                                                         Minimum: $0.06 per $1,000
    COI Charge:                                                                 Maximum: $83.33 per $1,000

    COI Charge for a 45-year-old                                                $0.38 per $1,000
    Male Preferred Nonsmoker
---------------------------------------- -------------------------------------- --------------------------------------------

Policy Fee                                              Monthly                 $10 per month during Policy Years 1-10 and
                                                                                $8 per month thereafter
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Administrative Charge (10)                              Monthly                 Minimum: $0.05
                                                                                Maximum: $0.30 per month
                                                                                per $1,000 of Specified Death Benefit
                                                                                during Policy Years 1-15

                                                                                $0.01 per month per $1,000 of
                                                                                Specified Death Benefit thereafter
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Administrative Charge for                                                       $0.05 per month per $1,000
a 45 year old                                                                   during Policy Years 1-15, and
                                                                                $0.01 per month per $1,000
                                                                                thereafter
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Asset Based Risk Charge (11)                             Daily                  1.00% (on an annual basis) in all Years
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Policy Loan Interest Rate (12)                         Annually                 4%
                                                    (accrues daily)
---------------------------------------- -------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------------

Tax Charge (13)                                          Daily                  Currently: None
---------------------------------------- -------------------------------------- --------------------------------------------


(8) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(9) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. A flat extra charge may apply, which would cover any additional risk with your policy. We determine the cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rates shown in your policy. Our current cost of insurance charge also varies depending on the Specified Death Benefit of the Policy. For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 33.

     See "Cost of Insurance Charge" on page 33 for a description of how the Net Amount at Risk is determined.

     The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

(10) The administrative charge is based on your age on the Issue Date and your Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

          Issue Age       $ Per $1,000    Issue Age     $ Per $1,000

         0-49             0.050          80-85           0.200
         50-54            0.055           86             0.220
         55-59            0.060           87             0.240
         60-64            0.070           88             0.260
         65-69            0.085           89             0.280
         70-74            0.095           90             0.300
         75-79            0.150

     Thereafter, the administrative charge is $0.01 per $1,000 of your first $2 million of Specified Death Benefit, regardless of your age on the Issue Date. The minimum and maximum administrative amounts are for a representative Owner and may not be representative of your policy's administrative charge.

(11) This is the maximum guaranteed Asset Based Risk Charge. The Asset Based Risk Charge, on the value of your Investment Divisions allocations, decreases over time, currently: 0.85% per annum through your tenth Policy Year; and 0.05% per annum thereafter through your 20th Policy Year. There is no Asset -Based Risk Charge in subsequent Policy years. For information regarding our current charges, see "Asset Based Risk Charge" on page 33.

(12) A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

(13) We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE BENEFITS" BEGINNING ON PAGE 26.

                             OPTIONAL RIDER CHARGES

OPTIONAL BENEFIT                                WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED (14)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Terminal Illness Benefit Rider (15)                    No Charge                None

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Guaranteed Death Benefit   (GDB) Rider                 No Charge                None
(15)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum: $36.00 per $100 of Monthly
                                                                                Deduction

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Monthly
                                                                                Specified Premium
                                                                                Maximum: $0.11 per $1 of Monthly
                                                                                Specified Premium

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Other Insured Term Insurance Rider                      Monthly
(per $1,000 of Rider Coverage) (16)

   Minimum and Maximum COI Charge                                               Minimum: 0.06 per $1,000
                                                                                Maximum: 83.33 per $1,000

   COI Charge for a 45 year old Male                                             0.38 per $1,000
   Preferred Nonsmoker


   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)


(14) The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 32 for more information about these charges and our current charges.

(15) There is no additional cost for this rider, which is added automatically to a qualifying policy at the time of application (in states where available).

(16) The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in the your policy. Our current cost of insurance charge also varies depending on the rider death benefit. The cost of insurance charge amounts in the table above are the policy's minimum and maximum and for a representative Insured, and may not be representative of your cost of insurance charge. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

    THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS


                                                                                    MINIMUM             MAXIMUM

Total Annual Portfolio Operating Expenses (17)                                       0.40%               1.16%
(expenses that are deducted from portfolio assets, including management and administrative fees, 12b-1 service fees and other expenses)


(17) the fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005 for the portfolios in which the Separate Account invests.

The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.

THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2005, EXCEPT WHERE OTHERWISE NOTED.


           INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
              (as a percentage of average net assets)
                                                                                                                          TOTAL
                                                                                                                          ANNUAL
                                                                      MANAGEMENT AND      SERVICE          OTHER        PORTFOLIO
                             FUND NAME                                 ADMIN FEE A      (12B-1) FEE      EXPENSES B      EXPENSES
-------------------------------------------------------------------- ----------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Large Cap Growth                                                   0.80%           0.00%           0.01%          0.81%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Real Estate                                                        0.84%           0.00%           0.01%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/AIM Small Cap Growth                                                   0.95%           0.00%           0.00%          0.95%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Alger Growth                                                           0.80%           0.00%           0.00%          0.80%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Eagle Core Equity                                                      0.75%           0.00%           0.01%          0.76%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Eagle SmallCap Equity                                                  0.85%           0.00%           0.00%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/FMR Balanced                                                           0.80%           0.00%           0.01%          0.81%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/FMR Mid-Cap Equity                                                     0.80%           0.00%           0.00%          0.80%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Franklin Templeton Income                                              0.90%           0.00%           0.01%          0.91%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Franklin Templeton Small Cap Value                                     0.95%           0.00%           0.01%          0.96%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Goldman Sachs Mid Cap Value                                            0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Goldman Sachs Short Duration Bond                                      0.55%           0.00%           0.01%          0.56%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/JPMorgan International Equity                                          0.87%           0.00%           0.00%          0.87%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/JPMorgan International Value                                           0.87%           0.00%           0.00%          0.87%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Emerging Markets                                                1.15%           0.00%           0.01%          1.16%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Mid Cap Value                                                   0.82%           0.00%           0.01%          0.83%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Lazard Small Cap Value                                                 0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management S&P 500 Index                                0.39%           0.00%           0.02%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management S&P 400 MidCap Index                         0.39%           0.00%           0.02%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Small Cap Index                              0.39%           0.00%           0.01%          0.40%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management International Index                          0.45%           0.00%           0.01%          0.46%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Bond Index                                   0.40%           0.00%           0.01%          0.41%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index                 0.58%           0.00%           0.03%          0.61%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Oppenheimer Global Growth                                              0.85%           0.00%           0.01%          0.86%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Oppenheimer Growth                                                     0.77%           0.00%           0.00%          0.77%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/PIMCO Total Return Bond                                                0.60%           0.00%           0.00%          0.60%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Equity                                                          0.77%           0.00%           0.01%          0.78%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Midcap Growth                                                   0.85%           0.00%           0.00%          0.85%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Putnam Value Equity                                                    0.76%           0.00%           0.00%          0.76%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Balanced                                                        0.58%           0.00%           0.01%          0.59%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Global Growth                                                   0.89%           0.00%           0.00%          0.89%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Large Cap Growth                                                0.78%           0.00%           0.01%          0.79%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Money Market                                                    0.39%           0.00%           0.01%          0.40%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Select Value                                                           0.65%           0.00%           0.00%          0.65%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Established Growth                                       0.70%           0.00%           0.00%          0.70%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Mid-Cap Growth                                           0.81%           0.00%           0.01%          0.82%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/T. Rowe Price Value                                                    0.76%           0.00%           0.01%          0.77%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western High Yield Bond                                                0.60%           0.00%           0.00%          0.60%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western Strategic Bond                                                 0.72%           0.00%           0.01%          0.73%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Western U.S. Government & Quality Bond                                 0.58%           0.00%           0.01%          0.59%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management 25                                           0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Select Small-Cap                             0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management JNL 5                                        0.44%           0.00%           0.01%          0.45%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management JNL Optimized 5 Fund                         0.52%           0.00%           0.06%          0.58%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management VIP                                          0.47%           0.00%           0.04%          0.51%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Communications Sector                        0.52%           0.00%           0.01%          0.53%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Consumer Brands Sector                       0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Financial Sector                             0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Healthcare Sector                            0.51%           0.00%           0.00%          0.51%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Oil & Gas Sector                             0.47%           0.00%           0.01%          0.48%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------
JNL/Mellon Capital Management Technology Sector                            0.52%           0.00%           0.00%          0.52%
--------------------------------------------------------------------- ---------------- --------------- --------------- -------------


A Certain funds pay Jackson National Asset Management, LLC, the Administrator, an administrative fee for certain services provided to the Fund by the Administrator. The JNL/Select Global Growth Fund, the JPMorgan International Equity Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital
     Management Enhanced S&P 500 Stock Index Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of 0.15%; the JNL/Mellon Capital Management Global 15 Fund pays an administrative fee of 0.20%; and the other funds pay an administrative fee of 0.10%. The Management and Administrative Fee and the Total Annual Portfolio Expenses columns in this table reflect the inclusion of any applicable administrative fee.

B Other expenses include registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees/Managers and of independent legal counsel to the disinterested Trustees/Managers.

S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the JNL/Mellon Capital Management S&P 500 Index Fund, the JNL/Mellon Capital Management S&P 400 MidCap Index Fund, the JNL/Mellon Capital Management JNL 5 Fund and the JNL/Mellon Capital Management VIP Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such fund, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

                             PURCHASE AND ALLOCATION

PURCHASING A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason. Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous because age is an individual characteristic that causes the cost of insurance charge to vary. You may be able to reduce the amount of your cost of insurance charge in backdating the Policy Date. At the same time, however, this increases the number of times the cost of insurance charge will have been deducted since the backdated Policy Date, which will reduce the value of your initial allocations. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your initial requested Specified Death Benefit is less than $500,000, we will offer the Insured temporary conditional insurance coverage during the underwriting process, subject to conditions. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional insurance coverage is limited to $500,000 (less in some states, for example $25,000 in Kansas) or the initial Specified Death Benefit applied for, whichever is less.

If we approve your application, we will begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS AND PREMIUM LIMITS. To place your policy in force, you generally must pay an initial premium. As described in "Planned Premium" below, we will send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums monthly or quarterly, including your initial premium, through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 37. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk. We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Your policy is subject to premium payment maximums if you do not want your policy to become a "modified endowment contract" (MEC) under the Code as explained in "Federal Tax Considerations." Your policy may also be subject to premium payment maximums depending on the tax test you choose to be sure your policy satisfies the definition of a life insurance contract under the Code. You may choose either the Guideline Premium and Cash Value Corridor Test or the Cash Value Accumulation Test as your irrevocable tax test. The Cash Value Accumulation test does not impose a premium limitation. The Guideline Premium and Cash Value Corridor Test does not allow cumulative premium payments in excess of the Guideline Premium limitation. For more information, see "Death Benefit Options" on page 24 and "Federal Tax Considerations" on page 37.

We will monitor your premium payments and other policy transactions and notify you of potential adverse tax consequences. Any premium we receive more than 15 days prior to a Policy Anniversary in excess of your policy's maximums will be automatically returned to you. With your consent, we will hold any premium payments in excess of your policy's maximums received less than 15 days prior to a Policy Anniversary. We will not credit interest on a held premium payment, which will be deemed paid into your policy on the next Policy Anniversary for all calculations under the policy. If the held premium is in excess of your policy's maximums on the next Policy Anniversary, the excess will be returned to you. Alternatively, you could request to increase your Schedule of Specified Death Benefits, subject to evidence of insurability.

PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two consecutive Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Paying planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force, but paying planned premiums generally provides greater benefits than paying a lower amount of premium. And paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Qualifying Monthly Premium Amount necessary to keep the GDB benefit in force. See "Guaranteed Death Benefit (GDB) Rider" on page 27.

ALLOCATION OF PREMIUM. Your Net Premiums are allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before allocation.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We will allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. (We will hold in our general account all premium payments made before the Commencement Date.) The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy the requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. In most states, the Right to Examine Period is 10 days, but may be longer in some states. See "Right to Examine the Policy" on page 32 for more information about the Right to Examine Period. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement DATE. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. On Net Premiums allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate, which will not be lower than 3%, on the portion designated to remain in the Fixed Account than on the portion designated for the Investment Divisions. Transfers on the Allocation Date will not count against the free transfer limit under your policy.

After the Allocation Date, we will generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of any partial surrenders. Your Policy Value is also subject to charges and deductions. See "Charges and Deductions" on page 32. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and subsequent premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We will make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, and partial surrender fee), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1)  Determine the total value of assets in the Investment Division;

     (2) Subtract from that amount the applicable Asset Based Risk Charge and the tax charge (if any); and

     (3)  Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.

TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value between and among the Investment Divisions and the Fixed Account in writing, by telephone, or via the Internet after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to the Investment Divisions each Policy Year. This amount transferred from the Fixed Account may not exceed the greatest of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account.

As a general rule, we will only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we will make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request. We will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

RESTRICTIONS ON TRANSFERS. The policy is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying portfolio and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the policies nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the policy. To protect Owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Policy Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

     o    limiting the number of transfers over a period of time;

     o    requiring a minimum time period between each transfer;

     o limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

     o    limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the policy for disruptive activity based on frequency, pattern and size. We will more closely monitor policies with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the Policy Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the policy on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the Fixed Account, Dollar Cost Averaging or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact the Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the policy. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every policy engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnl.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.

You may make transfers by telephone or through the Internet. Any authorization you provide to us in the application, at our website, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.

Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Service Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction. We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.

Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.

REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to rebalancing.

You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separately from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

HIGHLIGHTED ARE THE PORTFOLIOS THAT ARE NEWLY AVAILABLE OR RECENTLY UNDERWENT NAME CHANGES, AS MAY BE EXPLAINED IN THE ACCOMPANYING PARENTHETICAL. THE PORTFOLIOS ARE NOT THE SAME MUTUAL FUNDS THAT YOU WOULD BUY THROUGH YOUR STOCKBROKER OR A RETAIL MUTUAL FUND. THE PROSPECTUSES FOR THE PORTFOLIOS ARE ATTACHED TO THIS PROSPECTUS.


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                                JNL SERIES TRUST
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JNL/AIM LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies.

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JNL/AIM REAL ESTATE FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc. and INVESCO Institutional (N.A.), Inc.
     (sub-sub-adviser))

         Seeks high total return by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies.

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JNL/AIM SMALL CAP GROWTH FUND
     Jackson National Asset Management, LLC (and AIM Capital Management, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies.

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JNL/ALGER GROWTH FUND
     Jackson National Asset Management, LLC (and Fred Alger Management, Inc.)

         Seeks long-term capital appreciation by investing at least 65% of its total assets in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock - of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market.

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JNL/EAGLE CORE EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation and, secondarily, current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

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JNL/EAGLE SMALLCAP EQUITY FUND
     Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S.
         companies with market capitalizations in the range of $100 million to $3 billion.

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JNL/FMR BALANCED FUND
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks income and capital growth, consistent with reasonable risk by investing 60% of its assets in stocks and other securities and the remainder in bonds and other debt securities.

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JNL/FMR MID-CAP EQUITY FUND (FORMERLY, JNL/FMR CAPITAL GROWTH FUND)
     Jackson National Asset Management, LLC (and Fidelity Management & Research Company)

         Seeks long-term growth of capital by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations.

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JNL/FRANKLIN TEMPLETON INCOME FUND
     Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

         Seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of debt and equity securities.

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JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

         Seeks long-term total return by investing at least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in investments of small-capitalization companies.

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JNL/GOLDMAN SACHS MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of market capitalization of companies constituting the Russell Midcap(R)
         Value Index at the time of investing.

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JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
     Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

         Seeks a high level of current income, and secondarily, the potential for capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities.

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JNL/JPMORGAN INTERNATIONAL EQUITY FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks long-term total growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation.

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JNL/JPMORGAN INTERNATIONAL VALUE FUND
     Jackson National Asset Management, LLC (and J.P. Morgan Investment Management, Inc.)

         Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

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JNL/LAZARD EMERGING MARKETS FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks long-term capital appreciation by investing 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the sub-adviser believes are undervalued based on their earnings, cash flow or asset values.

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JNL/LAZARD MID CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

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JNL/LAZARD SMALL CAP VALUE FUND
     Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

         Seeks capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued.

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JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 500(R) Index to provide long-term capital growth by investing in large-capitalization company securities.

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JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the S&P 400(R) Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

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JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Russell 2000(R) Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

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JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Morgan Stanley Capital
         International Europe Australasia Far East Free Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

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JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to match the performance of the Lehman Brothers Aggregate Bond
         Index to provide a moderate rate of income by investing in domestic fixed-income investments.

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JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

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JNL/OPPENHEIMER GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets.

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JNL/OPPENHEIMER GROWTH FUND
     Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

         Seeks capital appreciation by investing mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization.

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JNL/PIMCO TOTAL RETURN BOND FUND
     Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

         Seeks maximum total return, consistent with the preservation of capital and prudent investment management, by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents.

------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks long-term capital growth by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation.

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JNL/PUTNAM MIDCAP GROWTH FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital appreciation by investing 80% of its assets (net assets plus the amount of any borrowings for investment purposes) mainly in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND
     Jackson National Asset Management, LLC (and Putnam Investment Management, Inc.)

         Seeks capital growth, with income as a secondary objective, by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets
         (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal market conditions, in equity securities.

------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities, but may also invest up to 15% of its assets in foreign equity and fixed income securities.

------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers.

------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential.

------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND
     Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

         Seeks long-term growth of capital by investing at least 65% of its total assets in common stocks of domestic companies, focusing on companies with large market capitalizations. Using a value approach, the fund seeks to invest in stocks that are undervalued relative to other stocks.

------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital and increasing dividend income by investing primarily in a portfolio of common stocks of growth companies.
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term growth of capital by normally investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies which the sub-adviser expects to grow at a faster rate than the average company.

------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND
     Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

         Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. In taking a value approach to investment selection, at least 65% of its total assets will be invested in common stocks the sub-adviser regards as undervalued.

------------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN HIGH YIELD BOND FUND (FORMERLY, JNL/SALOMON BROTHERS HIGH YIELD BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company)

         Seeks to maximize current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities ("junk bonds") and related investments and may invest in securities of foreign insurers.

------------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN STRATEGIC BOND FUND (FORMERLY, JNL/SALOMON BROTHERS STRATEGIC BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company and Western Asset Management Company
     Limited (sub-sub-adviser))

         Seeks a high level of current income, with capital appreciation as a secondary objective, by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments.

------------------------------------------------------------------------------------------------------------------------------------
JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND (FORMERLY, JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND)
     Jackson National Asset Management, LLC (and Western Asset Management Company)

         Seeks a high level of current income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in: (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government; and (iii) mortgage-backed securities guaranteed by the Government National Mortgage
         Association that are supported by the full faith and credit of the U.S. government.

------------------------------------------------------------------------------------------------------------------------------------
                              JNL VARIABLE FUND LLC
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 25 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT JNL OPTIMIZED 5 FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT VIP FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

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JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND
     Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

         Seeks total return through a combination of capital appreciation and dividend income.

------------------------------------------------------------------------------------------------------------------------------------

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment sub-advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson National. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

    (a)    to operate the Separate Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

    (d)    to add, combine, or remove Investment Divisions in the Separate
           Account;

    (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

    (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson National's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the fixed accounts.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your Net Premium to the Fixed Account at any time while your policy is in force. With the Fixed Account, we will guarantee the amounts allocated (but deductions will lower the amount of the guarantee) and the crediting of a minimum rate of interest. From time to time and at our sole discretion we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson National. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the Insured's death. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit, and in some instances your Policy Value. The Death Benefit Proceeds may be increased if you have added a rider providing optional insurance benefits. Please see "Optional Insurance Benefits" beginning on page 26.

We will calculate the Death Benefit Proceeds, including any optional insurance benefits added to your policy as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive completed claim forms and due proof of death from the first beneficiary). The beneficiary will be unable to change the Policy Value's allocation before we calculate and pay the Death Benefit Proceeds; Deductions will continue to be taken until we have received due proof of death. We will usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Beyond seven days, from due proof of death until payment, the Death Benefit Proceeds will earn interest at a rate set by the state where you purchased the policy.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments. If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option. For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our sole discretion we may change the selection or the terms of the available payment options (if any) or discontinue offering them. Before choosing to apply Death Benefit Proceeds to payment option, your beneficiary should consult a qualified tax adviser.

DEATH BENEFIT OPTIONS.  You may choose one of three Death Benefit options:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit. See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

MINIMUM DEATH BENEFIT. The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable Minimum Death Benefit percentage. We set forth the applicable Minimum Death Benefit percentages in the policy, which are based upon the age of the Insured and depend on the tax test you choose as described below. While the policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit or the Minimum Death Benefit.

There are two tax tests, which generally require that a policy have a significant element of life insurance (the Minimum Death Benefit) and not be primarily an investment vehicle. Your tax test choice is irrevocable and between the following:

      o    the Cash Value Accumulation Test; and

      o    the Guideline Premium and Cash Value Corridor Test.

The Cash Value Accumulation Test determines the Minimum Death Benefit by multiplying a policy's value by a percentage determined by methodology set out in the federal tax regulations. The percentage depends on an insured's age, sex, and underwriting risk classification. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums so long as there is a sufficient death benefit in relation to the policy's value at all times.

The Guideline Premium and Cash Value Corridor Test determines the Minimum Death Benefit and Guideline Premium by comparing a policy's death benefit to an applicable percentage of its cash value. These percentages are set out in the Code and vary by the insured's age.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Investment Divisions you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE: If you choose the Guideline Premium and Cash Value Corridor Test as your tax test, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit).


                                                                 A                      B
                 Specified Death Benefit                      $200,000              $200,000
                 Death Benefit Option                            A                      A
                 Insured's Age                                   50                    50
                 Policy Value                                 $115,000               $95,000
                 Applicable Minimum Death Benefit               185%                  185%
                 Percentage
                 Death Benefit                                $212,750              $200,000

Under column A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115,000, multiplied by the Minimum Death Benefit percentage of 185%). Under column B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the Minimum Death Benefit percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary.

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we will reduce each Specified Death Benefit in the Schedule of Specified Death Benefits of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we will increase each Specified Death Benefit in the Schedule of Specified Death Benefits by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. The Schedule of Specified Death Benefits will change in conjunction with your Death Benefit Option change to keep the Net Amount at Risk the same, which may be important to you since your cost of insurance charge is based on the Net Amount at Risk. You may not change from Option C to Option B or from Option A or B to Option C. The change will take effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We will send confirmation of your change of Death Benefit Option. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The GDB Rider is available only with Death Benefits Option A and B.

CHANGES IN SPECIFIED DEATH BENEFIT. At issue, your Specified Death Benefit can be scheduled to be level over the life of your Policy or to increase or decrease on Policy Anniversaries, subject to certain restrictions. Your Schedule of Specified Death Benefits is set forth in the policy. Scheduling changes in advance at the same time that you apply for the policy, particularly increases, does not require any additional evidence of insurability and underwriting later. Moreover, the overall cost of insurance charge for the life insurance coverage may be lower than if you request to change the Schedule of Specified Death Benefits following the Issue Date. Otherwise, subject to our approval, after the first Policy Year, you may change the Schedule of Specified Death Benefits once each Policy Year by writing to us at the address shown on the first page of this prospectus; however, any change that requires evidence of insurability must include an increase in the Specified Death Benefit for the current Policy Year.

You should be aware that any change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. Any change in Specified Death Benefit must be at least $10,000. A change in the Schedule of Specified Death Benefits will take effect on the first Monthly Anniversary after we approve the request. However, if less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. To confirm changes in your policy's Schedule of Specified Death Benefits, we will send you an updated Schedule of Specified Death Benefits. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

A decrease in the Schedule of Specified Death Benefits will offset the most recent increase in the Schedule of Specified Death Benefits, if any, and the next most recent increase, but we do not permit a decrease in the Schedule of Specified Death Benefits if afterward any Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. For more information, see "Death Benefit Options" beginning on page 24. We will not allow a decrease in the Schedule of Specified Death Benefits during the first seven Policy Years or before seven Policy Years from an increase in the Schedule of Specified Death Benefits.

For an increase in the Schedule of Specified Death Benefits, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We will not approve a request for a Schedule of Specified Death Benefits increase if the Net Policy Value is too small to pay the Monthly Deduction through the end of the Policy Year. Increases are limited to 10% of your Specified Death Benefit per year, which increases may accumulate up to 50%, and there is a lifetime limit of 400%. For example, to schedule increases to occur on each of your first, third and ninth Contract Anniversaries, you would be limited to 10%, 20% and 50% of your current Specified Death Benefit, respectively.

By refusing a scheduled increase in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit, subject to evidence of insurability. Similarly, by refusing a scheduled decrease in the Specified Death Benefit, you void any future scheduled increases in the Specified Death Benefit; however, such refusal is only allowed subject to insurability. You also void any future scheduled increases in the Specified Death Benefit with an unscheduled decrease in the Schedule of Specified Death Benefits, subject to evidence of insurability. Any increase in the Specified Death Benefit (scheduled or unscheduled) following a change in the Schedule of Specified Death Benefits that requires evidence of insurability is subject to the underwriting at the time of the change. This means that a new segment of coverage is created to which cost of insurance rates that differ from those of the original coverage are applied. This is done to reflect the additional underwriting and the Insured's attained age at the time of the change.

Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 37.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more of the following riders to your policy at any time to provide additional optional insurance benefits. However, not all these riders may be available in the state where you purchased the policy, or the terms of the optional insurance benefits may differ in some states. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

TERMINAL ILLNESS BENEFIT RIDER. The rider provides an accelerated payment of life insurance proceeds if the Insured, or an additional person pursuant to the Other Insured Term Insurance Rider, is terminally ill, as defined in the rider. The Owner may request an accelerated benefit of between 25% and 100% of the Death Benefit (including any additional insurance coverage) or $250,000, if less. The amount of the benefit under the policy will be subject to: a discount for 12 months' interest (not to exceed 8%) as specified in the rider; a pro rata portion of any outstanding Debt; an administrative expense charge fee as determined by the Company (not to exceed $100); and any unpaid policy charges. If a payment is made pursuant to this rider, the Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. The amount of the accelerated benefit for an additional person to request is also between 25% and 100% of the insurance coverage under the Other Insurance Term Insurance Rider, and the reduction of insurance coverage will be proportional to any payment made pursuant to this rider. This rider automatically attaches to a policy that qualifies at the time of application. There is no expiry date for the Insured. This rider terminates upon payment of any benefit under the rider. The expiry date for an additional person is concurrent with the expiry of the Other Insured Term Insurance Rider.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

GUARANTEED DEATH BENEFIT (GDB) RIDER. The GDB Rider will enable you to keep your policy's initial Specified Death Benefit (or current Specified Death Benefit, if less) in force for the greater of 20 years or until the Insured turns age 65. We guarantee the lesser of the initial Specified Death Benefit or the current Specified Death Benefit, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary, (a) the total premiums paid less Debt and any partial surrenders equal or exceed (b) the sum of the Qualifying Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.

If the premium requirement is not met, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. We will allow you 61 days. At the end of that period, if you have not paid the required additional premium, then the GDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GDB does not prevent the policy from entering the Grace Period, but an active GDB will extend the Specified Death Benefit coverage even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 31.

The GDB does not cover riders. If the Net Policy Value is insufficient to pay charges as they come due, only the GDB and base policy coverage amount is guaranteed to stay in force. If the Net Policy Value is insufficient to pay the base coverage charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value. The GDB is only available on policies with an Option A Death Benefit or Option B Death Benefit. The GDB automatically attaches to a policy that qualifies at the time of application.

OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 100 or the Rider Insured's Attained Age 100, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the policy. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday. We do not require evidence of insurability to exchange the rider.

POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Net Policy Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is $500.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment."

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account proportionally based on your selections.

Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through fifth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan will be treated as additional premium, unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we will pay you the Cash Surrender Value determined as of the day we receive your Written Request. Generally, we make this payment within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments. If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option. For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Net Policy Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We will pay you the amount requested and we will deduct that amount plus a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender that would reduce the Net Policy Value to an amount less than or equal to that needed to make the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce your policy's Schedule of Specified Death Benefits, depending on the Death Benefit Option in effect, in the same manner and subject to the same limitations as the Specified Death Benefit at the time of the partial surrender, as described below.

For policies with Death Benefit Option A:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Death Benefit equals the Minimum Death Benefit. The example assumes a Minimum Death Benefit percentage of 250% and a total partial surrender amount of $20,000.


                                  Before the Partial Surrender         After the Partial Surrender
Policy Value                      $84,000                              $64,000
Specified Death Benefit (A)       $200,000                             $190,000
Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)            $160,000 ($64,000 x 250%)
Death Benefit                     $210,000 (greater of A and B)        $190,000 (greater of A and B)

As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit. However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of:
(1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. Partial surrenders will also impact your policy's premium requirement with the GDB Rider, if the GDB Rider is in effect.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. The policies do not have a maturity date except for policies issued in states that require one. If your policy has a maturity date, your policy will mature when the Insured attains age 100. The maturity date, if applicable, will be specified in your policy. If your policy is in force and the Insured is living on the maturity date, we will pay the Owner the Cash Surrender Value.

In other states, if the policy is in force, your policy will remain in force subject to the following changes:

     (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;

     (2)  We will stop charging the Monthly Deduction;

     (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted;

     (4)  No additional premiums will be accepted;

     (5)  Dollar cost averaging and rebalancing, if applicable, terminate;

     (6)  Riders will terminate as provided in the Rider form;

     (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed; and

     (8)  No increases in the Specified Death Benefit will be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Net Policy Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a)  you surrender your policy;

     (b)  the Grace Period ends and your policy lapses; or

     (c)  the Insured dies.

Your policy will enter the Grace Period if your Net Policy Value on any Monthly Anniversary is zero. We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to at least the next three Monthly Deductions and the applicable Premium Charges, but may be more to have the Net Policy Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end, unless the GDB Rider is in effect.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable Premium Charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The sales charge, policy fee, cost of insurance charge, administrative charge and Asset Based Risk Charge will be reinstated at the duration in effect when the policy lapsed. The cost of insurance charge will be reinstated at the duration in effect on the reinstatement date.

RIGHT TO EXAMINE THE POLICY. In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, however, the Right to Examine Period may be longer. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. We will pay the refund within seven days of receiving your request and the policy. Also in some states, we are required to hold the premiums of a senior citizen in the Fixed Account during the right to examine the policy period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your right to examine the policy rights will depend on the laws of the state in which you purchased the policy.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2)  Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges, namely the sales charge, the premium tax charge, and the federal (DAC) tax charge. Premium received as the result of a Section 1035 exchange is subject to the Premium Charges. In the case of a 1035 exchange of a policy with an existing policy loan for this policy; the cash portion of the transfer will be subject to all Premium Charges and the loan amount will be subject to only the premium tax charge and federal tax charge.

SALES CHARGE. The sales charge will not exceed 4.5% of a premium payment, but will decrease based on your aggregate premium payments. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. On your aggregate premium payments, the sales charge is: 4.5% on $100,000 or less; 3.5% on more than $100,000 through $250,000; 2.5% on more than $250,000 through $500,000; and
2.0% on more than $500,000. The sales charge is only applied in Policy Years 1 through 10. After your tenth Policy Year, there is no sales charge. In fully surrendering the policy (but not in connection with a 1035 exchange), you may be entitled to a partial return of the sales charge that you paid: during the first Policy Year - up to 3% on your aggregate premium payments; and during the second Policy Year - up to 2.5% on your aggregate premium payments. There is no return of sales charge in subsequent Policy Years.

STATE AND LOCAL PREMIUM TAX CHARGE. Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years. It is intended to help us pay state and local premium taxes. The premium tax charge represents an approximate average of the premium taxes we expect to pay. Unless prohibited by state law, we do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states. Accordingly, this charge may be higher or lower than the premium tax rate in your state. We may impose the premium tax charge in states that do not have a premium tax. State premium tax rates currently range from 0 to 4%. For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain federal taxes and other expenses related to the receipt of premiums.

ASSET BASED RISK CHARGE. The Asset Based Risk Charge serves two general purposes. It compensates us for assuming the mortality risks in connection with the policy, including that the cost of insurance charge might not be sufficient to meet the claims and risks under the Death Benefit. We also have assumed the risk that on the Monthly Anniversary preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The other general purpose is to compensate us for assuming the risk that our expense assumptions will have covered the actual expenses we incurred in distributing, issuing, and administering the policies. This charge will never exceed 1.00% per annum in all years, which is deducted from the Investment Divisions on a daily basis, but will decrease over time. The current Asset Based Risk Charge is 0.85% per annum through the tenth Policy Year and 0.05% per annum thereafter through your 20th Policy Year. There is no Asset Based Risk Charge in subsequent Policy Years.

MONTHLY DEDUCTION. As of the Commencement Date and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

     (1)  the cost of insurance charge for your policy;

     (2)  the monthly policy fee;

     (3)  the monthly administrative charge; and

     (4)  the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, sex, and substandard and flat extra ratings. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent unscheduled increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and underwriting risk classification, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. Each month we deduct a monthly policy fee. It is $10 per month for the first ten Policy Years and $8 per month thereafter. The monthly policy fee compensates Jackson National for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date.

The administrative charge is based on the Insured's age on the Issue Date and the Specified Death Benefit, up to $2 million of Specified Death Benefit. During the first 15 Policy Years:

                          ISSUE AGE            $ PER $1,000
                            0-49                  0.050
                            50-54                 0.055
                            55-59                 0.060
                            60-64                 0.070
                            65-69                 0.085
                            70-74                 0.095
                            75-79                 0.150
                            80-85                 0.200
                             86                   0.220
                             87                   0.240
                             88                   0.260
                             89                   0.280
                             90                   0.300

Thereafter, the administrative charge is $0.01 per $1,000 of the first $2 million of Specified Death Benefit, regardless of the Insured's age on the Issue Date.

The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We will charge a fee of $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 6. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 26.

ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for policies issued under these arrangements. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group. Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.

We are working to provide documentation electronically. When this program is available, we will, as permitted, forward documentation electronically. Please contact us at our Service Center for more information.

LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application for two years from the approval date.

In issuing a policy, we will rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two year suicide period relating specifically to the increase in coverage. If an Insured commits suicide while sane or insane within two years of the approval date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase. The applicable suicide exclusion period may be longer or shorter in certain states.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson National.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

CONVERSION. After the 20th Policy Anniversary, you may convert the policy to reduced paid-up insurance, so long as your Net Policy Value is at least $3,000, and if you do not want to pay any additional premium. With reduced paid-up insurance, the policy's Death Benefit becomes your Net Policy Value divided by the net single premium. The net single premium is calculating using the minimum interest rate of the Fixed Account and the guaranteed COI charge, which varies by sex and age of the Insured. Reduced paid-up insurance has a policy value based on the minimum interest rate of the Fixed Account and the COI charges under the Commissioner's 1980 Standard Ordinary Age Nearest Birthday Mortality Table, male or female. Partial surrenders will reduce the policy value and Death Benefit. No loans will be allowed under this option.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance Policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT. Jackson National is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson National. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson National will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified," you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson National regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The policy will differ from the policies described in the Revenue Ruling in two respects. The first difference is that the policy in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 51 Investment Divisions and 1 Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30-day period without a fee, whereas a policy owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson National will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the policy constitute income depends, in part, upon whether the policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your Policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the Policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.

TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

            DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY. Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing Michigan 48951. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established in 1997 as a segregated asset account of Jackson National. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson National.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson National.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON NATIONAL. We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES

Jackson National Life Distributors, Inc. ("JNLD"), located at 8055 E. Tufts Avenue, Denver, Colorado 80237, serves as the distributor of the policies. JNLD is a wholly owned subsidiary of Jackson National.

Commissions are paid to registered representatives who sell the policies. Information on commissions can be found in the Statement of Additional Information. Where lower commissions are paid, we may also pay trail commissions. We may use any of our corporate assets to cover the cost of distribution, including any profit from the policy's asset based risk charge and other charges.

Under certain circumstances, JNLD out of their own resources may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. These cash payments, or reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support and are sometimes referred to as "revenue sharing." They may not be offered to all broker-dealers, and the terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products. Such compensation is subject to applicable state insurance law and regulation and the NASD rules of conduct.

The two primary forms of such compensation paid by JNLD are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement, assets under management and sales volume. Overrides are generally based on a fixed percentage of product sales. Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences and educational seminars. Examples of such payments include, but are not limited to, reimbursements for representative training meetings, prospecting seminars, and business development and educational enhancement items. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. These payments are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

Below is a listing of the 19 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 2005 from the Distributor in relation to the sale of our insurance products:

      1.  WM Financial
      2.  LPL Financial Services
      3.  National Planning Corporation
      4.  SII Investments
      5.  Invest
      6.  Fifth Third Securities
      7.  Raymond James
      8.  Securities America
      9.  Webster Securities
      10. ICA
      11. IFMG
      12. Commonwealth Financial Network
      13. Thrivent
      14. Intersecurities
      15. Mutual Service Corporation
      16. Prime Capital Services
      17. Lincoln Financial Advisors
      18. Centaurus Financial
      19. Jefferson Pilot Securities Corporation

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 2005 from the Distributor in relation to the sale of our insurance products.

Besides Jackson National Life Distributors, Inc., we are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. d/b/a Invest Financial Corporation,

     o    Investment Centers of America, Inc., and

     o    BH Clearing, LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or Statement of Additional Information for those funds. The fees range between 0.30% and 0.45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by JNL or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this policy over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the policy.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Jackson National is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against JNL asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from JNL during periods ranging from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson National on a non-material basis or is being vigorously defended. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

                              FINANCIAL STATEMENTS

You can find the financial statements for the Separate Account and for Jackson National in the Statement of Additional Information. The financial statements of Jackson National that are included should be considered only as bearing upon Jackson National's ability to meet its contractual obligations under the policies. Jackson National's financial statements do not bear on the future investment experience of the assets held in the Separate Account.


                                 PRIVACY POLICY

COLLECTION OF NONPUBLIC PERSONAL INFORMATION. We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

     o    Information we receive from you on applications or other forms;

     o    Information about your transactions with us;

     o    Information we receive from a consumer reporting agency;

     o Information we obtain from others in the process of verifying information you provide us; and

     o Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.


DISCLOSURE OF CURRENT AND FORMER CUSTOMER NONPUBLIC PERSONAL INFORMATION. We WILL NOT DISCLOSE our current and former customers' nonpublic personal information to affiliated or nonaffiliated third parties, EXCEPT AS PERMITTED BY LAW. TO THE EXTENT PERMITTED BY LAW, WE MAY DISCLOSE to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your policy and process the transactions and services you request. WE DO NOT SELL INFORMATION TO EITHER AFFILIATED OR NON-AFFILIATED PARTIES.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other Contract Owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

SECURITY TO PROTECT THE CONFIDENTIALITY OF NONPUBLIC PERSONAL INFORMATION. We HAVE SECURITY PRACTICES AND PROCEDURES in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We RESTRICT ACCESS to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS that comply with federal and state regulations to guard your nonpublic personal information.

                                GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.

1940 ACT - Investment Company Act of 1940, as amended.

ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

CASH SURRENDER VALUE - The Policy Value minus any Debt and plus any return of sales charge.

CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.

DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit you have chosen.

DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Guideline Premium and Cash Value Corridor Test, as defined in the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson National issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.

MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.

MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.

NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.

NET POLICY VALUE - The Policy Value minus Debt.

NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.

PREMIUM CHARGES - The sales charge, the premium tax charge, and the federal
(DAC) tax charge.

QUALIFYING MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the GDB Rider. The Qualifying Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the GDB Rider.

RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

SCHEDULE OF SPECIFIED DEATH BENEFITS - The scheduled Specified Death Benefits, chosen by the Owner at issue or modified at a later date, for each Policy Year through the Insured's age 100. The schedule may be level for the life of the policy or change on Policy Anniversaries.

SEPARATE ACCOUNT - Jackson National Life Separate Account IV, the segregated asset account of Jackson National that funds the policies.

SERVICE CENTER - Jackson National Life Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386,
Lansing, Michigan 48909-7886, 1-800-777-7779. You can send express mail to the Jackson National Life Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

 Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a Minimum Death Benefit percentage of 250%. See "Partial Surrenders" on page 29 for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death Benefit is not in the corridor.


                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000

Minimum Death Benefit (B)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Death Benefit                        $200,000 (greater of A and B)         $180,000 (greater of A and B)


As shown above, the Specified Death Benefit is reduced by $20,000, the total partial surrender amount.

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death
Benefit is in corridor, and total partial surrender amount is greater than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000

Minimum Death Benefit (B)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Death Benefit                        $210,000 (greater of A and B)         $190,000 (greater of A and B)


As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit
($200,000) immediately before the partial surrender.

EXAMPLE 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Death
Benefit is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000

Minimum Death Benefit (B)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Death Benefit                        $225,000 (greater of A and B)         $200,000 (greater of A and B)


As shown above, the Specified Death Benefit is unchanged.


                                                     APPENDIX B

                          Advest                                                       NPH
                        AG Edwards                                                     ONB
                     American General                                              Oppenheimer
                    American Portfolios                                             Packerland
                    Centaurus Financial                                      Peoples Securities, Inc.
              Commonwealth Financial Network                                           PFIC
                 Ferris, Baker, Watts Inc.                                         PiperJaffray
                  Fifth Third Securities                                      Prime Capital Services
                  FNB Brokerage Services                                            PrimeVest
                       G.W. Sherwold                                               Proequities
                           Geneos                                           Raymond James & Associates
               Great American Advisors, Inc.                                   Raymond James / PCA
                 Hantz Financial Services                                        Ryan Beck & Co.
                         Hibernia                                               Sammons Securities
                            ICA                                                Scott & Stringfellow
                       ICBA / ICBFS                                             Securities America
                          Infinex                                           Securities Service Network
          Innovative Solutions Insurance Services                          Sigma Financial Corporation
                      Intersecurities                                           Signator Investors
                          INVEST                                                 SII Investments
                            IPI                                                      Sky Bank
                Janney Montgomery Scott LLC                                           Stifel
          Jefferson Pilot Securities Corporation                                      Talbot
                 JJB Hilliard WL Lyons, Inc                                         Thrivent
                 Lincoln Financial Advisors                                            UBOC
                Lincoln Investment Planning                                 United Brokerage Services
                   Linsco Private Ledger                                               UVEST
                   LPL Financial Services                                       Valmark Securities
                            M&T                                               Vanderbilt Securities
                McDonald Investments, Inc.                                  Wachovia Securities, Inc.
                    Met Life Securities                                      Walnut Street Securities
                       Morgan Keegan                                           Waterstone Financial
                       Morgan Peabody                                           Webster Investments
                  Mutual Service Corporation                                           WM
               National Planning Corporation                                           XCU
                      NFP Securities


                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.

We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates to this prospectus is dated May 1, 2006. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.

We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's website at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.


                                       Investment Company Act File No. 811-09933

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2006



           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                   JACKSON NATIONAL LIFE INSURANCE COMPANY(R)

                             IN CONNECTION WITH ITS

                      JACKSON NATIONAL SEPARATE ACCOUNT IV





This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2006. You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 766-4683 or by writing to us at the following address.


                     Jackson National Life Insurance Company
                                 P.O. Box 30502
                          Lansing, Michigan 48909-8002

                                TABLE OF CONTENTS

                                                                                                            PAGE

TABLE OF CONTENTS                                                                                             i

GENERAL INFORMATION AND HISTORY                                                                               1

SERVICES                                                                                                      2

DISTRIBUTOR                                                                                                   2

DISTRIBUTION OF THE POLICIES                                                                                  2

PERFORMANCE DATA                                                                                              3

ILLUSTRATION OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES                                       3

FINANCIAL STATEMENTS                                                                                         11



                         GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company ("Jackson National(R)") is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson National is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson National. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

The JNL/Mellon Capital Management S&P Investment Divisions and JNL/S&P Investment Divisions ("Divisions") of the Separate Account are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                    SERVICES

The financial statements of Jackson National Separate Account IV and Jackson National for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Jackson National Life Insurance Company's audit report refers to the adoption effective January 1, 2004 of the Accounting Standards Executive Committee of the American Institute of Certified Public Accountant's Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." KPMG LLP is located at 303 East Wacker Drive, Chicago, Illinois 60601.

Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson National, and are included in reliance upon her opinion as to their reasonableness.

                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors, Inc. ("JNLD"), a subsidiary of Jackson National. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson National reserves the right to discontinue offering the Policies at any time.

For Ultimate Investor, the aggregate amount of underwriting commissions paid to broker/dealers in 2005 was $140,271. JNLD did not retain any portion of the commissions. JNL Advisor VUL does not pay commissions to broker/dealers. These products were not offered in 2003 and 2004.

                          DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. These registered representatives may also be registered as investment advisers. Registered representatives who sell a policy on which there is a sales charge may earn a maximum sales commission based on cumulative premium in the first ten years that the policy is in force of approximately 5% of premium up to $100,000, 4% of premium greater than $100,000 to $250,000, 3% of premium greater than $250,000 to $500,000, and 2% of premium greater than $500,000. Premium received after ten years earn a 1% commission. Registered representatives also may be eligible for a trail commission of up to 0.60% on a policy on which there is a sales charge that has been in force for at least twelve months. Jackson National may also pay up to 8% of all premiums as a broker-dealer concession in the first Policy Year. No sales commissions may be earned when a policy is sold without a sales charge. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson National pays all such commissions and incentives.

                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current asset based risk charge applicable under the Policy for the first ten Policy Years. The guaranteed asset based risk charge is higher and the current asset based risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

Performance data may be shown for the period from the commencement of Policy sales.

                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

Four tables within this section illustrate how values under a Policy change with the investment experience of the Portfolios. Two tables are for Policies with a sales charge, and two tables are for Policies without a sales charge. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios.

For Policies with a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193%, respectively, on a guaranteed basis, and -1.590%, 4.409% and 10.358%, respectively, on a current basis during years one through ten, -0.750%, 5.247% and 11.244%, respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

For Policies without a sales charge, the gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193%, respectively, on a guaranteed basis, and -0.849%, 5.142% and 11.133%, respectively, on a current basis during years one through ten and -0.700%, 5.300% and 11.300%, respectively, on a current basis thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables.

For Policies with a sales charge, these charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is charged in the first ten Policy Years and is currently 4.5% of cumulative premium up to $100,000, 3.5% from $100,000 to $250,000, 2.5% from
$250,000 to $500,000, and 2.0% for cumulative premiums greater than $500,000. The sales charge is guaranteed not to exceed 4.5% of all premium. The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively. The asset based risk charge is currently equivalent to an annual effective rate of 0.85% and 0.05% for Policy Years 1-10 and 11-20, respectively, and 0% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:


----------------- -------------- ---------------- ------------ ---------------- ----------
   ISSUE AGE:         RATE:        ISSUE AGE:        RATE:       ISSUE AGE:       RATE:
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
      0-49           $0.050           70-74         $0.095           88          $0.260
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     50-54           $0.055           75-79         $0.150           89          $0.280
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     55-59           $0.060           80-85         $0.200           90          $0.300
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     60-64           $0.070            86           $0.220
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     65-69           $0.085            87           $0.240
----------------- -------------- ---------------- ------------ ---------------- ----------

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

For Policies without a sales charge, these charges include a premium tax charge and federal (DAC) tax charge, which are deducted from each premium; a daily asset based risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively. The asset based risk charge is currently equivalent to an annual effective rate of 0.15% for Policy Years 1-10 and 0% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $10 per month for the first ten Policy Years and $8 per month thereafter.

The monthly administrative fee varies by issue age as shown in the following table:


----------------- -------------- ---------------- ------------ ---------------- ----------
   ISSUE AGE:         RATE:        ISSUE AGE:        RATE:       ISSUE AGE:       RATE:
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
      0-49           $0.050           70-74         $0.095           88          $0.260
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     50-54           $0.055           75-79         $0.150           89          $0.280
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     55-59           $0.060           80-85         $0.200           90          $0.300
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     60-64           $0.070            86           $0.220
----------------- -------------- ---------------- ------------ ---------------- ----------
----------------- -------------- ---------------- ------------ ---------------- ----------
     65-69           $0.085            87           $0.240
----------------- -------------- ---------------- ------------ ---------------- ----------

It is charged per month per $1,000 of Specified Death Benefit for Policy Years 1-15 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.


                                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                                Flexible Premium Variable Life Insurance Policy WITH A SALES CHARGE
                                              Male Preferred Non-tobacco Issue Age 45
                                                      $5,859.00 Annual Premium
                                    $350,000 Specified Death Benefit (Death Benefit Option A)
                                                          CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1        4,750       4,926      350,000      5,052          5,228        350,000        5,354          5,530          350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2        9,336       9,629      350,000      10,233        10,526        350,000       11,167          11,460         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3       13,769      13,769      350,000      15,558        15,558        350,000       17,496          17,496         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4       18,073      18,073      350,000      21,058        21,058        350,000       24,420          24,420         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5       22,265      22,265      350,000      26,755        26,755        350,000       32,018          32,018         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6       26,351      26,351      350,000      32,664        32,664        350,000       40,366          40,366         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7       30,334      30,334      350,000      38,797        38,797        350,000       49,548          49,548         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8       34,234      34,234      350,000      45,182        45,182        350,000       59,670          59,670         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9       38,040      38,040      350,000      51,820        51,820        350,000       70,822          70,822         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10       41,728      41,728      350,000      58,700        58,700        350,000       83,091          83,091         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11       45,937      45,937      350,000      66,653        66,653        350,000       97,684          97,684         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12       49,989      49,989      350,000      74,914        74,914        350,000       113,842        113,842         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13       53,877      53,877      350,000      83,499        83,499        350,000       131,752        131,752         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14       57,620      57,620      350,000      92,447        92,447        350,000       151,648        151,648         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15       61,229      61,229      350,000     101,792        101,792       350,000       173,785        173,785         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16       64,915      64,915      350,000     111,775        111,775       350,000       198,648        198,648         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17       68,501      68,501      350,000     122,254        122,254       350,000       226,389        226,389         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18       71,985      71,985      350,000     133,262        133,262       350,000       257,364        257,364         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19       75,365      75,365      350,000     144,833        144,833       350,000       291,968        291,968         362,040
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20       78,637      78,637      350,000     157,004        157,004       350,000       330,478        330,478         403,184
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25       93,330      93,330      350,000     228,878        228,878       350,000       598,921        598,921         694,749
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30       102,114     102,114     350,000     323,620        323,620       350,000      1,054,726      1,054,726       1,128,557
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35       97,574      97,574      350,000     448,674        448,674       471,108      1,829,731      1,829,731       1,921,218
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40       66,457      66,457      350,000     606,983        606,983       637,332      3,131,935      3,131,935       3,288,531
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **        803,790        803,790       843,980      5,293,236      5,293,236       5,557,898
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **       1,055,959      1,055,959     1,066,519     8,935,085      8,935,085       9,024,435
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **       1,399,199      1,399,199     1,399,199    15,299,005      15,299,005     15,299,005
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5.   The Death Benefits  shown comply with Section 7702 of the Internal  Revenue
     Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7.   The  gross  annual  investment  rates of 0%, 6% and 12%  correspond  to net
     annual  investment  rates  of  return  of  -1.540%,   4.409%  and  10.358%,
     respectively,  during  years one through ten,  -0.750%,  5.247% and 11.244%
     respectively,  during years eleven through twenty, and -0.700%,  5.300% and
     11.300%, respectively, during years twenty-one and thereafter.

                                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                                Flexible Premium Variable Life Insurance Policy WITH A SALES CHARGE
                                              Male Preferred Non-tobacco Issue Age 45
                                                      $5,859.00 Annual Premium
                                    $350,000 Specified Death Benefit (Death Benefit Option A)
                                                     GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1       3,349       3,349      350,000     3,605       3,605      350,000      3,861        3,861        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2       6,524       6,524      350,000     7,242       7,242      350,000      7,993        7,993        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3       9,520       9,520      350,000     10,907     10,907      350,000     12,417        12,417       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4       12,334     12,334      350,000     14,596     14,596      350,000     17,160        17,160       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5       14,955     14,955      350,000     18,296     18,296      350,000     22,243        22,243       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6       17,378     17,378      350,000     22,002     22,002      350,000     27,697        27,697       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7       19,578     19,578      350,000     25,687     25,687      350,000     33,537        33,537       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8       21,537     21,537      350,000     29,332     29,332      350,000     39,789        39,789       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9       23,232     23,232      350,000     32,911     32,911      350,000     46,476        46,476       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10      24,635     24,635      350,000     36,393     36,393      350,000     53,627        53,627       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11      25,755     25,755      350,000     39,784     39,784      350,000     61,310        61,310       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12      26,547     26,547      350,000     43,037     43,037      350,000     69,551        69,551       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13      27,003     27,003      350,000     46,137     46,137      350,000     78,418        78,418       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14      27,102     27,102      350,000     49,062     49,062      350,000     87,982        87,982       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15      26,819     26,819      350,000     51,783     51,783      350,000     98,322        98,322       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16      26,283     26,283      350,000     54,429     54,429      350,000     109,700      109,700       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17      25,274     25,274      350,000     56,782     56,782      350,000     122,053      122,053       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18      23,728     23,728      350,000     58,776     58,776      350,000     135,490      135,490       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19      21,565     21,565      350,000     60,327     60,327      350,000     150,142      150,142       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20      18,707     18,707      350,000     61,351     61,351      350,000     166,175      166,175       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **       55,203     55,203      350,000     276,392      276,392       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **       12,974     12,974      350,000     466,903      466,903       499,586
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **        771,244      771,244       809,807
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **       1,238,286    1,238,286     1,300,200
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **       1,934,609    1,934,609     2,031,340
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **       3,030,379    3,030,379     3,060,683
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **       4,951,377    4,951,377     4,951,377
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5.   The Death Benefits  shown comply with Section 7702 of the Internal  Revenue
     Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

                                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                               Flexible Premium Variable Life Insurance Policy WITHOUT A SALES CHARGE
                                              Male Preferred Non-tobacco Issue Age 45
                                                      $5,859.00 Annual Premium
                                      $350,000 Specified Death Benefit (Death Benefit Option A)
                                                          CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1        5,067       5,067      350,000      5,388          5,388        350,000        5,708          5,708          350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2       10,009      10,009      350,000      10,968        10,968        350,000       11,965          11,965         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3       14,835      14,835      350,000      16,759        16,759        350,000       18,843          18,843         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4       19,566      19,566      350,000      22,795        22,795        350,000       26,432          26,432         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5       24,217      24,217      350,000      29,102        29,102        350,000       34,828          34,828         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6       28,791      28,791      350,000      35,698        35,698        350,000       44,128          44,128         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7       33,292      33,292      350,000      42,602        42,602        350,000       54,437          54,437         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8       37,736      37,736      350,000      49,847        49,847        350,000       65,886          65,886         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9       42,112      42,112      350,000      57,440        57,440        350,000       78,597          78,597         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10       46,401      46,401      350,000      65,381        65,381        350,000       92,693          92,693         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11       50,687      50,687      350,000      73,811        73,811        350,000       108,513        108,513         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12       54,831      54,831      350,000      82,594        82,594        350,000       126,060        126,060         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13       58,830      58,830      350,000      91,749        91,749        350,000       145,542        145,542         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14       62,698      62,698      350,000     101,315        101,315       350,000       167,212        167,212         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15       66,446      66,446      350,000     111,329        111,329       350,000       191,348        191,348         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16       70,254      70,254      350,000     122,008        122,008       350,000       218,442        218,442         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17       73,945      73,945      350,000     133,211        133,211       350,000       248,678        248,678         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18       77,513      77,513      350,000     144,973        144,973       350,000       282,449        282,449         355,886
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19       80,953      80,953      350,000     157,329        157,329       350,000       320,062        320,062         396,877
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20       84,259      84,259      350,000     170,320        170,320       350,000       361,871        361,871         441,483
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25       98,963      98,963      350,000     246,769        246,769       350,000       652,191        652,191         756,541
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30       107,895     107,895     350,000     348,035        348,035       372,398      1,145,143      1,145,143       1,225,303
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35       103,839     103,839     350,000     480,126        480,126       504,132      1,983,314      1,983,314       2,082,480
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40       73,928      73,928      350,000     647,294        647,294       679,659      3,391,627      3,391,627       3,561,209
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **        855,062        855,062       897,816      5,729,001      5,729,001       6,015,451
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **       1,121,284      1,121,284     1,132,496     9,667,538      9,667,538       9,764,213
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **       1,483,769      1,483,769     1,483,769    16,550,000      16,550,000     16,550,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5.   The Death Benefits  shown comply with Section 7702 of the Internal  Revenue
     Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of 8. -1.540%, 4.409% and 10.358%, respectively, during years one through ten, -0.750%, 5.247% and 11.244% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.


                                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                               Flexible Premium Variable Life Insurance Policy WITHOUT A SALES CHARGE
                                              Male Preferred Non-tobacco Issue Age 45
                                                      $5,859.00 Annual Premium
                                    $350,000 Specified Death Benefit (Death Benefit Option A)
                                                     GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1       3,638       3,638      350,000     3,911       3,911      350,000      4,185        4,185        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2       7,097       7,097      350,000     7,869       7,869      350,000      8,675        8,675        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3       10,374     10,374      350,000     11,868     11,868      350,000     13,494        13,494       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4       13,466     13,466      350,000     15,908     15,908      350,000     18,676        18,676       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5       16,362     16,362      350,000     19,977     19,977      350,000     24,244        24,244       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6       19,058     19,058      350,000     24,070     24,070      350,000     30,237        30,237       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7       21,528     21,528      350,000     28,161     28,161      350,000     36,675        36,675       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8       23,755     23,755      350,000     32,234     32,234      350,000     43,592        43,592       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9       25,717     25,717      350,000     36,264     36,264      350,000     51,021        51,021       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10      27,387     27,387      350,000     40,223     40,223      350,000     58,998        58,998       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11      28,774     28,774      350,000     44,120     44,120      350,000     67,605        67,605       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12      29,835     29,835      350,000     47,908     47,908      350,000     76,880        76,880       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13      30,560     30,560      350,000     51,578     51,578      350,000     86,906        86,906       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14      30,931     30,931      350,000     55,110     55,110      350,000     97,770        97,770       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15      30,925     30,925      350,000     58,479     58,479      350,000     109,575      109,575       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16      30,668     30,668      350,000     61,819     61,819      350,000     122,604      122,604       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17      29,946     29,946      350,000     64,918     64,918      350,000     136,824      136,824       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18      28,694     28,694      350,000     67,717     67,717      350,000     152,380      152,380       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19      26,837     26,837      350,000     70,141     70,141      350,000     169,445      169,445       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20      24,295     24,295      350,000     72,114     72,114      350,000     188,233      188,233       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **       72,357     72,357      350,000     319,784      319,784       370,949
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **       41,675     41,675      350,000     537,671      537,671       575,308
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **        884,862      884,862       929,105
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **       1,417,595    1,417,595     1,488,475
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **       2,211,759    2,211,759     2,322,347
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **       3,461,535    3,461,535     3,496,150
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **       5,652,831    5,652,831     5,652,831
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

Assumptions:

1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.

2.   No policy loans or partial surrenders have been taken.

3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.

4. Policy values will vary from those illustrated if actual rates differ from those assumed.

5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.

6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

PLEASE NOTE: THE HYPOTHETICAL GROSS INVESTMENT RATES OF RETURN SHOWN IN EACH OF THE ABOVE TABLES ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 6.00% AND 12.00% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JACKSON NATIONAL OR ANY PORTFOLIO THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              FINANCIAL STATEMENTS

In the pages that follow are the financial statements of JNL Separate Account IV as of December 31, 2005 and Jackson National as of December 31, 2005, 2004, and 2003, and the accompanying Independent Registered Public Accounting Firm's Reports. The financial statements of Jackson National included herein should be considered only as bearing upon the ability of Jackson National to meet its obligations under the Policies. Jackson National's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                             JNL Separate Account IV

                                 [INSERT LOGO]

                              Financial Statements

                               December 31, 2005



JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
December 31, 2005


                                                    JNL/              JNL/AIM              JNL/              JNL/
                                               AIM Large Cap        Real Estate       AIM Small Cap      Alger Growth
                                              Growth Portfolio       Portfolio       Growth Portfolio      Portfolio
                                              -----------------  ------------------  -----------------  ----------------
ASSETS
Investments, at value (a)                            $ 123,985            $ 28,401           $ 40,044          $ 21,621
Receivables:
   Dividend receivable                                       -                   -                  -                 -
   Investment securities sold                               13                   1                  9                 5
   Sub-account units sold                                    -                   -                  -                 -
                                              -----------------  ------------------  -----------------  ----------------
TOTAL ASSETS                                           123,998              28,402             40,053            21,626
                                              -----------------  ------------------  -----------------  ----------------

LIABILITIES
Payables:
   Investment securities purchased                           -                   -                  -                 -
   Sub-account units redeemed                               10                   -                  8                 4
   Insurance fees due to Jackson National Life               3                   1                  1                 1
                                              -----------------  ------------------  -----------------  ----------------
TOTAL LIABILITIES                                           13                   1                  9                 5
                                              -----------------  ------------------  -----------------  ----------------
NET ASSETS (NOTE 6)                                  $ 123,985            $ 28,401           $ 40,044          $ 21,621
                                              =================  ==================  =================  ================



(a)  Investment shares                                   9,871               2,423              2,951             1,240
       Investments at cost                           $ 116,680            $ 27,535           $ 37,523          $ 20,188



                                                 JNL/Alliance                             JNL/Eagle          JNL/
                                                Capital Growth      JNL/Eagle Core        SmallCap       FMR Balanced
                                                  Portfolio        Equity Portfolio    Equity Portfolio    Portfolio
                                              -------------------  ------------------  ---------------- ----------------
ASSETS
Investments, at value (a)                                    $ -            $ 31,512          $ 33,890         $ 18,881
Receivables:
   Dividend receivable                                         -                   -                 -                -
   Investment securities sold                                  -                   3                 1                6
   Sub-account units sold                                      -                   4                 4                -
                                              -------------------  ------------------  ---------------- ----------------
TOTAL ASSETS                                                   -              31,519            33,895           18,887
                                              -------------------  ------------------  ---------------- ----------------

LIABILITIES
Payables:
   Investment securities purchased                             -                   4                 4                -
   Sub-account units redeemed                                  -                   2                 -                6
   Insurance fees due to Jackson National Life                 -                   1                 1                -
                                              -------------------  ------------------  ---------------- ----------------
TOTAL LIABILITIES                                              -                   7                 5                6
                                              -------------------  ------------------  ---------------- ----------------
NET ASSETS (NOTE 6)                                          $ -            $ 31,512          $ 33,890         $ 18,881
                                              ===================  ==================  ================ ================



(a)  Investment shares                                         -               2,044             1,676            1,695
       Investments at cost                                   $ -            $ 30,547          $ 33,324         $ 17,420




                                                                   JNL/Franklin
                                                    JNL/             Templeton
                                                 FMR Capital         Small Cap
                                               Growth Portfolio   Value Portfolio
                                              ------------------  -----------------
ASSETS
Investments, at value (a)                              $ 15,167           $ 27,810
Receivables:
   Dividend receivable                                        -                  -
   Investment securities sold                                 -                  1
   Sub-account units sold                                     -                  -
                                              ------------------  -----------------
TOTAL ASSETS                                             15,167             27,811
                                              ------------------  -----------------

LIABILITIES
Payables:
   Investment securities purchased                            -                  -
   Sub-account units redeemed                                 -                  -
   Insurance fees due to Jackson National Life                -                  1
                                              ------------------  -----------------
TOTAL LIABILITIES                                             -                  1
                                              ------------------  -----------------
NET ASSETS (NOTE 6)                                    $ 15,167           $ 27,810
                                              ==================  =================



(a)  Investment shares                                      911              2,519
       Investments at cost                             $ 14,493           $ 27,578



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
December 31, 2005


                                               JNL/Goldman
                                                Sachs Mid        JNL/JPMorgan      JNL/JPMorgan        JNL/Lazard
                                                Cap Value       International      International        Mid Cap
                                                Portfolio      Equity Portfolio   Value Portfolio   Value Portfolio
                                            ------------------ -----------------  ----------------  -----------------
ASSETS
Investments, at value (a)                            $ 36,466          $ 20,098          $ 41,076          $ 127,681
Receivables:
   Dividend receivable                                      -                 -                 -                  -
   Investment securities sold                               1                 6                 1                  3
   Sub-account units sold                                   -                 -                 -                  -
                                            ------------------ -----------------  ----------------  -----------------
TOTAL ASSETS                                           36,467            20,104            41,077            127,684
                                            ------------------ -----------------  ----------------  -----------------

LIABILITIES
Payables:
   Investment securities purchased                          -                 -                 -                  -
   Sub-account units redeemed                               -                 6                 -                  -
   Insurance fees due to Jackson National Life              1                 -                 1                  3
                                            ------------------ -----------------  ----------------  -----------------
TOTAL LIABILITIES                                           1                 6                 1                  3
                                            ------------------ -----------------  ----------------  -----------------
NET ASSETS (NOTE 6)                                  $ 36,466          $ 20,098          $ 41,076          $ 127,681
                                            ================== =================  ================  =================



(a)  Investment shares                                  3,199             1,664             3,711              9,381
       Investments at cost                           $ 35,467          $ 19,024          $ 37,850          $ 142,508


                                                 JNL/Lazard           JNL/MCM            JNL/MCM              JNL/MCM
                                                  Small Cap          Bond Index       Communications      Consumer Brands
                                               Value Portfolio       Portfolio       Sector Portfolio     Sector Portfolio
                                            --------------------  ----------------- -------------------  -------------------
ASSETS
Investments, at value (a)                             $ 102,322           $ 43,674             $ 6,432              $ 1,442
Receivables:
   Dividend receivable                                        -                  -                   -                    -
   Investment securities sold                                 2                  1                   -                    -
   Sub-account units sold                                     3                  5                   -                    -
                                            --------------------  ----------------- -------------------  -------------------
TOTAL ASSETS                                            102,327             43,680               6,432                1,442
                                            --------------------  ----------------- -------------------  -------------------

LIABILITIES
Payables:
   Investment securities purchased                            3                  5                   -                    -
   Sub-account units redeemed                                 -                  -                   -                    -
   Insurance fees due to Jackson National Life                2                  1                   -                    -
                                            --------------------  ----------------- -------------------  -------------------
TOTAL LIABILITIES                                             5                  6                   -                    -
                                            --------------------  ----------------- -------------------  -------------------
NET ASSETS (NOTE 6)                                   $ 102,322           $ 43,674             $ 6,432              $ 1,442
                                            ====================  ================= ===================  ===================



(a)  Investment shares                                    7,975              4,082               1,462                  128
       Investments at cost                            $ 111,753           $ 44,382             $ 6,972              $ 1,377



                                                    JNL/MCM
                                                    Enhanced            JNL/MCM
                                                 S&P 500 Stock      Financial Sector
                                                Index Portfolio        Portfolio
                                            ----------------------- -----------------
ASSETS
Investments, at value (a)                                 $ 70,700          $ 34,509
Receivables:
   Dividend receivable                                           -                 -
   Investment securities sold                                    1                 1
   Sub-account units sold                                        -                 -
                                            ----------------------- -----------------
TOTAL ASSETS                                                70,701            34,510
                                            ----------------------- -----------------

LIABILITIES
Payables:
   Investment securities purchased                               -                 -
   Sub-account units redeemed                                    -                 -
   Insurance fees due to Jackson National Life                   1                 1
                                            ----------------------- -----------------
TOTAL LIABILITIES                                                1                 1
                                            ----------------------- -----------------
NET ASSETS (NOTE 6)                                       $ 70,700          $ 34,509
                                            ======================= =================



(a)  Investment shares                                       8,539             2,534
       Investments at cost                                $ 76,537          $ 32,587



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
December 31, 2005


                                                      JNL/MCM           JNL/MCM           JNL/MCM            JNL/MCM
                                                    Healthcare       International         JNL 5        Oil & Gas Sector
                                                  Sector Portfolio  Index Portfolio      Portfolio          Portfolio
                                                  ----------------  ----------------  ----------------  ------------------
ASSETS
Investments, at value (a)                                $ 71,435         $ 256,672       $ 2,469,792           $ 132,406
Receivables:
   Dividend receivable                                          -                 -                 -                   -
   Investment securities sold                                   7                15               219                   3
   Sub-account units sold                                       -                 -               192                   -
                                                  ----------------  ----------------  ----------------  ------------------
TOTAL ASSETS                                               71,442           256,687         2,470,203             132,409
                                                  ----------------  ----------------  ----------------  ------------------

LIABILITIES
Payables:
   Investment securities purchased                              -                 -               192                   -
   Sub-account units redeemed                                   6                 9               164                   -
   Insurance fees due to Jackson National Life                  1                 6                55                   3
                                                  ----------------  ----------------  ----------------  ------------------
TOTAL LIABILITIES                                               7                15               411                   3
                                                  ----------------  ----------------  ----------------  ------------------
NET ASSETS (NOTE 6)                                      $ 71,435         $ 256,672       $ 2,469,792           $ 132,406
                                                  ================  ================  ================  ==================



(a)  Investment shares                                      5,733            18,873           204,115               5,231
       Investments at cost                               $ 68,122         $ 267,962       $ 2,344,357           $ 129,028




                                                        JNL/MCM              JNL/MCM           JNL/MCM             JNL/MCM
                                                    S&P 400 MidCap           S&P 500          Small Cap          Technology
                                                    Index Portfolio      Index Portfolio   Index Portfolio    Sector Portfolio
                                                  --------------------  ------------------ -----------------  ------------------
ASSETS
Investments, at value (a)                                   $ 123,707           $ 403,013         $ 137,183            $ 38,521
Receivables:
   Dividend receivable                                              -                   -                 -                   -
   Investment securities sold                                       3                  48                 3                   7
   Sub-account units sold                                           -                  31                 -                  14
                                                  --------------------  ------------------ -----------------  ------------------
TOTAL ASSETS                                                  123,710             403,092           137,186              38,542
                                                  --------------------  ------------------ -----------------  ------------------

LIABILITIES
Payables:
   Investment securities purchased                                  -                  31                 -                  14
   Sub-account units redeemed                                       -                  38                 -                   6
   Insurance fees due to Jackson National Life                      3                  10                 3                   1
                                                  --------------------  ------------------ -----------------  ------------------
TOTAL LIABILITIES                                                   3                  79                 3                  21
                                                  --------------------  ------------------ -----------------  ------------------
NET ASSETS (NOTE 6)                                         $ 123,707           $ 403,013         $ 137,183            $ 38,521
                                                  ====================  ================== =================  ==================



(a)  Investment shares                                          8,699              37,455            10,222               6,114
       Investments at cost                                  $ 114,893           $ 393,951         $ 130,247            $ 37,127




                                                        JNL/MCM          JNL/Oppenheimer
                                                          VIP             Global Growth
                                                       Portfolio            Portfolio
                                                  --------------------  ------------------
ASSETS
Investments, at value (a)                                   $ 492,028            $ 56,203
Receivables:
   Dividend receivable                                              -                   -
   Investment securities sold                                      51                   9
   Sub-account units sold                                           -                   -
                                                  --------------------  ------------------
TOTAL ASSETS                                                  492,079              56,212
                                                  --------------------  ------------------

LIABILITIES
Payables:
   Investment securities purchased                                  -                   -
   Sub-account units redeemed                                      41                   8
   Insurance fees due to Jackson National Life                     10                   1
                                                  --------------------  ------------------
TOTAL LIABILITIES                                                  51                   9
                                                  --------------------  ------------------
NET ASSETS (NOTE 6)                                         $ 492,028            $ 56,203
                                                  ====================  ==================



(a)  Investment shares                                         40,430               4,142
       Investments at cost                                  $ 462,410            $ 47,851



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
December 31, 2005


                                                      JNL/            JNL/PIMCO                            JNL/Putnam
                                                   Oppenheimer      Total Return        JNL/Putnam           Midcap
                                                 Growth Portfolio  Bond Portfolio    Equity Portfolio   Growth Portfolio
                                                 ----------------  ----------------  -----------------  -----------------
ASSETS
Investments, at value (a)                               $ 19,024          $ 69,372           $ 12,726           $ 16,302
Receivables:
   Dividend receivable                                         -                 -                  -                  -
   Investment securities sold                                  -                 2                  -                  -
   Sub-account units sold                                      -                 7                  -                  -
                                                 ----------------  ----------------  -----------------  -----------------
TOTAL ASSETS                                              19,024            69,381             12,726             16,302
                                                 ----------------  ----------------  -----------------  -----------------

LIABILITIES
Payables:
   Investment securities purchased                             -                 7                  -                  -
   Sub-account units redeemed                                  -                 -                  -                  -
   Insurance fees due to Jackson National Life                 -                 2                  -                  -
                                                 ----------------  ----------------  -----------------  -----------------
TOTAL LIABILITIES                                              -                 9                  -                  -
                                                 ----------------  ----------------  -----------------  -----------------
NET ASSETS (NOTE 6)                                     $ 19,024          $ 69,372           $ 12,726           $ 16,302
                                                 ================  ================  =================  =================



(a)  Investment shares                                     2,017             5,825                633              1,789
       Investments at cost                              $ 17,460          $ 71,424           $ 10,699           $ 14,706



                                                                                                               JNL/Salomon
                                                                       JNL/Salomon                               Brothers
                                                    JNL/Putnam           Brothers          JNL/Salomon       U.S. Government
                                                       Value            High Yield      Brothers Strategic       & Quality
                                                 Equity Portfolio     Bond Portfolio     Bond Portfolio       Bond Portfolio
                                                 ------------------  -----------------  ------------------  -------------------
ASSETS
Investments, at value (a)                                    $ 254          $ 105,633            $ 64,742             $ 16,724
Receivables:
   Dividend receivable                                           -                  -                   -                    -
   Investment securities sold                                    5                  3                   7                    -
   Sub-account units sold                                        -                  5                   7                    1
                                                 ------------------  -----------------  ------------------  -------------------
TOTAL ASSETS                                                   259            105,641              64,756               16,725
                                                 ------------------  -----------------  ------------------  -------------------

LIABILITIES
Payables:
   Investment securities purchased                               -                  5                   7                    1
   Sub-account units redeemed                                    5                  -                   5                    -
   Insurance fees due to Jackson National Life                   -                  3                   2                    -
                                                 ------------------  -----------------  ------------------  -------------------
TOTAL LIABILITIES                                                5                  8                  14                    1
                                                 ------------------  -----------------  ------------------  -------------------
NET ASSETS (NOTE 6)                                          $ 254          $ 105,633            $ 64,742             $ 16,724
                                                 ==================  =================  ==================  ===================



(a)  Investment shares                                          14             13,009               5,635                1,454
       Investments at cost                                   $ 247          $ 113,018            $ 67,684             $ 17,270






                                                    JNL/Select         JNL/Select
                                                     Balanced         Global Growth
                                                     Portfolio          Portfolio
                                                 ------------------  ----------------
ASSETS
Investments, at value (a)                                 $ 89,932           $ 8,485
Receivables:
   Dividend receivable                                           -                 -
   Investment securities sold                                    2                 -
   Sub-account units sold                                        -                 -
                                                 ------------------  ----------------
TOTAL ASSETS                                                89,934             8,485
                                                 ------------------  ----------------

LIABILITIES
Payables:
   Investment securities purchased                               -                 -
   Sub-account units redeemed                                    -                 -
   Insurance fees due to Jackson National Life                   2                 -
                                                 ------------------  ----------------
TOTAL LIABILITIES                                                2                 -
                                                 ------------------  ----------------
NET ASSETS (NOTE 6)                                       $ 89,932           $ 8,485
                                                 ==================  ================



(a)  Investment shares                                       5,750               429
       Investments at cost                                $ 97,452           $ 7,940




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Assets and Liabilities
December 31, 2005



                                                   JNL/Select         JNL/Select         JNL/Select
                                                    Large Cap        Money Market          Value
                                                Growth Portfolio      Portfolio          Portfolio
                                                ------------------ -----------------  -----------------
ASSETS
Investments, at value (a)                                $ 26,091         $ 365,670           $ 47,803
Receivables:
   Dividend receivable                                          -                77                  -
   Investment securities sold                                   1                 9                  1
   Sub-account units sold                                       -                 -                  -
                                                ------------------ -----------------  -----------------
TOTAL ASSETS                                               26,092           365,756             47,804
                                                ------------------ -----------------  -----------------

LIABILITIES
Payables:
   Investment securities purchased                              -                 -                  -
   Sub-account units redeemed                                   -                 -                  -
   Insurance fees due to Jackson National Life                  1                 9                  1
                                                ------------------ -----------------  -----------------
TOTAL LIABILITIES                                               1                 9                  1
                                                ------------------ -----------------  -----------------
NET ASSETS (NOTE 6)                                      $ 26,091         $ 365,747           $ 47,803
                                                ================== =================  =================



(a)  Investment shares                                      1,260           365,670              2,827
       Investments at cost                               $ 25,046         $ 365,670           $ 47,214



                                                    JNL/T. Rowe          JNL/T. Rowe           JNL/
                                                 Price Established      Price Mid-Cap     T. Rowe Price
                                                  Growth Portfolio     Growth Portfolio  Value Portfolio
                                                ---------------------  ----------------- -----------------
ASSETS
Investments, at value (a)                                   $ 56,560          $ 145,074         $ 172,136
Receivables:
   Dividend receivable                                             -                  -                 -
   Investment securities sold                                      5                 24                 4
   Sub-account units sold                                          -                  -                 2
                                                ---------------------  ----------------- -----------------
TOTAL ASSETS                                                  56,565            145,098           172,142
                                                ---------------------  ----------------- -----------------

LIABILITIES
Payables:
   Investment securities purchased                                 -                  -                 2
   Sub-account units redeemed                                      4                 20                 -
   Insurance fees due to Jackson National Life                     1                  4                 4
                                                ---------------------  ----------------- -----------------
TOTAL LIABILITIES                                                  5                 24                 6
                                                ---------------------  ----------------- -----------------
NET ASSETS (NOTE 6)                                         $ 56,560          $ 145,074         $ 172,136
                                                =====================  ================= =================



(a)  Investment shares                                         2,901              4,875            12,269
       Investments at cost                                  $ 52,156          $ 143,292         $ 173,083


                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Operations
For the Period Ended December 31, 2005


                                                       JNL/              JNL/AIM             JNL/              JNL/
                                                   AIM Large Cap       Real Estate       AIM Small Cap     Alger Growth
                                                 Growth Portfolio     Portfolio (a)    Growth Portfolio     Portfolio
                                                 ------------------  ----------------  ------------------ ---------------
INVESTMENT INCOME
   Dividends                                                  $ 40               $ -                 $ -            $ 22
                                                 ------------------  ----------------  ------------------ ---------------

EXPENSES
   Insurance charges (Note 5)                                  530                52                 201              97
                                                 ------------------  ----------------  ------------------ ---------------
TOTAL EXPENSES                                                 530                52                 201              97
                                                 ------------------  ----------------  ------------------ ---------------
                                                 ------------------  ----------------  ------------------ ---------------
NET INVESTMENT INCOME (LOSS)                                  (490)              (52)               (201)            (75)
                                                 ------------------  ----------------  ------------------ ---------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                       -                 -                   -               -
   Investments                                                 385               (16)                 96             260
Net change in unrealized appreciation
   (depreciation) on investments                             5,940               866               2,346           1,104
                                                 ------------------  ----------------  ------------------ ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      6,325               850               2,442           1,364
                                                 ------------------  ----------------  ------------------ ---------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $ 5,835             $ 798             $ 2,241         $ 1,289
                                                 ==================  ================  ================== ===============



                                                   JNL/Alliance                            JNL/Eagle             JNL/
                                                  Capital Growth     JNL/Eagle Core         SmallCap         FMR Balanced
                                                  Portfolio (b)     Equity Portfolio    Equity Portfolio       Portfolio
                                                 -----------------  ------------------ ------------------- ------------------
INVESTMENT INCOME
   Dividends                                                  $ -               $ 273                 $ -                $ 1
                                                 -----------------  ------------------ ------------------- ------------------

EXPENSES
   Insurance charges (Note 5)                                   5                 238                 109                 96
                                                 -----------------  ------------------ ------------------- ------------------
TOTAL EXPENSES                                                  5                 238                 109                 96
                                                 -----------------  ------------------ ------------------- ------------------
                                                 -----------------  ------------------ ------------------- ------------------
NET INVESTMENT INCOME (LOSS)                                   (5)                 35                (109)               (95)
                                                 -----------------  ------------------ ------------------- ------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                      -                   -                 570                  -
   Investments                                               (172)              4,273                 228                 76
Net change in unrealized appreciation
   (depreciation) on investments                              (21)               (563)               (160)             1,417
                                                 -----------------  ------------------ ------------------- ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      (193)              3,710                 638              1,493
                                                 -----------------  ------------------ ------------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $ (198)            $ 3,745               $ 529            $ 1,398
                                                 =================  ================== =================== ==================




                                                                        JNL/Franklin
                                                       JNL/               Templeton
                                                    FMR Capital           Small Cap
                                                  Growth Portfolio   Value Portfolio (a)
                                                 ------------------  --------------------
INVESTMENT INCOME
   Dividends                                                  $ 42                   $ -
                                                 ------------------  --------------------

EXPENSES
   Insurance charges (Note 5)                                   62                    28
                                                 ------------------  --------------------
TOTAL EXPENSES                                                  62                    28
                                                 ------------------  --------------------
                                                 ------------------  --------------------
NET INVESTMENT INCOME (LOSS)                                   (20)                  (28)
                                                 ------------------  --------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                       -                     -
   Investments                                                  20                     1
Net change in unrealized appreciation
   (depreciation) on investments                               583                   232
                                                 ------------------  --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                        603                   233
                                                 ------------------  --------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           $ 583                 $ 205
                                                 ==================  ====================



(a)  Commencement of operations May 2, 2005.
(b)  Period from January 1, 2005 through April 28, 2005.



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Operations
For the Period Ended December 31, 2005


                                                JNL/Goldman
                                                 Sachs Mid        JNL/JPMorgan       JNL/JPMorgan       JNL/Lazard
                                                 Cap Value       International      International        Mid Cap
                                               Portfolio (a)    Equity Portfolio   Value Portfolio   Value Portfolio
                                              ----------------- -----------------  ----------------- -----------------
INVESTMENT INCOME
   Dividends                                               $ -             $ 312              $ 139          $ 11,726
                                              ----------------- -----------------  ----------------- -----------------

EXPENSES
   Insurance charges (Note 5)                               45                54                127               457
                                              ----------------- -----------------  ----------------- -----------------
TOTAL EXPENSES                                              45                54                127               457
                                              ----------------- -----------------  ----------------- -----------------
                                              ----------------- -----------------  ----------------- -----------------
NET INVESTMENT INCOME (LOSS)                               (45)              258                 12            11,269
                                              ----------------- -----------------  ----------------- -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                   -                 -                138             7,596
   Investments                                              12                21                348               156
Net change in unrealized appreciation
   (depreciation) on investments                           999             1,059              3,044           (14,197)
                                              ----------------- -----------------  ----------------- -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                  1,011             1,080              3,530            (6,445)
                                              ----------------- -----------------  ----------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $ 966           $ 1,338            $ 3,542           $ 4,824
                                              ================= =================  ================= =================



                                                  JNL/Lazard           JNL/MCM             JNL/MCM             JNL/MCM
                                                  Small Cap          Bond Index        Communications      Consumer Brands
                                               Value Portfolio        Portfolio       Sector Portfolio     Sector Portfolio
                                              ------------------- ------------------  ------------------  -------------------
INVESTMENT INCOME
   Dividends                                             $ 5,177            $ 1,049               $ 685                 $ 23
                                              ------------------- ------------------  ------------------  -------------------

EXPENSES
   Insurance charges (Note 5)                                449                233                  29                   18
                                              ------------------- ------------------  ------------------  -------------------
TOTAL EXPENSES                                               449                233                  29                   18
                                              ------------------- ------------------  ------------------  -------------------
                                              ------------------- ------------------  ------------------  -------------------
NET INVESTMENT INCOME (LOSS)                               4,728                816                 656                    5
                                              ------------------- ------------------  ------------------  -------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                 6,772                 66                  17                   13
   Investments                                               244                177                 363                  260
Net change in unrealized appreciation
   (depreciation) on investments                          (9,119)              (731)             (1,097)                (445)
                                              ------------------- ------------------  ------------------  -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                   (2,103)              (488)               (717)                (172)
                                              ------------------- ------------------  ------------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $ 2,625              $ 328               $ (61)              $ (167)
                                              =================== ==================  ==================  ===================



                                                    JNL/MCM
                                                   Enhanced             JNL/MCM
                                                 S&P 500 Stock      Financial Sector
                                                Index Portfolio        Portfolio
                                              --------------------  -----------------
INVESTMENT INCOME
   Dividends                                              $ 4,347              $ 520
                                              --------------------  -----------------

EXPENSES
   Insurance charges (Note 5)                                 119                106
                                              --------------------  -----------------
TOTAL EXPENSES                                                119                106
                                              --------------------  -----------------
                                              --------------------  -----------------
NET INVESTMENT INCOME (LOSS)                                4,228                414
                                              --------------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  2,323                 12
   Investments                                                 85                471
Net change in unrealized appreciation
   (depreciation) on investments                           (5,956)               877
                                              --------------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                    (3,548)             1,360
                                              --------------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $ 680            $ 1,774
                                              ====================  =================




(a)  Commencement of operations May 2, 2005.




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Operations
For the Period Ended December 31, 2005


                                                 JNL/MCM           JNL/MCM            JNL/MCM             JNL/MCM
                                               Healthcare       International          JNL 5          Oil & Gas Sector
                                             Sector Portfolio  Index Portfolio       Portfolio           Portfolio
                                             ----------------  -----------------  -----------------  -------------------
INVESTMENT INCOME
   Dividends                                           $ 442            $ 5,806              $ 590              $ 2,449
                                             ----------------  -----------------  -----------------  -------------------

EXPENSES
   Insurance charges (Note 5)                            300                732              7,180                  413
                                             ----------------  -----------------  -----------------  -------------------
TOTAL EXPENSES                                           300                732              7,180                  413
                                             ----------------  -----------------  -----------------  -------------------
                                             ----------------  -----------------  -----------------  -------------------
NET INVESTMENT INCOME (LOSS)                             142              5,074             (6,590)               2,036
                                             ----------------  -----------------  -----------------  -------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                64             25,670                  -                  434
   Investments                                           620              2,951              7,355                2,952
Net change in unrealized appreciation
   (depreciation) on investments                       2,110            (16,824)           119,895                2,527
                                             ----------------  -----------------  -----------------  -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                2,794             11,797            127,250                5,913
                                             ----------------  -----------------  -----------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $ 2,936           $ 16,871          $ 120,660              $ 7,949
                                             ================  =================  =================  ===================



                                                   JNL/MCM              JNL/MCM            JNL/MCM            JNL/MCM
                                                S&P 400 MidCap          S&P 500           Small Cap          Technology
                                               Index Portfolio      Index Portfolio    Index Portfolio    Sector Portfolio
                                             ---------------------  -----------------  -----------------  -----------------
INVESTMENT INCOME
   Dividends                                              $ 1,604            $ 4,796            $ 2,389              $ 468
                                             ---------------------  -----------------  -----------------  -----------------

EXPENSES
   Insurance charges (Note 5)                                 808              2,356                892                138
                                             ---------------------  -----------------  -----------------  -----------------
TOTAL EXPENSES                                                808              2,356                892                138
                                             ---------------------  -----------------  -----------------  -----------------
                                             ---------------------  -----------------  -----------------  -----------------
NET INVESTMENT INCOME (LOSS)                                  796              2,440              1,497                330
                                             ---------------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                  3,934             11,369              3,125                 26
   Investments                                              6,068              4,240              4,545                564
Net change in unrealized appreciation
   (depreciation) on investments                           (1,452)            (6,645)            (4,165)              (458)
                                             ---------------------  -----------------  -----------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                     8,550              8,964              3,505                132
                                             ---------------------  -----------------  -----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        $ 9,346           $ 11,404            $ 5,002              $ 462
                                             =====================  =================  =================  =================


                                                  JNL/MCM         JNL/Oppenheimer
                                                    VIP            Global Growth
                                                 Portfolio           Portfolio
                                             ------------------  ------------------
INVESTMENT INCOME
   Dividends                                           $ 1,434               $ 116
                                             ------------------  ------------------

EXPENSES
   Insurance charges (Note 5)                            1,228                 301
                                             ------------------  ------------------
TOTAL EXPENSES                                           1,228                 301
                                             ------------------  ------------------
                                             ------------------  ------------------
NET INVESTMENT INCOME (LOSS)                               206                (185)
                                             ------------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                   -                   -
   Investments                                           3,516               1,033
Net change in unrealized appreciation
   (depreciation) on investments                        29,617               5,388
                                             ------------------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                 33,133               6,421
                                             ------------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                    $ 33,339             $ 6,236
                                             ==================  ==================



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Operations
For the Period Ended December 31, 2005


                                                     JNL/             JNL/PIMCO                              JNL/Putnam
                                                  Oppenheimer        Total Return        JNL/Putnam            Midcap
                                               Growth Portfolio     Bond Portfolio    Equity Portfolio    Growth Portfolio
                                               ------------------  -----------------  ------------------  -----------------
INVESTMENT INCOME
   Dividends                                                $ 22            $ 2,571                $ 99                $ -
                                               ------------------  -----------------  ------------------  -----------------

EXPENSES
   Insurance charges (Note 5)                                101                431                 102                 94
                                               ------------------  -----------------  ------------------  -----------------
TOTAL EXPENSES                                               101                431                 102                 94
                                               ------------------  -----------------  ------------------  -----------------
                                               ------------------  -----------------  ------------------  -----------------
NET INVESTMENT INCOME (LOSS)                                 (79)             2,140                  (3)               (94)
                                               ------------------  -----------------  ------------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                     -                476                   -                  -
   Investments                                               262                125                 148                154
Net change in unrealized appreciation
   (depreciation) on investments                           1,542             (1,989)                821              1,596
                                               ------------------  -----------------  ------------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                    1,804             (1,388)                969              1,750
                                               ------------------  -----------------  ------------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                       $ 1,725              $ 752               $ 966            $ 1,656
                                               ==================  =================  ==================  =================



                                                                                                              JNL/Salomon
                                                                     JNL/Salomon                               Brothers
                                                  JNL/Putnam           Brothers          JNL/Salomon        U.S. Government
                                                     Value            High Yield      Brothers Strategic       & Quality
                                               Equity Portfolio     Bond Portfolio      Bond Portfolio      Bond Portfolio
                                               ------------------  -----------------  ------------------- --------------------
INVESTMENT INCOME
   Dividends                                                 $ 3            $ 7,394              $ 3,132                $ 602
                                               ------------------  -----------------  ------------------- --------------------

EXPENSES
   Insurance charges (Note 5)                                  1                291                  335                  118
                                               ------------------  -----------------  ------------------- --------------------
TOTAL EXPENSES                                                 1                291                  335                  118
                                               ------------------  -----------------  ------------------- --------------------
                                               ------------------  -----------------  ------------------- --------------------
NET INVESTMENT INCOME (LOSS)                                   2              7,103                2,797                  484
                                               ------------------  -----------------  ------------------- --------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                     -              1,026                  556                  107
   Investments                                                 3                216                  373                  104
Net change in unrealized appreciation
   (depreciation) on investments                               7             (7,561)              (2,961)                (480)
                                               ------------------  -----------------  ------------------- --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                       10             (6,319)              (2,032)                (269)
                                               ------------------  -----------------  ------------------- --------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $ 12              $ 784                $ 765                $ 215
                                               ==================  =================  =================== ====================



                                                  JNL/Select         JNL/Select
                                                   Balanced        Global Growth
                                                  Portfolio          Portfolio
                                               -----------------  -----------------
INVESTMENT INCOME
   Dividends                                            $ 3,426               $ 44
                                               -----------------  -----------------

EXPENSES
   Insurance charges (Note 5)                               405                 36
                                               -----------------  -----------------
TOTAL EXPENSES                                              405                 36
                                               -----------------  -----------------
                                               -----------------  -----------------
NET INVESTMENT INCOME (LOSS)                              3,021                  8
                                               -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                8,171                  -
   Investments                                              394                 20
Net change in unrealized appreciation
   (depreciation) on investments                         (8,515)               525
                                               -----------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      50                545
                                               -----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                      $ 3,071              $ 553
                                               =================  =================




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Operations
For the Period Ended December 31, 2005



                                                  JNL/Select         JNL/Select         JNL/Select
                                                  Large Cap         Money Market           Value
                                               Growth Portfolio       Portfolio          Portfolio
                                              ------------------- ------------------ ------------------
INVESTMENT INCOME
   Dividends                                                 $ -            $ 4,980            $ 1,357
                                              ------------------- ------------------ ------------------

EXPENSES
   Insurance charges (Note 5)                                 84              1,362                294
                                              ------------------- ------------------ ------------------
TOTAL EXPENSES                                                84              1,362                294
                                              ------------------- ------------------ ------------------
                                              ------------------- ------------------ ------------------
NET INVESTMENT INCOME (LOSS)                                 (84)             3,618              1,063
                                              ------------------- ------------------ ------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                     -                  -              1,760
   Investments                                                26                  -              1,691
Net change in unrealized appreciation
   (depreciation) on investments                             917                  -             (1,764)
                                              ------------------- ------------------ ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                      943                  -              1,687
                                              ------------------- ------------------ ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         $ 859            $ 3,618            $ 2,750
                                              =================== ================== ==================



                                                  JNL/T. Rowe         JNL/T. Rowe            JNL/
                                               Price Established     Price Mid-Cap       T. Rowe Price
                                               Growth Portfolio     Growth Portfolio    Value Portfolio
                                              --------------------  -----------------  ------------------
INVESTMENT INCOME
   Dividends                                                $ 111              $ 383             $ 3,273
                                              --------------------  -----------------  ------------------

EXPENSES
   Insurance charges (Note 5)                                 317                553                 484
                                              --------------------  -----------------  ------------------
TOTAL EXPENSES                                                317                553                 484
                                              --------------------  -----------------  ------------------
                                              --------------------  -----------------  ------------------
NET INVESTMENT INCOME (LOSS)                                 (206)              (170)              2,789
                                              --------------------  -----------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Distributions from investment companies                      -              9,488               3,125
   Investments                                              1,161              1,166                 703
Net change in unrealized appreciation
   (depreciation) on investments                            2,575               (944)             (2,761)
                                              --------------------  -----------------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                     3,736              9,710               1,067
                                              --------------------  -----------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        $ 3,530            $ 9,540             $ 3,856
                                              ====================  =================  ==================




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the Period Ended December 31, 2005


                                                      JNL/             JNL/AIM             JNL/             JNL/
                                                  AIM Large Cap      Real Estate      AIM Small Cap     Alger Growth
                                                Growth Portfolio    Portfolio (a)    Growth Portfolio     Portfolio
                                                ------------------  ---------------  ----------------- ----------------
OPERATIONS
   Net investment income (loss)                            $ (490)           $ (52)            $ (201)           $ (75)
   Net realized gain (loss) on investments                    385              (16)                96              260
   Net change in unrealized appreciation
      (depreciation) on investments                         5,940              866              2,346            1,104
                                                ------------------  ---------------  ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          5,835              798              2,241            1,289
                                                ------------------  ---------------  ----------------- ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                12,974              811              5,551            2,287
   Policy withdrawals                                          (8)            (151)                (8)               -
   Transfers between portfolios                            87,507           27,465             28,238           12,532
   Policyholder charges (Note 3)                           (4,800)            (522)            (1,794)            (902)
                                                ------------------  ---------------  ----------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   95,673           27,603             31,987           13,917
                                                ------------------  ---------------  ----------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS                     101,508           28,401             34,228           15,206

NET ASSETS BEGINNING OF PERIOD                             22,477                -              5,816            6,415
                                                ------------------  ---------------  ----------------- ----------------

NET ASSETS END OF PERIOD                                $ 123,985         $ 28,401           $ 40,044         $ 21,621
----------------------------------------------- ==================  ===============  ================= ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                      1,966                -                477              344

      Units Issued                                          9,095            2,534              2,715              978
      Units Redeemed                                         (883)             (97)              (144)            (284)
                                                ------------------  ---------------  ----------------- ----------------

Units Outstanding at December 31, 2005                     10,178            2,437              3,048            1,038
                                                ==================  ===============  ================= ================



                                                   JNL/Alliance                            JNL/Eagle             JNL/
                                                  Capital Growth     JNL/Eagle Core         SmallCap         FMR Balanced
                                                  Portfolio (b)     Equity Portfolio    Equity Portfolio      Portfolio
                                                ------------------- ------------------  -----------------  -----------------
OPERATIONS
   Net investment income (loss)                               $ (5)              $ 35             $ (109)             $ (95)
   Net realized gain (loss) on investments                    (172)             4,273                798                 76
   Net change in unrealized appreciation
      (depreciation) on investments                            (21)              (563)              (160)             1,417
                                                ------------------- ------------------  -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            (198)             3,745                529              1,398
                                                ------------------- ------------------  -----------------  -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                    106              5,483              4,033              4,262
   Policy withdrawals                                            -               (128)                 -                  -
   Transfers between portfolios                             (1,772)             5,974             24,787             13,437
   Policyholder charges (Note 3)                               (35)            (2,442)            (1,404)            (1,347)
                                                ------------------- ------------------  -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    (1,701)             8,887             27,416             16,352
                                                ------------------- ------------------  -----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS                       (1,899)            12,632             27,945             17,750

NET ASSETS BEGINNING OF PERIOD                               1,899             18,880              5,945              1,131
                                                ------------------- ------------------  -----------------  -----------------

NET ASSETS END OF PERIOD                                       $ -           $ 31,512           $ 33,890           $ 18,881
----------------------------------------------- =================== ==================  =================  =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                         183              1,036                286                107

      Units Issued                                              18              8,564              1,577              1,672
      Units Redeemed                                          (201)            (7,930)              (263)              (141)
                                                ------------------- ------------------  -----------------  -----------------

Units Outstanding at December 31, 2005                           -              1,670              1,600              1,638
                                                =================== ==================  =================  =================






                                                                      JNL/Franklin
                                                      JNL/              Templeton
                                                   FMR Capital          Small Cap
                                                 Growth Portfolio   Value Portfolio (a)
                                                ------------------  ------------------
OPERATIONS
   Net investment income (loss)                             $ (20)              $ (28)
   Net realized gain (loss) on investments                     20                   1
   Net change in unrealized appreciation
      (depreciation) on investments                           583                 232
                                                ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            583                 205
                                                ------------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 1,939               1,026
   Policy withdrawals                                         (66)                  -
   Transfers between portfolios                            12,302              26,965
   Policyholder charges (Note 3)                           (1,222)               (386)
                                                ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   12,953              27,605
                                                ------------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS                      13,536              27,810

NET ASSETS BEGINNING OF PERIOD                              1,631                   -
                                                ------------------  ------------------

NET ASSETS END OF PERIOD                                 $ 15,167            $ 27,810
----------------------------------------------- ==================  ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                         73                   -

      Units Issued                                            682               2,579
      Units Redeemed                                         (116)                (45)
                                                ------------------  ------------------

Units Outstanding at December 31, 2005                        639               2,534
                                                ==================  ==================



(a)  Commencement of operations May 2, 2005.
(b)  Period from January 1, 2005 through April 28, 2005.



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the Period Ended December 31, 2005


                                                  JNL/Goldman
                                                   Sachs Mid         JNL/JPMorgan       JNL/JPMorgan       JNL/Lazard
                                                   Cap Value        International      International        Mid Cap
                                                 Portfolio (a)     Equity Portfolio   Value Portfolio   Value Portfolio
                                                -----------------  -----------------  ----------------- -----------------
OPERATIONS
   Net investment income (loss)                            $ (45)             $ 258               $ 12          $ 11,269
   Net realized gain on investments                           12                 21                486             7,752
   Net change in unrealized appreciation
      (depreciation) on investments                          999              1,059              3,044           (14,197)
                                                -----------------  -----------------  ----------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           966              1,338              3,542             4,824
                                                -----------------  -----------------  ----------------- -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                2,565              3,321              6,745             8,259
   Policy withdrawals                                          -                  -                  -                 -
   Transfers between portfolios                           33,083             15,957             28,687            93,266
   Policyholder charges (Note 3)                            (148)              (712)            (1,970)           (6,920)
                                                -----------------  -----------------  ----------------- -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  35,500             18,566             33,462            94,605
                                                -----------------  -----------------  ----------------- -----------------

NET INCREASE (DECREASE) IN NET ASSETS                     36,466             19,904             37,004            99,429

NET ASSETS BEGINNING OF PERIOD                                 -                194              4,072            28,252
                                                -----------------  -----------------  ----------------- -----------------

NET ASSETS END OF PERIOD                                $ 36,466           $ 20,098           $ 41,076         $ 127,681
----------------------------------------------  =================  =================  ================= =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                         -                 13                371             1,560

      Units Issued                                         3,243              1,302              3,335             5,578
      Units Redeemed                                         (26)               (52)              (535)             (628)
                                                -----------------  -----------------  ----------------- -----------------

Units Outstanding at December 31, 2005                     3,217              1,263              3,171             6,510
                                                =================  =================  ================= =================




                                                   JNL/Lazard           JNL/MCM             JNL/MCM             JNL/MCM
                                                    Small Cap          Bond Index        Communications     Consumer Brands
                                                 Value Portfolio       Portfolio        Sector Portfolio   Sector Portfolio
                                                ------------------  -----------------  ------------------- ------------------
OPERATIONS
   Net investment income (loss)                           $ 4,728              $ 816                $ 656                $ 5
   Net realized gain on investments                         7,016                243                  380                273
   Net change in unrealized appreciation
      (depreciation) on investments                        (9,119)              (731)              (1,097)              (445)
                                                ------------------  -----------------  ------------------- ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          2,625                328                  (61)              (167)
                                                ------------------  -----------------  ------------------- ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 7,064             10,046                1,763                485
   Policy withdrawals                                           -               (426)                 (33)               (33)
   Transfers between portfolios                            72,936             20,287                 (299)            (2,574)
   Policyholder charges (Note 3)                           (6,335)            (3,291)                (437)              (226)
                                                ------------------  -----------------  ------------------- ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                   73,665             26,616                  994             (2,348)
                                                ------------------  -----------------  ------------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS                      76,290             26,944                  933             (2,515)

NET ASSETS BEGINNING OF PERIOD                             26,032             16,730                5,499              3,957
                                                ------------------  -----------------  ------------------- ------------------

NET ASSETS END OF PERIOD                                $ 102,322           $ 43,674              $ 6,432            $ 1,442
----------------------------------------------  ==================  =================  =================== ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                      1,696              1,475                1,158                349

      Units Issued                                          5,662              3,422                1,449                 67
      Units Redeemed                                         (965)            (1,089)              (1,259)              (285)
                                                ------------------  -----------------  ------------------- ------------------

Units Outstanding at December 31, 2005                      6,393              3,808                1,348                131
                                                ==================  =================  =================== ==================


                                                     JNL/MCM
                                                     Enhanced            JNL/MCM
                                                  S&P 500 Stock      Financial Sector
                                                 Index Portfolio        Portfolio
                                                -------------------  ----------------
OPERATIONS
   Net investment income (loss)                            $ 4,228             $ 414
   Net realized gain on investments                          2,408               483
   Net change in unrealized appreciation
      (depreciation) on investments                         (5,956)              877
                                                -------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                             680             1,774
                                                -------------------  ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 11,060             4,945
   Policy withdrawals                                         (252)                -
   Transfers between portfolios                             59,408            18,975
   Policyholder charges (Note 3)                            (2,752)           (1,747)
                                                -------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    67,464            22,173
                                                -------------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS                       68,144            23,947

NET ASSETS BEGINNING OF PERIOD                               2,556            10,562
                                                -------------------  ----------------

NET ASSETS END OF PERIOD                                  $ 70,700          $ 34,509
----------------------------------------------  ===================  ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                         296               836

      Units Issued                                           8,561             2,568
      Units Redeemed                                        (1,048)             (866)
                                                -------------------  ----------------

Units Outstanding at December 31, 2005                       7,809             2,538
                                                ===================  ================


(a)  Commencement of operations May 2, 2005.



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the Period Ended December 31, 2005



                                                     JNL/MCM           JNL/MCM            JNL/MCM            JNL/MCM
                                                   Healthcare       International          JNL 5        Oil & Gas Sector
                                                 Sector Portfolio  Index Portfolio       Portfolio          Portfolio
                                                 ----------------  -----------------  ----------------  ------------------
OPERATIONS
   Net investment income (loss)                            $ 142            $ 5,074          $ (6,590)            $ 2,036
   Net realized gain on investments                          684             28,621             7,355               3,386
   Net change in unrealized appreciation
      (depreciation) on investments                        2,110            (16,824)          119,895               2,527
                                                 ----------------  -----------------  ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         2,936             16,871           120,660               7,949
                                                 ----------------  -----------------  ----------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               10,132             19,940           442,443               7,949
   Policy withdrawals                                        (15)              (515)          (12,813)                  -
   Transfers between portfolios                           33,172            181,490         1,853,621             113,529
   Policyholder charges (Note 3)                          (3,651)           (10,394)          (56,627)             (3,477)
                                                 ----------------  -----------------  ----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  39,638            190,521         2,226,624             118,001
                                                 ----------------  -----------------  ----------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS                     42,574            207,392         2,347,284             125,950

NET ASSETS BEGINNING OF PERIOD                            28,861             49,280           122,508               6,456
                                                 ----------------  -----------------  ----------------  ------------------

NET ASSETS END OF PERIOD                                $ 71,435          $ 256,672       $ 2,469,792           $ 132,406
-----------------------------------------------  ================  =================  ================  ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                     2,570              3,539            11,219                 356

      Units Issued                                         4,362             15,625           209,648               6,256
      Units Redeemed                                      (1,044)            (2,771)          (15,373)             (1,282)
                                                 ----------------  -----------------  ----------------  ------------------

Units Outstanding at December 31, 2005                     5,888             16,393           205,494               5,330
                                                 ================  =================  ================  ==================



                                                      JNL/MCM             JNL/MCM            JNL/MCM            JNL/MCM
                                                   S&P 400 MidCap         S&P 500           Small Cap         Technology
                                                  Index Portfolio     Index Portfolio    Index Portfolio    Sector Portfolio
                                                 -------------------  ----------------  ------------------  ----------------
OPERATIONS
   Net investment income (loss)                               $ 796           $ 2,440             $ 1,497             $ 330
   Net realized gain on investments                          10,002            15,609               7,670               590
   Net change in unrealized appreciation
      (depreciation) on investments                          (1,452)           (6,645)             (4,165)             (458)
                                                 -------------------  ----------------  ------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            9,346            11,404               5,002               462
                                                 -------------------  ----------------  ------------------  ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                  24,529            63,370              52,356             6,139
   Policy withdrawals                                          (742)           (1,243)               (516)                -
   Transfers between portfolios                              11,828           127,062               7,639            19,200
   Policyholder charges (Note 3)                             (8,164)          (33,737)            (11,348)           (1,812)
                                                 -------------------  ----------------  ------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                     27,451           155,452              48,131            23,527
                                                 -------------------  ----------------  ------------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS                        36,797           166,856              53,133            23,989

NET ASSETS BEGINNING OF PERIOD                               86,910           236,157              84,050            14,532
                                                 -------------------  ----------------  ------------------  ----------------

NET ASSETS END OF PERIOD                                  $ 123,707         $ 403,013           $ 137,183          $ 38,521
-----------------------------------------------  ===================  ================  ==================  ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                        6,611            21,979               6,243             2,430

      Units Issued                                            5,739            21,516               7,904             6,342
      Units Redeemed                                         (3,888)           (7,343)             (4,303)           (2,561)
                                                 -------------------  ----------------  ------------------  ----------------

Units Outstanding at December 31, 2005                        8,462            36,152               9,844             6,211
                                                 ===================  ================  ==================  ================




                                                     JNL/MCM         JNL/Oppenheimer
                                                       VIP            Global Growth
                                                    Portfolio           Portfolio
                                                 -----------------  ------------------
OPERATIONS
   Net investment income (loss)                             $ 206              $ (185)
   Net realized gain on investments                         3,516               1,033
   Net change in unrealized appreciation
      (depreciation) on investments                        29,617               5,388
                                                 -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                         33,339               6,236
                                                 -----------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                38,253              10,071
   Policy withdrawals                                         (67)                (27)
   Transfers between portfolios                           430,872              21,375
   Policyholder charges (Note 3)                          (10,451)             (3,953)
                                                 -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  458,607              27,466
                                                 -----------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS                     491,946              33,702

NET ASSETS BEGINNING OF PERIOD                                 82              22,501
                                                 -----------------  ------------------

NET ASSETS END OF PERIOD                                $ 492,028            $ 56,203
-----------------------------------------------  =================  ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                          7               1,935

      Units Issued                                         47,934               3,174
      Units Redeemed                                       (7,360)               (850)
                                                 -----------------  ------------------

Units Outstanding at December 31, 2005                     40,581               4,259
                                                 =================  ==================





                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the Period Ended December 31, 2005


                                                       JNL/             JNL/PIMCO                             JNL/Putnam
                                                   Oppenheimer         Total Return        JNL/Putnam           Midcap
                                                 Growth Portfolio     Bond Portfolio    Equity Portfolio   Growth Portfolio
                                                -------------------  -----------------  -----------------  ------------------
OPERATIONS
   Net investment income (loss)                              $ (79)           $ 2,140               $ (3)              $ (94)
   Net realized gain on investments                            262                601                148                 154
   Net change in unrealized appreciation
      (depreciation) on investments                          1,542             (1,989)               821               1,596
                                                -------------------  -----------------  -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           1,725                752                966               1,656
                                                -------------------  -----------------  -----------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                  2,416              4,835              1,519               2,776
   Policy withdrawals                                            -                  -                  -                   -
   Transfers between portfolios                             15,194             43,650                374              12,538
   Policyholder charges (Note 3)                              (596)            (8,385)              (599)               (668)
                                                -------------------  -----------------  -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    17,014             40,100              1,294              14,646
                                                -------------------  -----------------  -----------------  ------------------

NET INCREASE (DECREASE) IN NET ASSETS                       18,739             40,852              2,260              16,302

NET ASSETS BEGINNING OF PERIOD                                 285             28,520             10,466                   -
                                                -------------------  -----------------  -----------------  ------------------

NET ASSETS END OF PERIOD                                  $ 19,024           $ 69,372           $ 12,726            $ 16,302
----------------------------------------------  ===================  =================  =================  ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                          34              1,940                484                   -

      Units Issued                                           2,639              3,550                107               2,677
      Units Redeemed                                          (584)              (848)               (46)               (808)
                                                -------------------  -----------------  -----------------  ------------------

Units Outstanding at December 31, 2005                       2,089              4,642                545               1,869
                                                ===================  =================  =================  ==================



                                                                                                                JNL/Salomon
                                                                       JNL/Salomon                                Brothers
                                                   JNL/Putnam           Brothers           JNL/Salomon        U.S. Government
                                                      Value            High Yield       Brothers Strategic        & Quality
                                                Equity Portfolio      Bond Portfolio      Bond Portfolio       Bond Portfolio
                                                ------------------  ------------------  -------------------  -------------------
OPERATIONS
   Net investment income (loss)                               $ 2             $ 7,103              $ 2,797                $ 484
   Net realized gain on investments                             3               1,242                  929                  211
   Net change in unrealized appreciation
      (depreciation) on investments                             7              (7,561)              (2,961)                (480)
                                                ------------------  ------------------  -------------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                             12                 784                  765                  215
                                                ------------------  ------------------  -------------------  -------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                   196               9,539               14,544                1,303
   Policy withdrawals                                           -                   -                    -                    -
   Transfers between portfolios                               143              88,165               47,075                4,295
   Policyholder charges (Note 3)                              (97)             (3,777)              (4,494)              (1,043)
                                                ------------------  ------------------  -------------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                      242              93,927               57,125                4,555
                                                ------------------  ------------------  -------------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS                         254              94,711               57,890                4,770

NET ASSETS BEGINNING OF PERIOD                                  -              10,922                6,852               11,954
                                                ------------------  ------------------  -------------------  -------------------

NET ASSETS END OF PERIOD                                    $ 254           $ 105,633             $ 64,742             $ 16,724
----------------------------------------------  ==================  ==================  ===================  ===================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                          -                 788                  343                  717

      Units Issued                                             17               7,827                6,793                  883
      Units Redeemed                                           (6)             (1,058)              (3,957)                (613)
                                                ------------------  ------------------  -------------------  -------------------

Units Outstanding at December 31, 2005                         11               7,557                3,179                  987
                                                ==================  ==================  ===================  ===================


                                                    JNL/Select         JNL/Select
                                                     Balanced         Global Growth
                                                    Portfolio           Portfolio
                                                ------------------- ------------------
OPERATIONS
   Net investment income (loss)                            $ 3,021                $ 8
   Net realized gain on investments                          8,565                 20
   Net change in unrealized appreciation
      (depreciation) on investments                         (8,515)               525
                                                ------------------- ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           3,071                553
                                                ------------------- ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                  5,145              2,405
   Policy withdrawals                                         (552)               (59)
   Transfers between portfolios                             63,705              5,849
   Policyholder charges (Note 3)                            (2,609)              (631)
                                                ------------------- ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    65,689              7,564
                                                ------------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS                       68,760              8,117

NET ASSETS BEGINNING OF PERIOD                              21,172                368
                                                ------------------- ------------------

NET ASSETS END OF PERIOD                                  $ 89,932            $ 8,485
----------------------------------------------  =================== ==================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                         861                 15

      Units Issued                                           2,931                400
      Units Redeemed                                          (317)               (79)
                                                ------------------- ------------------

Units Outstanding at December 31, 2005                       3,475                336
                                                =================== ==================


                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the Period Ended December 31, 2005


                                                   JNL/Select         JNL/Select        JNL/Select
                                                   Large Cap         Money Market          Value
                                                Growth Portfolio      Portfolio          Portfolio
                                                -----------------  -----------------  ----------------
OPERATIONS
   Net investment income (loss)                            $ (84)           $ 3,618           $ 1,063
   Net realized gain on investments                           26                  -             3,451
   Net change in unrealized appreciation
      (depreciation) on investments                          917                  -            (1,764)
                                                -----------------  -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                           859              3,618             2,750
                                                -----------------  -----------------  ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                1,041            263,156             9,186
   Policy withdrawals                                          -                  -                 -
   Transfers between portfolios                           23,976             97,737            12,904
   Policyholder charges (Note 3)                          (1,126)           (35,587)           (3,511)
                                                -----------------  -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  23,891            325,306            18,579
                                                -----------------  -----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS                     24,750            328,924            21,329

NET ASSETS BEGINNING OF PERIOD                             1,341             36,823            26,474
                                                -----------------  -----------------  ----------------

NET ASSETS END OF PERIOD                                $ 26,091          $ 365,747          $ 47,803
----------------------------------------------  =================  =================  ================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                        48              2,812             1,583

      Units Issued                                           935             54,494             2,101
      Units Redeemed                                         (86)           (29,930)           (1,024)
                                                -----------------  -----------------  ----------------

Units Outstanding at December 31, 2005                       897             27,376             2,660
                                                =================  =================  ================



                                                    JNL/T. Rowe         JNL/T. Rowe           JNL/
                                                 Price Established     Price Mid-Cap     T. Rowe Price
                                                 Growth Portfolio    Growth Portfolio   Value Portfolio
                                                -------------------- ------------------ -----------------
OPERATIONS
   Net investment income (loss)                              $ (206)            $ (170)          $ 2,789
   Net realized gain on investments                           1,161             10,654             3,828
   Net change in unrealized appreciation
      (depreciation) on investments                           2,575               (944)           (2,761)
                                                -------------------- ------------------ -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                            3,530              9,540             3,856
                                                -------------------- ------------------ -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                   8,768             13,144             6,546
   Policy withdrawals                                            (8)              (129)               (8)
   Transfers between portfolios                              25,352             97,154           139,141
   Policyholder charges (Note 3)                             (3,920)            (6,456)          (10,652)
                                                -------------------- ------------------ -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                     30,192            103,713           135,027
                                                -------------------- ------------------ -----------------

NET INCREASE (DECREASE) IN NET ASSETS                        33,722            113,253           138,883

NET ASSETS BEGINNING OF PERIOD                               22,838             31,821            33,253
                                                -------------------- ------------------ -----------------

NET ASSETS END OF PERIOD                                   $ 56,560          $ 145,074         $ 172,136
----------------------------------------------  ==================== ================== =================


(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2004                          828                888             2,437

      Units Issued                                            1,903              3,077            10,929
      Units Redeemed                                           (797)              (393)           (1,418)
                                                -------------------- ------------------ -----------------

Units Outstanding at December 31, 2005                        1,934              3,572            11,948
                                                ==================== ================== =================



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the period from March 8, 2004 (commencement of operations) through December 31, 2004


                                                 JNL/              JNL/                JNL/           JNL/Alliance
                                            AIM Large Cap      AIM Small Cap       Alger Growth      Capital Growth
                                           Growth Portfolio  Growth Portfolio       Portfolio          Portfolio
                                           ----------------- ------------------  -----------------  -----------------
OPERATIONS
   Net investment income (loss)                       $ (72)              $ (5)               $ 2                $ 1
   Net realized gain on investments                      19                  3                  1                  -
   Net change in unrealized appreciation
      (depreciation) on investments                   1,365                175                329                 21
                                           ----------------- ------------------  -----------------  -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                    1,312                173                332                 22
                                           ----------------- ------------------  -----------------  -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                           4,716                526                250                  6
   Policy withdrawals                                     -                  -                  -                  -
   Transfers between portfolios                      17,713              5,284              6,072              1,878
   Policyholder charges (Note 3)                     (1,264)              (167)              (239)                (7)
                                           ----------------- ------------------  -----------------  -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                             21,165              5,643              6,083              1,877
                                           ----------------- ------------------  -----------------  -----------------

NET INCREASE IN NET ASSETS                           22,477              5,816              6,415              1,899

NET ASSETS BEGINNING OF PERIOD                            -                  -                  -                  -
                                           ----------------- ------------------  -----------------  -----------------

NET ASSETS END OF PERIOD                           $ 22,477            $ 5,816            $ 6,415            $ 1,899
-----------------------------------------  ================= ==================  =================  =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                    -                  -                  -                  -

      Units Issued                                    2,088                501                359                184
      Units Redeemed                                   (122)               (24)               (15)                (1)
                                           ----------------- ------------------  -----------------  -----------------

Units Outstanding at December 31, 2004                1,966                477                344                183
                                           ================= ==================  =================  =================


                                                                   JNL/Eagle            JNL/                JNL/
                                             JNL/Eagle Core        SmallCap         FMR Balanced        FMR Capital
                                            Equity Portfolio    Equity Portfolio      Portfolio        Growth Portfolio
                                           -------------------  ----------------  ------------------  -----------------
OPERATIONS
   Net investment income (loss)                          $ 32             $ (17)                $ 5               $ (2)
   Net realized gain on investments                        23                13                   2                  4
   Net change in unrealized appreciation
      (depreciation) on investments                     1,527               725                  44                 91
                                           -------------------  ----------------  ------------------  -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      1,582               721                  51                 93
                                           -------------------  ----------------  ------------------  -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                             1,426               771                 125                216
   Policy withdrawals                                       -                 -                   -                  -
   Transfers between portfolios                        16,988             4,838               1,023              1,430
   Policyholder charges (Note 3)                       (1,116)             (385)                (68)              (108)
                                           -------------------  ----------------  ------------------  -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                               17,298             5,224               1,080              1,538
                                           -------------------  ----------------  ------------------  -----------------

NET INCREASE IN NET ASSETS                             18,880             5,945               1,131              1,631

NET ASSETS BEGINNING OF PERIOD                              -                 -                   -                  -
                                           -------------------  ----------------  ------------------  -----------------

NET ASSETS END OF PERIOD                             $ 18,880           $ 5,945             $ 1,131            $ 1,631
-----------------------------------------  ===================  ================  ==================  =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                 -                   -                  -

      Units Issued                                      1,110               309                 114                 78
      Units Redeemed                                      (74)              (23)                 (7)                (5)
                                           -------------------  ----------------  ------------------  -----------------

Units Outstanding at December 31, 2004                  1,036               286                 107                 73
                                           ===================  ================  ==================  =================




                                              JNL/JPMorgan       JNL/JPMorgan
                                             International       International
                                            Value Portfolio     Equity Portfolio
                                           -------------------  ----------------
OPERATIONS
   Net investment income (loss)                           $ 2               $ 2
   Net realized gain on investments                         2                 1
   Net change in unrealized appreciation
      (depreciation) on investments                       182                15
                                           -------------------  ----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        186                18
                                           -------------------  ----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               289               162
   Policy withdrawals                                       -                 -
   Transfers between portfolios                         3,697                30
   Policyholder charges (Note 3)                         (100)              (16)
                                           -------------------  ----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                3,886               176
                                           -------------------  ----------------

NET INCREASE IN NET ASSETS                              4,072               194

NET ASSETS BEGINNING OF PERIOD                              -                 -
                                           -------------------  ----------------

NET ASSETS END OF PERIOD                              $ 4,072             $ 194
-----------------------------------------  ===================  ================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                 -

      Units Issued                                        381                14
      Units Redeemed                                      (10)               (1)
                                           -------------------  ----------------

Units Outstanding at December 31, 2004                    371                13
                                           ===================  ================




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the period from March 8, 2004 (commencement of operations) through December 31, 2004


                                                  JNL/Lazard        JNL/Lazard           JNL/MCM            JNL/MCM
                                                   Mid Cap           Small Cap         Bond Index       Communications
                                               Value Portfolio    Value Portfolio       Portfolio      Sector Portfolio
                                               -----------------------------------  ------------------ ------------------
OPERATIONS
   Net investment income (loss)                           $ (43)            $ (68)              $ 129               $ 48
   Net realized gain (loss) on investments                3,070             2,147                  34                111
   Net change in unrealized appreciation
      (depreciation) on investments                        (629)             (312)                 23                556
                                               -----------------------------------  ------------------ ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        2,398             1,767                 186                715
                                               -----------------------------------  ------------------ ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               1,761             1,831                 834                243
   Policy withdrawals                                         -                 -                   -                  -
   Transfers between portfolios                          25,325            23,564              16,630              4,717
   Policyholder charges (Note 3)                         (1,232)           (1,130)               (920)              (176)
                                               -----------------------------------  ------------------ ------------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                 25,854            24,265              16,544              4,784
                                               -----------------------------------  ------------------ ------------------

NET INCREASE IN NET ASSETS                               28,252            26,032              16,730              5,499

NET ASSETS BEGINNING OF PERIOD                                -                 -                   -                  -
                                               -----------------------------------  ------------------ ------------------

NET ASSETS END OF PERIOD                               $ 28,252          $ 26,032            $ 16,730            $ 5,499
---------------------------------------------  ===================================  ================== ==================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                        -                 -                   -                  -

      Units Issued                                        2,295             2,328               2,899              1,375
      Units Redeemed                                       (735)             (632)             (1,424)              (217)
                                               -----------------------------------  ------------------ ------------------

Units Outstanding at December 31, 2004                    1,560             1,696               1,475              1,158
                                               ===================================  ================== ==================




                                                                          JNL/MCM
                                                     JNL/MCM             Enhanced             JNL/MCM           JNL/MCM
                                                 Consumer Brands       S&P 500 Stock     Financial Sector      Healthcare
                                                 Sector Portfolio     Index Portfolio        Portfolio      Sector Portfolio
                                               --------------------- ------------------  ------------------ -----------------
OPERATIONS
   Net investment income (loss)                               $ (19)              $ 12                $ 65              $ (7)
   Net realized gain (loss) on investments                      234                424                 234                (9)
   Net change in unrealized appreciation
      (depreciation) on investments                             510                119               1,045             1,203
                                               --------------------- ------------------  ------------------ -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                              725                555               1,344             1,187
                                               --------------------- ------------------  ------------------ -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                     102              2,265               2,570             2,874
   Policy withdrawals                                             -                  -                   -                 -
   Transfers between portfolios                               3,303               (131)              7,174            26,137
   Policyholder charges (Note 3)                               (173)              (133)               (526)           (1,337)
                                               --------------------- ------------------  ------------------ -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                      3,232              2,001               9,218            27,674
                                               --------------------- ------------------  ------------------ -----------------

NET INCREASE IN NET ASSETS                                    3,957              2,556              10,562            28,861

NET ASSETS BEGINNING OF PERIOD                                    -                  -                   -                 -
                                               --------------------- ------------------  ------------------ -----------------

NET ASSETS END OF PERIOD                                    $ 3,957            $ 2,556            $ 10,562          $ 28,861
---------------------------------------------  ===================== ==================  ================== =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                            -                  -                   -                 -

      Units Issued                                              598              3,719               1,083             4,213
      Units Redeemed                                           (249)            (3,423)               (247)           (1,643)
                                               --------------------- ------------------  ------------------ -----------------

Units Outstanding at December 31, 2004                          349                296                 836             2,570
                                               ===================== ==================  ================== =================




                                                     JNL/MCM            JNL/MCM
                                                  International          JNL 5
                                                 Index Portfolio     Portfolio (a)
                                               -------------------- -----------------
OPERATIONS
   Net investment income (loss)                               $ 64             $ 248
   Net realized gain (loss) on investments                   1,771                86
   Net change in unrealized appreciation
      (depreciation) on investments                          5,534             5,540
                                               -------------------- -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                           7,369             5,874
                                               -------------------- -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                  1,671            20,579
   Policy withdrawals                                            -                 -
   Transfers between portfolios                             42,391            97,117
   Policyholder charges (Note 3)                            (2,151)           (1,062)
                                               -------------------- -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                    41,911           116,634
                                               -------------------- -----------------

NET INCREASE IN NET ASSETS                                  49,280           122,508

NET ASSETS BEGINNING OF PERIOD                                   -                 -
                                               -------------------- -----------------

NET ASSETS END OF PERIOD                                  $ 49,280         $ 122,508
---------------------------------------------  ==================== =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                           -                 -

      Units Issued                                           6,490            11,467
      Units Redeemed                                        (2,951)             (248)
                                               -------------------- -----------------

Units Outstanding at December 31, 2004                       3,539            11,219
                                               ==================== =================


(a)  Inception date October 1, 2004.




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the period from March 8, 2004 (commencement of operations) through December 31, 2004


                                                       JNL/MCM              JNL/MCM             JNL/MCM             JNL/MCM
                                                      Oil & Gas         S&P 400 MidCap          S&P 500            Small Cap
                                                  Sector Portfolio      Index Portfolio     Index Portfolio     Index Portfolio
                                                  ----------------------------------------  -----------------  ------------------
OPERATIONS
   Net investment income (loss)                               $ (25)                $ (43)             $ 945                $ 48
   Net realized gain (loss) on investments                       28                 1,025                349               1,466
   Net change in unrealized appreciation
      (depreciation) on investments                             851                10,266             15,707              11,101
                                                  ----------------------------------------  -----------------  ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                              854                11,248             17,001              12,615
                                                  ----------------------------------------  -----------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                     406                 3,998             10,231               3,794
   Policy withdrawals                                             -                     -                  -                   -
   Transfers between portfolios                               5,512                74,593            217,147              70,150
   Policyholder charges (Note 3)                               (316)               (2,929)            (8,222)             (2,509)
                                                  ----------------------------------------  -----------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                      5,602                75,662            219,156              71,435
                                                  ----------------------------------------  -----------------  ------------------

NET INCREASE IN NET ASSETS                                    6,456                86,910            236,157              84,050

NET ASSETS BEGINNING OF PERIOD                                    -                     -                  -                   -
                                                  ----------------------------------------  -----------------  ------------------

NET ASSETS END OF PERIOD                                    $ 6,456              $ 86,910          $ 236,157            $ 84,050
------------------------------------------------- ========================================  =================  ==================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                            -                     -                  -                   -

      Units Issued                                              376                11,847             36,967              10,087
      Units Redeemed                                            (20)               (5,236)           (14,988)             (3,844)
                                                  ----------------------------------------  -----------------  ------------------

Units Outstanding at December 31, 2004                          356                 6,611             21,979               6,243
                                                  ========================================  =================  ==================



                                                       JNL/MCM             JNL/MCM         JNL/Oppenheimer            JNL/
                                                      Technology             VIP            Global Growth         Oppenheimer
                                                   Sector Portfolio     Portfolio (a)         Portfolio         Growth Portfolio
                                                  ------------------- ------------------ ---------------------  -----------------
OPERATIONS
   Net investment income (loss)                                $ (60)               $ -                 $ (49)              $ (1)
   Net realized gain (loss) on investments                       520                  -                   132                  1
   Net change in unrealized appreciation
      (depreciation) on investments                            1,852                  1                 2,964                 23
                                                  ------------------- ------------------ ---------------------  -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                             2,312                  1                 3,047                 23
                                                  ------------------- ------------------ ---------------------  -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                    1,411                 77                 4,180                  9
   Policy withdrawals                                              -                  -                     -                  -
   Transfers between portfolios                               11,340                 18                16,426                271
   Policyholder charges (Note 3)                                (531)               (14)               (1,152)               (18)
                                                  ------------------- ------------------ ---------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                      12,220                 81                19,454                262
                                                  ------------------- ------------------ ---------------------  -----------------

NET INCREASE IN NET ASSETS                                    14,532                 82                22,501                285

NET ASSETS BEGINNING OF PERIOD                                     -                  -                     -                  -
                                                  ------------------- ------------------ ---------------------  -----------------

NET ASSETS END OF PERIOD                                    $ 14,532               $ 82              $ 22,501              $ 285
------------------------------------------------- =================== ================== =====================  =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                             -                  -                     -                  -

      Units Issued                                             3,356                  8                 2,897                 36
      Units Redeemed                                            (926)                (1)                 (962)                (2)
                                                  ------------------- ------------------ ---------------------  -----------------

Units Outstanding at December 31, 2004                         2,430                  7                 1,935                 34
                                                  =================== ================== =====================  =================



                                                       JNL/PIMCO           JNL/PPM America
                                                      Total Return           High Yield
                                                     Bond Portfolio      Bond Portfolio (b)
                                                  ---------------------  --------------------
OPERATIONS
   Net investment income (loss)                                   $ 37                 $ 174
   Net realized gain (loss) on investments                         320                   (83)
   Net change in unrealized appreciation
      (depreciation) on investments                                (63)                    -
                                                  ---------------------  --------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                                 294                    91
                                                  ---------------------  --------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                        511                   180
   Policy withdrawals                                                -                     -
   Transfers between portfolios                                 29,156                  (117)
   Policyholder charges (Note 3)                                (1,441)                 (154)
                                                  ---------------------  --------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                        28,226                   (91)
                                                  ---------------------  --------------------

NET INCREASE IN NET ASSETS                                      28,520                     -

NET ASSETS BEGINNING OF PERIOD                                       -                     -
                                                  ---------------------  --------------------

NET ASSETS END OF PERIOD                                      $ 28,520                   $ -
------------------------------------------------- =====================  ====================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                               -                     -

      Units Issued                                               2,248                   209
      Units Redeemed                                              (308)                 (209)
                                                  ---------------------  --------------------

Units Outstanding at December 31, 2004                           1,940                     -
                                                  =====================  ====================

(a)  Inception date October 1, 2004.
(b)  Period from January 1, 2004 through October 1, 2004.




                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the period from March 8, 2004 (commencement of operations) through December 31, 2004


                                                                                                        JNL/Salomon
                                                                  JNL/Putnam         JNL/Putnam          Brothers
                                               JNL/Putnam           Midcap              Value           High Yield
                                            Equity Portfolio   Growth Portfolio   Equity Portfolio     Bond Portfolio
                                            ------------------ -----------------  ------------------ ------------------
OPERATIONS
   Net investment income (loss)                          $ 50               $ -                 $ -               $ 27
   Net realized gain on investments                        12                 -                   -                 11
   Net change in unrealized appreciation
      (depreciation) on investments                     1,207                 -                   -                176
                                            ------------------ -----------------  ------------------ ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                      1,269                 -                   -                214
                                            ------------------ -----------------  ------------------ ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                               570                 -                   -              2,339
   Policy withdrawals                                       -                 -                   -                  -
   Transfers between portfolios                         8,797                 -                   -              8,848
   Policyholder charges (Note 3)                         (170)                -                   -               (479)
                                            ------------------ -----------------  ------------------ ------------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                9,197                 -                   -             10,708
                                            ------------------ -----------------  ------------------ ------------------

NET INCREASE IN NET ASSETS                             10,466                 -                   -             10,922

NET ASSETS BEGINNING OF PERIOD                              -                 -                   -                  -
                                            ------------------ -----------------  ------------------ ------------------

NET ASSETS END OF PERIOD                             $ 10,466               $ -                 $ -           $ 10,922
--------------------------------------------================== =================  ================== ==================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                 -                   -                  -

      Units Issued                                        493                 -                   -                830
      Units Redeemed                                       (9)                -                   -                (42)
                                            ------------------ -----------------  ------------------ ------------------

Units Outstanding at December 31, 2004                    484                 -                   -                788
                                            ================== =================  ================== ==================


                                                                     JNL/Salomon
                                                                      Brothers
                                                JNL/Salomon        U.S. Government       JNL/Select         JNL/Select
                                            Brothers Strategic        & Quality           Balanced        Global Growth
                                              Bond Portfolio       Bond Portfolio         Portfolio         Portfolio
                                            -------------------- --------------------  ----------------  -----------------
OPERATIONS
   Net investment income (loss)                            $ 84                $ 127             $ 138                $ -
   Net realized gain on investments                         114                   69               143                  1
   Net change in unrealized appreciation
      (depreciation) on investments                          18                  (65)              995                 20
                                            -------------------- --------------------  ----------------  -----------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                          216                  131             1,276                 21
                                            -------------------- --------------------  ----------------  -----------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                 230                  149                 -                313
   Policy withdrawals                                         -                    -                 -                  -
   Transfers between portfolios                           6,711               11,896            20,503                 69
   Policyholder charges (Note 3)                           (305)                (222)             (607)               (35)
                                            -------------------- --------------------  ----------------  -----------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                  6,636               11,823            19,896                347
                                            -------------------- --------------------  ----------------  -----------------

NET INCREASE IN NET ASSETS                                6,852               11,954            21,172                368

NET ASSETS BEGINNING OF PERIOD                                -                    -                 -                  -
                                            -------------------- --------------------  ----------------  -----------------

NET ASSETS END OF PERIOD                                $ 6,852             $ 11,954          $ 21,172              $ 368
--------------------------------------------==================== ====================  ================  =================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                        -                    -                 -                  -

      Units Issued                                          365                  732               897                 16
      Units Redeemed                                        (22)                 (15)              (36)                (1)
                                            -------------------- --------------------  ----------------  -----------------

Units Outstanding at December 31, 2004                      343                  717               861                 15
                                            ==================== ====================  ================  =================



                                               JNL/Select         JNL/Select
                                               Large Cap         Money Market
                                               Portfolio           Portfolio
                                           ------------------- ------------------
OPERATIONS
   Net investment income (loss)                          $ (3)              $ 99
   Net realized gain on investments                         9                  3
   Net change in unrealized appreciation
      (depreciation) on investments                       128                  -
                                           ------------------- ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        134                102
                                           ------------------- ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                                53             24,120
   Policy withdrawals                                       -                  -
   Transfers between portfolios                         1,447             19,682
   Policyholder charges (Note 3)                         (293)            (7,081)
                                           ------------------- ------------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                                1,207             36,721
                                           ------------------- ------------------

NET INCREASE IN NET ASSETS                              1,341             36,823

NET ASSETS BEGINNING OF PERIOD                              -                  -
                                           ------------------- ------------------

NET ASSETS END OF PERIOD                              $ 1,341           $ 36,823
-------------------------------------------=================== ==================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                      -                  -

      Units Issued                                         59             16,986
      Units Redeemed                                      (11)           (14,174)
                                           ------------------- ------------------

Units Outstanding at December 31, 2004                     48              2,812
                                           =================== ==================



                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
Statements of Changes in Net Assets
For the period from March 8, 2004 (commencement of operations) through December 31, 2004


                                           JNL/Select        JNL/T. Rowe       JNL/T. Rowe            JNL/
                                             Value        Price Established   Price Mid-Cap       T. Rowe Price
                                           Portfolio      Growth Portfolio   Growth Portfolio    Value Portfolio
                                        ----------------- ------------------ -----------------  ------------------
OPERATIONS
   Net investment income (loss)                     $ 86               $ 21            $ (103)               $ 50
   Net realized gain on investments                  224                 28             1,700                  59
   Net change in unrealized appreciation
      on investments                               2,353              1,830             2,726               1,814
                                        ----------------- ------------------ -----------------  ------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 2,663              1,879             4,323               1,923
                                        ----------------- ------------------ -----------------  ------------------

CONTRACT TRANSACTIONS 1
   Policy purchase payments                        1,695              1,809             3,809               1,747
   Policy withdrawals                                  -                  -                 -                   -
   Transfers between portfolios                   23,554             20,442            25,220              31,545
   Policyholder charges (Note 3)                  (1,438)            (1,292)           (1,531)             (1,962)
                                        ----------------- ------------------ -----------------  ------------------
NET INCREASE IN NET ASSETS FROM
   CONTRACT TRANSACTIONS                          23,811             20,959            27,498              31,330
                                        ----------------- ------------------ -----------------  ------------------

NET INCREASE IN NET ASSETS                        26,474             22,838            31,821              33,253

NET ASSETS BEGINNING OF PERIOD                         -                  -                 -                   -
                                        ----------------- ------------------ -----------------  ------------------

NET ASSETS END OF PERIOD                        $ 26,474           $ 22,838          $ 31,821            $ 33,253
--------------------------------------- ================= ================== =================  ==================

(1) CONTRACT UNIT TRANSACTIONS
Units Outstanding at December 31, 2003                 -                  -                 -                   -

      Units Issued                                 1,682                888               940               2,606
      Units Redeemed                                 (99)               (60)              (52)               (169)
                                        ----------------- ------------------ -----------------  ------------------

Units Outstanding at December 31, 2004             1,583                828               888               2,437
                                        ================= ================== =================  ==================


                   See the notes to the financial statements.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Jackson National Life Insurance Company ("Jackson National") established Jackson
National Separate Account IV (the "Separate Account") on June 14, 1997. The
Separate Account commenced operations on March 8, 2004, and is registered under the Investment Company Act of 1940 as a unit investment trust.

The Separate Account assets legally belong to Jackson National and the obligations under the contracts are the obligation of Jackson National. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson National may conduct.

The Separate Account receives and invests net premiums for individual flexible premium variable universal life contracts issued by Jackson National. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The
Separate Account contained forty-six (46) Portfolios during 2005, but currently contains forty-five (45) Portfolios as of December 31, 2005, each of which invests in the following series of mutual funds ("Funds"):

--------------------------------------------------------------------------------------------------------------------
                              JNL SERIES TRUST
JNL/AIM Large Cap Growth Fund                            JNL/MCM S&P 500 Index Fund*
JNL/AIM Real Estate Fund                                 JNL/MCM Small Cap Index Fund*
JNL/AIM Small Cap Growth Fund                            JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                    JNL/Oppenheimer Growth Fund
JNL/Alliance Capital Growth Fund (1)                     JNL/PIMCO Total Return Bond Fund
JNL/Eagle Core Equity Fund                               JNL/Putnam Equity Fund
JNL/Eagle SmallCap Equity Fund                           JNL/Putnam Midcap Growth Fund
JNL/FMR Balanced Fund                                    JNL/Putnam Value Equity Fund
JNL/FMR Capital Growth Fund                              JNL/Salomon Brothers High Yield Bond Fund
JNL/Franklin Templeton Small Cap Value Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                     JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Equity Fund                   JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund                    JNL/Select Global Growth Fund
JNL/Lazard Mid Cap Value Fund                            JNL/Select Large Cap Growth Fund
JNL/Lazard Small Cap Value Fund                          JNL/Select Money Market Fund
JNL/MCM Bond Index Fund*                                 JNL/Select Value Fund
JNL/MCM Enhanced S&P 500 Stock Index Fund*               JNL/T. Rowe Price Established Growth Fund
JNL/MCM International Index Fund*                        JNL/T. Rowe Price Mid Cap Growth Fund
JNL/MCM S&P 400 MidCap Fund*                             JNL/T. Rowe Price Value Fund




---------------------------------------------------------
                JNL VARIABLE FUND LLC
JNL/MCM Communications Sector Fund*
JNL/MCM Consumer Brands Sector Fund*
JNL/MCM Financial Sector Fund*
JNL/MCM Healthcare Sector Fund*
JNL/MCM JNL 5 Fund*
JNL/MCM Oil & Gas Sector Fund*
JNL/MCM Technology Sector Fund*
JNL/MCM VIP Fund*



* MCM denotes the sub adviser Mellon Capital Management throughout these financial statements.

(1)  This fund is no longer available as of December 31, 2005.

NOTE 1 - ORGANIZATION (CONTINUED)

Jackson National Asset Management, LLC, a wholly-owned subsidiary of Jackson
National, serves as investment adviser for all the Funds and receives a fee for its services from each of the Funds.

During the year ended December 31, 2005, the following acquisitions were accomplished at no cost to the policyholders:

-------------------------------------------------------------- ------------------------------------------- ------------------------
ACQUIRED PORTFOLIO                                             ACQUIRING PORTFOLIO                         DATE OF ACQUISITION
-------------------------------------------------------------- ------------------------------------------- ------------------------
-------------------------------------------------------------- ------------------------------------------- ------------------------
JNL/Alliance Capital Growth Fund                               JNL/T. Rowe Price Established Growth Fund   April 28, 2005
-------------------------------------------------------------- ------------------------------------------- ------------------------

During the year ended December 31, 2005, the following funds changed names:

-------------------------------------------------------------- ------------------------------------------- ------------------------
PRIOR PORTFOLIO NAME                                           CURRENT PORTFOLIO NAME                      EFFECTIVE DATE
-------------------------------------------------------------- ------------------------------------------- ------------------------
-------------------------------------------------------------- ------------------------------------------- ------------------------
JNL/Putnam International Equity Fund                           JNL/JPMorgan International Equity Fund (2)  May 2, 2005
-------------------------------------------------------------- ------------------------------------------- ------------------------
-------------------------------------------------------------- ------------------------------------------- ------------------------
JNL/MCM Energy Sector Fund                                     JNL/MCM Oil & Gas Sector Fund               May 2, 2005
-------------------------------------------------------------- ------------------------------------------- ------------------------
-------------------------------------------------------------- ------------------------------------------- ------------------------
JNL/MCM Pharmaceutical/Healthcare Sector Fund                  JNL/MCM Healthcare Sector Fund              May 2, 2005
-------------------------------------------------------------- ------------------------------------------- ------------------------

(2) Name change due to change in sub adviser.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

     The Separate Account's investments in the corresponding series of mutual funds are stated at the closing net asset values of the respective Funds.
     The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Investments in the Funds are recorded on trade date. Realized gain distributions are reinvested in the respective Funds. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income to the Separate Account on the ex-dividend date.

FEDERAL INCOME TAXES

     The operations of the Separate Account are included in the federal income tax return of Jackson National, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate
     Account. Therefore, no federal income tax has been provided.


NOTE 3 - POLICY CHARGES

Charges are deducted from the Separate Account to compensate Jackson National for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts.

ASSET-BASED CHARGES

     INSURANCE CHARGES

     Jackson National deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% for years 1-10, 0.25% for years 11-20 and 0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson
     National is that the insured may receive benefits greater than those anticipated by Jackson National. This charge is an expense of the Separate
     Account and is deducted daily from the net assets of the Separate Account.
     This is charged through the daily unit value calculation.

TRANSACTION CHARGES

Policy premium payments are reflected net of the following charges paid:

     SALES CHARGE
     A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years. Total sales charges deducted from premium payments for the years ended December 31, 2005 and 2004 amounted to $44,651 and $4,469, respectively.

     PREMIUM TAX CHARGE
     A premium tax charge in the amount of 2.5% is deducted from each premium payment. Premium taxes are paid to state and local governments.

     FEDERAL TAX CHARGE
     A federal tax charge of 1.5% is deducted from each premium payment.

     Total tax charges for the years ended December 31, 2005 and 2004 amounted to $48,097and $4,521, respectively.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the policy. These charges are paid by redeeming units of the Separate Account held by the individual policyholder.

     COST OF INSURANCE CHARGE
     The cost of insurance varies with the amount of insurance, the insured's age, sex, risk class, and duration of the policy.

     MONTHLY POLICY CHARGE
     A monthly policy fee is assessed at $15 per month of policy years 1-3 and $7.50 per month thereafter.

     ADMINISTRATIVE CHARGE
     An administrative charge of 8 cents per thousand of the specified death benefit (policy face value) will be assessed in the first 10 policy years.

     NOTE 3 - POLICY CHARGES (CONTINUED)

     OPTIONAL RIDER CHARGES
     Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed
     Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders please refer to the products prospectus.

The total of cash value charges for the years ended December 31, 2005 and 2004 amounted to $267,157 and $45,010, respectively.

CONTRACT CHARGES

     TRANSFER FEE CHARGE
     A transfer fee of $25 will apply to transfers made by policyholders between the portfolios in excess of 15 transfers in a contract year. Jackson
     National may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required. This fee will be deducted from contract values remaining in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values.

     RE-UNDERWRITING FEE CHARGE
     If a transaction under a policy requires underwriting approval after the commencement date a fee of $25 is assessed.

     ILLUSTRATION CHARGE
     One personalized illustration is free of charge each policy year. A fee of $25 will be assessed for any additional illustration requests during the policy year.

     SURRENDER CHARGES
     During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured's age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson
     National and withheld from the proceeds of withdrawals.

     There were no contract charges assessed for the years ended December 31, 2005 and 2004.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 2005, purchases and proceeds from sales of investments are as follows:

------------------------------------------------------------------------------------------
                              JNL SERIES TRUST
                                                                             PROCEEDS
                                                              PURCHASES     FROM SALES
JNL/AIM Large Cap Growth Fund                                                     $
                                                                $ 105,831         10,687
JNL/AIM Real Estate Fund                                           28,680          1,130
JNL/AIM Small Cap Growth Fund                                      33,793          2,007
JNL/Alger Growth Fund                                              19,540          5,720
JNL/Alliance Capital Growth Fund                                      179          1,885
JNL/Eagle Core Equity Fund                                        154,607        145,958
JNL/Eagle SmallCap Equity Fund                                     32,799          5,493
NOTE 4 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)


                              JNL SERIES TRUST (CONTINUED)
                                                                             PROCEEDS
                                                              PURCHASES     FROM SALES
JNL/FMR Balanced Fund                                          $   17,890      $   1,643
JNL/FMR Capital Growth Fund                                        15,548          2,656
JNL/Franklin Templeton Small Cap Value Fund                        28,088            511
JNL/Goldman Sachs Mid Cap Value Fund
                                                                   35,871            416
JNL/JPMorgan International Equity Fund                             19,344            832
JNL/JPMorgan International Value Fund                              39,649          6,314
JNL/Lazard Mid Cap Value Fund                                     107,154         13,005
JNL/Lazard Small Cap Value Fund                                    88,741         15,525
JNL/MCM Bond Index Fund                                            39,127         12,743
JNL/MCM Enhanced S&P 500 Stock Index Fund                          76,441          9,097
JNL/MCM International Index Fund
                                                                  230,781         40,991
JNL/MCM S&P 400 MidCap Fund                                        79,886         53,243



---------------------------------------------------------------------------------------

                                                                           PROCEEDS
                                                           PURCHASES      FROM SALES
JNL/MCM S&P 500 Index Fund
                                                              $ 234,039       $ 80,942
JNL/MCM Small Cap Index Fund                                    104,462         57,224
JNL/Oppenheimer Global Growth Fund                               37,645         10,479
JNL/Oppenheimer Growth Fund                                      22,040          5,127
JNL/PIMCO Total Return Bond Fund                                 52,831         13,162
JNL/Putnam Equity Fund                                            2,324          1,132
JNL/Putnam Midcap Growth Fund                                    21,059          6,508




                                                                           PROCEEDS
                                                           PURCHASES      FROM SALES
JNL/Putnam Value Equity Fund                                   $    364       $    122
JNL/Salomon Brothers High Yield Bond Fund                       108,664         15,027
JNL/Salomon Brothers Strategic Bond Fund                        137,430         80,640
JNL/Salomon Brothers U.S. Government & Quality Bond
Fund                                                             15,636         11,199
JNL/Select Balanced Fund                                         73,656          8,371
JNL/Select Global Growth Fund                                     9,482          1,955
JNL/Select Large Cap Growth Fund                                 26,252          2,446
JNL/Select Money Market Fund                                    723,067        399,124
JNL/Select Value Fund                                            36,405         18,120
JNL/T. Rowe Price Established Growth Fund                        52,271         22,394
JNL/T. Rowe Price Mid Cap Growth Fund
                                                                118,650         15,490
JNL/T. Rowe Price Value Fund                                    154,501         19,958




-------------------------------------------------------------------------------------------
                            JNL VARIABLE FUND LLC
                                                                             PROCEEDS
                                                              PURCHASES     FROM SALES
JNL/MCM Communications Sector Fund                              $   6,764      $   5,780
JNL/MCM Consumer Brands Sector Fund                                   737          3,104
JNL/MCM Financial Sector Fund                                      32,675         10,607
JNL/MCM Healthcare Sector Fund                                     51,591         12,253


--------------------------------------------------------------------------------------

                                                                           PROCEEDS
                                                           PURCHASES      FROM SALES
JNL/MCM JNL 5 Fund                                          $ 2,443,929     $  224,485
JNL/MCM Oil & Gas Sector Fund                                   148,277         30,689
JNL/MCM Technology Sector Fund                                   37,842         14,453
JNL/MCM VIP Fund                                                543,023         85,643


 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 NOTE 5 - INSURANCE CHARGES
   The following is a summary of insurance charges for the period ended December 31, 2005:



                      JNL/           JNL/AIM           JNL/             JNL/        JNL/Alliance
                  AIM Large Cap    Real Estate     AIM Small Cap    Alger Growth    Capital Growth  JNL/Eagle Core
                 Growth Portfolio   Portfolio     Growth Portfolio   Portfolio        Portfolio     Equity Portfolio
                 ---------------- --------------- ---------------- ---------------  --------------  ---------------
 M&E CLASS

     0.150                   $ -             $ -              $ -             $ -             $ -              $ 3
     0.850                    32              43                6              30               -               42
     0.900                   498               9              195              67               5              193

                 ---------------- --------------- ---------------- ---------------  --------------  ---------------


     Total                 $ 530            $ 52            $ 201            $ 97             $ 5            $ 238
                 ================ =============== ================ ===============  ==============  ===============



                                                                      JNL/Franklin    JNL/Goldman
                    JNL/Eagle          JNL/             JNL/           Templeton       Sachs Mid      JNL/JPMorgan
                    SmallCap       FMR Balanced      FMR Capital       Small Cap       Cap Value      International
                 Equity Portfolio    Portfolio      Growth Portfolio Value Portfolio   Portfolio      Equity Portfolio
                 ----------------  --------------  ----------------  --------------- ---------------  -------------
 M&E CLASS

     0.150                   $ -             $ -               $ -              $ -             $ -            $ -
     0.850                    19               3                15                2              21             22
     0.900                    90              93                47               26              24             32

                 ----------------  --------------  ----------------  --------------- ---------------  -------------


     Total                 $ 109            $ 96              $ 62             $ 28            $ 45           $ 54
                 ================  ==============  ================  =============== ===============  =============



 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 NOTE 5 - INSURANCE CHARGES (CONTINUED)
   The following is a summary of insurance charges for the period ended December 31, 2005 (continued):



                  JNL/JPMorgan     JNL/Lazard       JNL/Lazard        JNL/MCM            JNL/MCM           JNL/MCM
                 International       Mid Cap         Small Cap       Bond Index      Communications    Consumer Brands
                 Value Portfolio  Value Portfolio Value Portfolio    Portfolio      Sector Portfolio   Sector Portfolio
                 ---------------  --------------  ---------------- ---------------  ------------------ -----------------
 M&E CLASS

     0.150                  $ -             $ 5               $ 5             $ -                 $ -               $ -
     0.850                    5              97                96               -                   6                 -
     0.900                  122             355               348             233                  23                18

                 ---------------  --------------  ---------------- ---------------  ------------------ -----------------


     Total                $ 127           $ 457             $ 449           $ 233                $ 29              $ 18
                 ===============  ==============  ================ ===============  ================== =================




                      JNL/MCM
                     Enhanced           JNL/MCM           JNL/MCM          JNL/MCM         JNL/MCM          JNL/MCM
                   S&P 500 Stock    Financial Sector    Healthcare      International       JNL 5       Oil & Gas Sector
                  Index Portfolio      Portfolio      Sector Portfolio  Index Portfolio   Portfolio        Portfolio
                 ------------------ ----------------- ----------------  --------------- --------------  ----------------
 M&E CLASS

     0.150                     $ 4               $ 4              $ 4              $ 1          $ 105               $ 5
     0.850                      32                 1               16              157          1,805               277
     0.900                      83               101              280              574          5,270               131

                 ------------------ ----------------- ----------------  --------------- --------------  ----------------


     Total                   $ 119             $ 106            $ 300            $ 732        $ 7,180             $ 413
                 ================== ================= ================  =============== ==============  ================




 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 NOTE 5 - INSURANCE CHARGES (CONTINUED)
   The following is a summary of insurance charges for the period ended December 31, 2005 (continued):



                     JNL/MCM           JNL/MCM            JNL/MCM          JNL/MCM          JNL/MCM       JNL/Oppenheimer
                  S&P 400 MidCap       S&P 500           Small Cap       Technology           VIP          Global Growth
                 Index Portfolio   Index Portfolio    Index Portfolio  Sector Portfolio    Portfolio         Portfolio
                 ----------------- -----------------  ---------------- ----------------  --------------- -------------------
 M&E CLASS

    0.150                     $ 1               $ 9               $ 1              $ 4             $ 77                 $ 6
    0.850                      17                80                 8                6              699                  22
    0.900                     790             2,267               883              128              452                 273

                 ----------------- -----------------  ---------------- ----------------  --------------- -------------------


     Total                  $ 808           $ 2,356             $ 892            $ 138          $ 1,228               $ 301
                 ================= =================  ================ ================  =============== ===================



                                                                                                          JNL/Salomon
                        JNL/            JNL/PIMCO                        JNL/Putnam       JNL/Putnam        Brothers
                    Oppenheimer       Total Return      JNL/Putnam         Midcap           Value          High Yield
                  Growth Portfolio   Bond Portfolio   Equity Portfolio Growth Portfolio Equity Portfolio  Bond Portfolio
                 ------------------- ---------------- ---------------  ---------------- ---------------  ---------------
 M&E CLASS

    0.150                       $ -              $ -             $ -               $ -             $ -              $ -
    0.850                         2               46               2                 -               -               62
    0.900                        99              385             100                94               1              229

                 ------------------- ---------------- ---------------  ---------------- ---------------  ---------------


     Total                    $ 101            $ 431           $ 102              $ 94             $ 1            $ 291
                 =================== ================ ===============  ================ ===============  ===============



 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 NOTE 5 - INSURANCE CHARGES (CONTINUED)
   The following is a summary of insurance charges for the period ended December 31, 2005 (continued):

                                      JNL/Salomon
                                        Brothers
                   JNL/Salomon      U.S. Government      JNL/Select       JNL/Select      JNL/Select        JNL/Select
                 Brothers Strategic     & Quality         Balanced      Global Growth      Large Cap       Money Market
                  Bond Portfolio     Bond Portfolio      Portfolio        Portfolio     Growth Portfolio    Portfolio
                 -----------------  -----------------  ---------------  --------------- ----------------  ---------------
 M&E CLASS

     0.150                    $ -                $ -              $ 5              $ -              $ -              $ -
     0.850                     66                  3               79               15               13              218
     0.900                    269                115              321               21               71            1,144

                 -----------------  -----------------  ---------------  --------------- ----------------  ---------------


     Total                  $ 335              $ 118            $ 405             $ 36             $ 84          $ 1,362
                 =================  =================  ===============  =============== ================  ===============



                    JNL/Select         JNL/T. Rowe       JNL/T. Rowe         JNL/
                      Value         Price Established   Price Mid-Cap   T. Rowe Price
                    Portfolio       Growth Portfolio    Growth PortfolioValue Portfolio
                 -----------------  ------------------  --------------- ---------------
 M&E CLASS

     0.150                    $ -                 $ 3              $ -             $ 3
     0.850                     21                  64               32              42
     0.900                    273                 250              521             439

                 -----------------  ------------------  --------------- ---------------


     Total                  $ 294               $ 317            $ 553           $ 484
                 =================  ==================  =============== ===============


 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - ACCUMULATION UNIT VALUES, UNITS OUTSTANDING, AND NET ASSETS BY M&E CLASS

  The following is a summary of accumulation unit values as of December 31, 2005:


                       JNL/           JNL/AIM           JNL/             JNL/         JNL/Alliance
                  AIM Large Cap     Real Estate     AIM Small Cap    Alger Growth    Capital Growth     JNL/Eagle Core
                  Growth Portfolio   Portfolio      Growth Portfolio  Portfolio         Portfolio      Equity Portfolio
                  ---------------  ---------------  --------------  --------------- ------------------ -----------------
 M&E CLASS

     0.150             12.577213        11.709483       13.550122        22.439024                  -         20.049426
     0.850             12.207381        11.654091       13.160393        20.884517                  -         18.809128
     0.900             12.178317        11.658101       13.131109        20.810674                  -         18.700141


  The following is a summary of accumulation units outstanding as of December 31, 2005:

                                                                        JNL/Franklin       JNL/Goldman
                     JNL/Eagle           JNL/             JNL/            Templeton         Sachs Mid       JNL/JPMorgan
                     SmallCap        FMR Balanced      FMR Capital        Small Cap         Cap Value       International
                 Equity Portfolio     Portfolio       Growth Portfolio Value Portfolio      Portfolio      Equity Portfolio
                 ------------------ ---------------  ---------------- ------------------ ----------------- ----------------
 M&E CLASS

     0.150               22.702383       12.020425         25.681552          11.029022         11.388570        17.165760
     0.850               21.241393       11.553588         23.807879          10.979186         11.336052        15.933739
     0.900               21.162138       11.522162         23.687175          10.974426         11.331977        15.868157





                       JNL/           JNL/AIM           JNL/             JNL/         JNL/Alliance
                  AIM Large Cap     Real Estate     AIM Small Cap    Alger Growth    Capital Growth     JNL/Eagle Core
                  Growth Portfolio   Portfolio      Growth Portfolio  Portfolio         Portfolio      Equity Portfolio
                  ---------------  ---------------  --------------  --------------- ------------------ -----------------
 M&E CLASS

     0.150                     5               35               -                3                  -               149
     0.850                   957            1,599             583              498                  -               621
     0.900                 9,216              803           2,465              537                  -               900

                  ---------------  ---------------  --------------  --------------- ------------------ -----------------


     Total                10,178            2,437           3,048            1,038                  -             1,670
                  ===============  ===============  ==============  =============== ================== =================



                                                                          JNL/Franklin       JNL/Goldman
                       JNL/Eagle           JNL/             JNL/            Templeton         Sachs Mid       JNL/JPMorgan
                       SmallCap        FMR Balanced      FMR Capital        Small Cap         Cap Value       International
                   Equity Portfolio     Portfolio       Growth Portfolio Value Portfolio      Portfolio      Equity Portfolio
                  ------------------- ---------------  ---------------- ------------------ ----------------- ----------------
 M&E CLASS

     0.150                         1               -                 1                  -               140                -
     0.850                       305             165               183                200             1,335              787
     0.900                     1,294           1,473               455              2,334             1,742              476

                  ------------------- ---------------  ---------------- ------------------ ----------------- ----------------


     Total                     1,600           1,638               639              2,534             3,217            1,263
                  =================== ===============  ================ ================== ================= ================


  The following is a summary of net assets as of December 31, 2005:


                       JNL/           JNL/AIM           JNL/             JNL/         JNL/Alliance
                  AIM Large Cap     Real Estate     AIM Small Cap    Alger Growth    Capital Growth     JNL/Eagle Core
                  Growth Portfolio   Portfolio      Growth Portfolio  Portfolio         Portfolio      Equity Portfolio
                  ---------------  ---------------  --------------  --------------- ------------------ -----------------
 M&E CLASS

     0.150                  $ 63            $ 405             $ -             $ 62                $ -           $ 2,982
     0.850                11,688           18,635           7,672           10,410                  -            11,672
     0.900               112,234            9,361          32,372           11,149                  -            16,858

                  ---------------  ---------------  --------------  --------------- ------------------ -----------------


     Total             $ 123,985         $ 28,401        $ 40,044         $ 21,621                $ -          $ 31,512
                  ===============  ===============  ==============  =============== ================== =================



                                                                         JNL/Franklin       JNL/Goldman
                      JNL/Eagle           JNL/             JNL/            Templeton         Sachs Mid       JNL/JPMorgan
                      SmallCap        FMR Balanced      FMR Capital        Small Cap         Cap Value       International
                  Equity Portfolio     Portfolio       Growth Portfolio Value Portfolio      Portfolio      Equity Portfolio
                  ------------------ ---------------  ---------------- ------------------ ----------------- ----------------
 M&E CLASS

     0.150                     $ 31             $ -              $ 31                $ -           $ 1,594              $ -
     0.850                    6,468           1,905             4,369              2,193            15,135           12,540
     0.900                   27,391          16,976            10,767             25,617            19,737            7,558

                  ------------------ ---------------  ---------------- ------------------ ----------------- ----------------


     Total                 $ 33,890        $ 18,881          $ 15,167           $ 27,810          $ 36,466         $ 20,098
                  ================== ===============  ================ ================== ================= ================


 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - ACCUMULATION UNIT VALUES, UNITS OUTSTANDING, AND NET ASSETS BY M&E CLASS (CONTINUED)

  The following is a summary of accumulation unit values as of December 31, 2005 (continued):


                   JNL/JPMorgan      JNL/Lazard       JNL/Lazard          JNL/MCM          JNL/MCM            JNL/MCM
                  International        Mid Cap         Small Cap        Bond Index      Communications    Consumer Brands
                 Value Portfolio   Value Portfolio  Value Portfolio      Portfolio     Sector Portfolio   Sector Portfolio
                 ----------------- ---------------- ----------------  ---------------- -----------------  ----------------
 M&E CLASS

     0.150              13.714953        20.732990        16.914450         11.822772          4.998395         11.551310
     0.850              13.011206        19.627481        16.013090         11.526241          4.775867         11.037398
     0.900              12.949414        19.557843        15.953233         11.468049          4.767123         10.998273


                    JNL/MCM
                    Enhanced          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM
                 S&P 500 Stock     Financial Sector  Healthcare      International        JNL 5       Oil & Gas Sector
                Index Portfolio      Portfolio      Sector PortfolioIndex Portfolio     Portfolio        Portfolio
                -----------------  ---------------  --------------  ---------------- ---------------- ----------------
 M&E CLASS

     0.150              9.399281        13.976372       12.599652         16.101480        12.117466        25.859583
     0.850              8.976262        13.355517       12.077946         15.631820        12.012926        24.712913
     0.900              8.944921        13.316365       11.996686         15.656093        12.005547        24.633864



  The following is a summary of accumulation units outstanding as of December 31, 2005:


                   JNL/JPMorgan      JNL/Lazard       JNL/Lazard          JNL/MCM          JNL/MCM            JNL/MCM
                  International        Mid Cap         Small Cap        Bond Index      Communications    Consumer Brands
                 Value Portfolio   Value Portfolio  Value Portfolio      Portfolio     Sector Portfolio   Sector Portfolio
                 ----------------- ---------------- ----------------  ---------------- -----------------  ----------------
 M&E CLASS

     0.150                      -              226              263                11                 -                 -
     0.850                    228            1,162            1,390                20               715                 -
     0.900                  2,943            5,122            4,740             3,777               633               131

                 ----------------- ---------------- ----------------  ---------------- -----------------  ----------------


     Total                  3,171            6,510            6,393             3,808             1,348               131
                 ================= ================ ================  ================ =================  ================


                    JNL/MCM
                    Enhanced          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM
                 S&P 500 Stock     Financial Sector  Healthcare      International        JNL 5       Oil & Gas Sector
                Index Portfolio      Portfolio      Sector PortfolioIndex Portfolio     Portfolio        Portfolio
                -----------------  ---------------  --------------  ---------------- ---------------- ----------------
 M&E CLASS

     0.150                 1,556            1,074           1,216               275           20,019              702
     0.850                 4,492               72             688             4,151           65,709            3,177
     0.900                 1,761            1,392           3,984            11,967          119,766            1,451

                -----------------  ---------------  --------------  ---------------- ---------------- ----------------


     Total                 7,809            2,538           5,888            16,393          205,494            5,330
                =================  ===============  ==============  ================ ================ ================


  The following is a summary of net assets as of December 31, 2005:


                   JNL/JPMorgan      JNL/Lazard       JNL/Lazard          JNL/MCM          JNL/MCM            JNL/MCM
                  International        Mid Cap         Small Cap        Bond Index      Communications    Consumer Brands
                 Value Portfolio   Value Portfolio  Value Portfolio      Portfolio     Sector Portfolio   Sector Portfolio
                 ----------------- ---------------- ----------------  ---------------- -----------------  ----------------
 M&E CLASS

     0.150                    $ -          $ 4,683          $ 4,441             $ 130               $ -               $ -
     0.850                  2,966           22,809           22,252               233             3,413                 -
     0.900                 38,110          100,189           75,629            43,311             3,019             1,442

                 ----------------- ---------------- ----------------  ---------------- -----------------  ----------------


     Total               $ 41,076        $ 127,681        $ 102,322          $ 43,674           $ 6,432           $ 1,442
                 ================= ================ ================  ================ =================  ================


                     JNL/MCM
                     Enhanced          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM
                  S&P 500 Stock     Financial Sector  Healthcare      International        JNL 5       Oil & Gas Sector
                 Index Portfolio      Portfolio      Sector PortfolioIndex Portfolio     Portfolio        Portfolio
                 -----------------  ---------------  --------------  ---------------- ---------------- ----------------
 M&E CLASS

     0.150               $ 14,626         $ 15,007        $ 15,318           $ 4,422        $ 242,576         $ 18,146
     0.850                 40,322              963           8,313            64,893          789,360           78,502
     0.900                 15,752           18,539          47,804           187,357        1,437,856           35,758

                 -----------------  ---------------  --------------  ---------------- ---------------- ----------------


     Total               $ 70,700         $ 34,509        $ 71,435         $ 256,672      $ 2,469,792        $ 132,406
                 =================  ===============  ==============  ================ ================ ================


 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - ACCUMULATION UNIT VALUES, UNITS OUTSTANDING, AND NET ASSETS BY M&E CLASS (CONTINUED)

  The following is a summary of accumulation unit values as of December 31, 2005 (continued):


                      JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM         JNL/MCM       JNL/Oppenheimer
                   S&P 400 MidCap      S&P 500         Small Cap        Technology         VIP          Global Growth
                  Index Portfolio   Index Portfolio  Index Portfolio  Sector Portfolio  Portfolio         Portfolio
                  ----------------- ---------------  ---------------  --------------- ---------------  -----------------
 M&E CLASS

     0.150               15.058686       11.465098        14.337539         6.378252       12.207474          13.606053
     0.850               14.622465       11.149190        13.913709         6.184239       12.102191          13.192189
     0.900               14.611011       11.131680        13.928379         6.079122       12.106055          13.133568


                                                                                                           JNL/Salomon
                        JNL/            JNL/PIMCO                         JNL/Putnam       JNL/Putnam        Brothers
                     Oppenheimer      Total Return       JNL/Putnam         Midcap           Value          High Yield
                  Growth Portfolio   Bond Portfolio    Equity Portfolio Growth Portfolio Equity Portfolio  Bond Portfolio
                  ------------------ ----------------  ---------------- ---------------- ---------------  ---------------
 M&E CLASS

     0.150                 9.436694        15.817180         25.287237         9.102631       23.943879        14.688493
     0.850                 9.142024        14.960688         23.469456         8.748500       22.225992        13.910970
     0.900                 9.107390        14.939254         23.348647         8.724163       22.094816        13.996700


  The following is a summary of accumulation units outstanding as of December 31, 2005:


                      JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM         JNL/MCM       JNL/Oppenheimer
                   S&P 400 MidCap      S&P 500         Small Cap        Technology         VIP          Global Growth
                  Index Portfolio   Index Portfolio  Index Portfolio  Sector Portfolio  Portfolio         Portfolio
                  ----------------- ---------------  ---------------  --------------- ---------------  -----------------
 M&E CLASS

     0.150                     157           1,478              192            2,337           8,013                473
     0.850                     799           4,889              240              557          17,675                662
     0.900                   7,506          29,785            9,412            3,317          14,893              3,124

                  ----------------- ---------------  ---------------  --------------- ---------------  -----------------


     Total                   8,462          36,152            9,844            6,211          40,581              4,259
                  ================= ===============  ===============  =============== ===============  =================


                                                                                                          JNL/Salomon
                       JNL/            JNL/PIMCO                         JNL/Putnam       JNL/Putnam        Brothers
                    Oppenheimer      Total Return       JNL/Putnam         Midcap           Value          High Yield
                 Growth Portfolio   Bond Portfolio    Equity Portfolio Growth Portfolio Equity Portfolio  Bond Portfolio
                 ------------------ ----------------  ---------------- ---------------- ---------------  ---------------
 M&E CLASS

     0.150                       -                4                 -                -               -                2
     0.850                     147              708                33                -               -            1,727
     0.900                   1,942            3,930               512            1,869              11            5,828

                 ------------------ ----------------  ---------------- ---------------- ---------------  ---------------


     Total                   2,089            4,642               545            1,869              11            7,557
                 ================== ================  ================ ================ ===============  ===============



  The following is a summary of net assets as of December 31, 2005:


                      JNL/MCM          JNL/MCM          JNL/MCM          JNL/MCM         JNL/MCM       JNL/Oppenheimer
                   S&P 400 MidCap      S&P 500         Small Cap        Technology         VIP          Global Growth
                  Index Portfolio   Index Portfolio  Index Portfolio  Sector Portfolio  Portfolio         Portfolio
                  ----------------- ---------------  ---------------  --------------- ---------------  -----------------
 M&E CLASS

     0.150                 $ 2,369        $ 16,949          $ 2,760         $ 14,903        $ 97,817            $ 6,430
     0.850                  11,689          54,504            3,340            3,446         213,908              8,733
     0.900                 109,649         331,560          131,083           20,172         180,303             41,040

                  ----------------- ---------------  ---------------  --------------- ---------------  -----------------


     Total               $ 123,707       $ 403,013        $ 137,183         $ 38,521       $ 492,028           $ 56,203
                  ================= ===============  ===============  =============== ===============  =================


                                                                                                           JNL/Salomon
                        JNL/            JNL/PIMCO                         JNL/Putnam       JNL/Putnam        Brothers
                     Oppenheimer      Total Return       JNL/Putnam         Midcap           Value          High Yield
                  Growth Portfolio   Bond Portfolio    Equity Portfolio Growth Portfolio Equity Portfolio  Bond Portfolio
                  ------------------ ----------------  ---------------- ---------------- ---------------  ---------------
 M&E CLASS

     0.150                      $ -             $ 71               $ -              $ -             $ -             $ 30
     0.850                    1,347           10,594               767                -               -           24,029
     0.900                   17,677           58,707            11,959           16,302             254           81,574

                  ------------------ ----------------  ---------------- ---------------- ---------------  ---------------


     Total                 $ 19,024         $ 69,372          $ 12,726         $ 16,302           $ 254        $ 105,633
                  ================== ================  ================ ================ ===============  ===============



 JACKSON NATIONAL SEPARATE ACCOUNT IV
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - ACCUMULATION UNIT VALUES, UNITS OUTSTANDING, AND NET ASSETS BY M&E CLASS (CONTINUED)

  The following is a summary of accumulation unit values as of December 31, 2005 (continued):

                                   JNL/Salomon
                                     Brothers
                  JNL/Salomon     U.S. Government  JNL/Select       JNL/Select        JNL/Select
                 Brothers Strategic  & Quality      Balanced       Global Growth       Large Cap
                 Bond Portfolio   Bond Portfolio    Portfolio        Portfolio      Growth Portfolio
                 ---------------  --------------- --------------  ----------------  ----------------
 M&E CLASS

    0.150             22.003260        18.344743      27.869371         27.270353         31.436944
    0.850             20.416273        17.027354      25.868791         25.315204         29.191402
    0.900             20.347453        16.932735      25.728762         25.134858         29.068231



                    JNL/Select        JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                   Money Market         Value        Price Established    Price Mid-Cap     T. Rowe Price
                    Portfolio         Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                 -----------------  ---------------  ------------------  ----------------- ----------------
 M&E CLASS

    0.150               14.462893        18.403239           31.470740          43.982037        15.019103
    0.850               13.432189        17.990779           29.217007          40.795092        14.433548
    0.900               13.354332        17.969296           29.051575          40.596997        14.393344



  The following is a summary of accumulation units outstanding as of December 31, 2005:

                                   JNL/Salomon
                                     Brothers
                  JNL/Salomon     U.S. Government  JNL/Select       JNL/Select        JNL/Select
                 Brothers Strategic  & Quality      Balanced       Global Growth       Large Cap
                 Bond Portfolio   Bond Portfolio    Portfolio        Portfolio      Growth Portfolio
                 ---------------  --------------- --------------  ----------------  ----------------
 M&E CLASS

    0.150                     4                -            205                 1                 1
    0.850                   838               76            711               173               120
    0.900                 2,337              911          2,559               162               776

                 ---------------  --------------- --------------  ----------------  ----------------


     Total                3,179              987          3,475               336               897
                 ===============  =============== ==============  ================  ================


                    JNL/Select        JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                   Money Market         Value        Price Established    Price Mid-Cap     T. Rowe Price
                    Portfolio         Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                 -----------------  ---------------  ------------------  ----------------- ----------------
 M&E CLASS

    0.150                       -                2                 102                 11              200
    0.850                   2,022              355                 758                224              861
    0.900                  25,354            2,303               1,074              3,337           10,887

                 -----------------  ---------------  ------------------  ----------------- ----------------


     Total                 27,376            2,660               1,934              3,572           11,948
                 =================  ===============  ==================  ================= ================



  The following is a summary of net assets as of December 31, 2005:

                                   JNL/Salomon
                                     Brothers
                  JNL/Salomon     U.S. Government  JNL/Select       JNL/Select        JNL/Select
                 Brothers Strategic  & Quality      Balanced       Global Growth       Large Cap
                 Bond Portfolio   Bond Portfolio    Portfolio        Portfolio      Growth Portfolio
                 ---------------  --------------- --------------  ----------------  ----------------
 M&E CLASS

    0.150                  $ 90              $ -        $ 5,705              $ 31              $ 31
    0.850                17,101            1,302         18,386             4,382             3,514
    0.900                47,551           15,422         65,841             4,072            22,546

                 ---------------  --------------- --------------  ----------------  ----------------


     Total             $ 64,742         $ 16,724       $ 89,932           $ 8,485          $ 26,091
                 ===============  =============== ==============  ================  ================


                    JNL/Select        JNL/Select        JNL/T. Rowe        JNL/T. Rowe          JNL/
                   Money Market         Value        Price Established    Price Mid-Cap     T. Rowe Price
                    Portfolio         Portfolio      Growth Portfolio    Growth Portfolio  Value Portfolio
                 -----------------  ---------------  ------------------  ----------------- ----------------
 M&E CLASS

    0.150                     $ -             $ 30             $ 3,210              $ 495          $ 3,005
    0.850                  27,158            6,393              22,154              9,144           12,421
    0.900                 338,589           41,380              31,196            135,435          156,710

                 -----------------  ---------------  ------------------  ----------------- ----------------


     Total              $ 365,747         $ 47,803            $ 56,560          $ 145,074        $ 172,136
                 =================  ===============  ==================  ================= ================



JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended December 31, 2005 of unit values, total returns and expense ratios for variable universal life contracts  in addition to certain other portfolio data.


                                               JNL/             JNL/AIM            JNL/              JNL/          JNL/Alliance
                                           AIM Large Cap      Real Estate      AIM Small Cap     Alger Growth     Capital Growth
                                         Growth Portfolio    Portfolio (a)    Growth Portfolio     Portfolio       Portfolio (b)
                                         ------------------ ----------------- ----------------  ----------------  ----------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                   $ 12.178317       $ 11.658101      $ 13.131109       $ 20.810674        $ 9.487806
  Total Return*                                      6.52%            16.58%            7.76%            11.56%            -8.81%
  Ratio of Expenses**                                0.90%             0.90%            0.90%             0.90%             0.90%
----------------------------------------

Period ended December 31, 2004
  Unit Value                                   $ 11.433328         n/a            $ 12.185226       $ 18.654545       $ 10.404026
  1 Total Return*                                    6.72%         n/a                  2.97%             1.56%             4.00%
  Ratio of Expenses**                                0.90%         n/a                  0.90%             0.90%             0.90%
----------------------------------------


                                                                                                                    JNL/Franklin
                                                               JNL/Eagle            JNL/             JNL/             Templeton
                                          JNL/Eagle Core        SmallCap        FMR Balanced      FMR Capital         Small Cap
                                         Equity Portfolio   Equity Portfolio      Portfolio      Growth Portfolio Value Portfolio(a)
                                         ------------------ -----------------  ---------------- ----------------  ------------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                   $ 18.700141       $ 21.162138       $ 11.522162      $ 23.687175       $ 10.974426
  Total Return*                                      2.63%             1.79%             9.32%            5.39%             9.74%
  Ratio of Expenses**                                0.90%             0.90%             0.90%            0.90%             0.90%
----------------------------------------

Period ended December 31, 2004
  Unit Value                                   $ 18.220254       $ 20.789885       $ 10.540035      $ 22.476700          n/a
  1 Total Return*                                    2.99%             9.59%             6.35%           12.75%          n/a
  Ratio of Expenses**                                0.90%             0.90%             0.90%            0.90%          n/a
----------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(a)  Commencement of operations May 2, 2005.

(b)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005. Unit values disclosed are as of April 28, 2005.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                               JNL/             JNL/AIM            JNL/              JNL/          JNL/Alliance
                                           AIM Large Cap      Real Estate      AIM Small Cap     Alger Growth     Capital Growth
                                         Growth Portfolio    Portfolio (a)    Growth Portfolio     Portfolio       Portfolio (b)
                                         ------------------ ----------------- ----------------  ----------------  ----------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                   $ 12.577213       $ 11.709483      $ 13.550122       $ 22.439024       $ 10.011351
  2 Total Return*                                   10.60%            17.09%           14.83%            15.64%            -6.27%
  Ratio of Expenses**                                0.15%             0.15%            0.15%             0.15%             0.15%
----------------------------------------

Period ended December 31, 2004
  Unit Value                                    n/a                n/a              n/a               n/a               n/a
   Total Return*                                n/a                n/a              n/a               n/a               n/a
  Ratio of Expenses**                           n/a                n/a              n/a               n/a               n/a
----------------------------------------



                                                                                                                   JNL/Franklin
                                                              JNL/Eagle            JNL/             JNL/             Templeton
                                         JNL/Eagle Core        SmallCap        FMR Balanced      FMR Capital         Small Cap
                                        Equity Portfolio   Equity Portfolio      Portfolio      Growth Portfolio Value Portfolio (a)
                                       ------------------- -----------------  ---------------- ----------------  ------------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                  $ 20.049426       $ 22.702383       $ 12.020425      $ 25.681552         $ 11.029022
  2 Total Return*                                   5.74%             9.03%            13.05%           10.62%              10.29%
  Ratio of Expenses**                               0.15%             0.15%             0.15%            0.15%               0.15%
---------------------------------------

Period ended December 31, 2004
  Unit Value                                   n/a                n/a               n/a              n/a                n/a
   Total Return*                               n/a                n/a               n/a              n/a                n/a
  Ratio of Expenses**                          n/a                n/a               n/a              n/a                n/a
---------------------------------------




* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(a)  Commencement of operations May 2, 2005.

(b)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005. Unit values disclosed are as of April 28, 2005.



JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                               JNL/             JNL/AIM            JNL/              JNL/          JNL/Alliance
                                           AIM Large Cap      Real Estate      AIM Small Cap     Alger Growth     Capital Growth
                                         Growth Portfolio    Portfolio (a)    Growth Portfolio     Portfolio       Portfolio (b)
                                         ------------------ ----------------- ----------------  ----------------  ----------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                         $ 124              $ 28             $ 40              $ 22               $ -
   Units Outstanding (in thousands)                     10                 2                3                 1                 -
   Investment Income Ratio *                         0.07%             0.00%            0.00%             0.19%             0.00%

Period ended December 31, 2004

   Net Assets (in thousands)                          $ 22        n/a                     $ 6               $ 6               $ 2
   Units Outstanding (in thousands)                      2        n/a                       -                 -                 -
   Investment Income Ratio *                         0.00%        n/a                   0.00%             0.68%             0.12%




                                                                                                                   JNL/Franklin
                                                              JNL/Eagle            JNL/             JNL/             Templeton
                                         JNL/Eagle Core        SmallCap        FMR Balanced      FMR Capital         Small Cap
                                        Equity Portfolio   Equity Portfolio      Portfolio      Growth Portfolio Value Portfolio (a)
                                       ------------------- -----------------  ---------------- ----------------  ------------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                         $ 32              $ 34              $ 19             $ 15                $ 28
   Units Outstanding (in thousands)                     2                 2                 2                1                   3
   Investment Income Ratio *                        0.96%             0.00%             0.01%            0.59%               0.00%

Period ended December 31, 2004

   Net Assets (in thousands)                         $ 19               $ 6               $ 1              $ 2          n/a
   Units Outstanding (in thousands)                     1                 -                 -                -          n/a
   Investment Income Ratio *                        0.92%             0.00%             1.28%            0.00%          n/a



* These amounts represent the dividends, excluding distributions of capital gains, recevied by the portfolio from the underlying mutual fund divided by average net assets.

(a)  Commencement of operations May 2, 2005.

(b)  For 2005, the period is from January 1, 2005 through  acquisition April 28,
     2005. Unit values disclosed are as of April 28, 2005.



JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                           JNL/Goldman
                                            Sachs Mid         JNL/JPMorgan        JNL/JPMorgan       JNL/Lazard        JNL/Lazard
                                            Cap Value         International      International         Mid Cap         Small Cap
                                          Portfolio (a)     Equity Portfolio    Value Portfolio    Value Portfolio   Value Portfolio
                                        ------------------  ------------------  -----------------  ----------------  ---------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                  $ 11.331977         $ 15.868157        $ 12.949414       $ 19.557843      $ 15.953233
  Total Return*                                    13.32%               9.92%             17.89%             8.01%            3.91%
  Ratio of Expenses**                               0.90%               0.90%              0.90%             0.90%            0.90%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                   n/a                $ 14.435758        $ 10.985522       $ 18.106710      $ 15.352967
  1 Total Return*                              n/a                     11.16%             15.15%            14.97%            8.58%
  Ratio of Expenses**                          n/a                      0.90%              0.90%             0.90%            0.90%
--------------------------------------


                                                                                                      JNL/MCM
                                            JNL/MCM           JNL/MCM             JNL/MCM            Enhanced           JNL/MCM
                                          Bond Index       Communications     Consumer Brands      S&P 500 Stock    Financial Sector
                                           Portfolio      Sector Portfolio   Sector Portfolio     Index Portfolio      Portfolio
                                       ------------------ -----------------  ------------------  ------------------ ----------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
 Unit Value                                  $ 11.468049        $ 4.767123         $ 10.998273          $ 8.944921     $ 13.316365
 Total Return*                                     1.13%             0.40%              -3.05%               3.70%           5.36%
 Ratio of Expenses**                               0.90%             0.90%               0.90%               0.90%           0.90%
-------------------------------------

Period ended December 31, 2004
 Unit Value                                  $ 11.339800        $ 4.748237         $ 11.344108          $ 8.625882     $ 12.638361
 1 Total Return*                                   0.31%             5.97%               6.08%               6.99%           4.98%
 Ratio of Expenses**                               0.90%             0.90%               0.90%               0.90%           0.90%
-------------------------------------



* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(a)  Commencement of operations May 2, 2005.



JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                           JNL/Goldman
                                            Sachs Mid         JNL/JPMorgan        JNL/JPMorgan       JNL/Lazard        JNL/Lazard
                                            Cap Value         International      International         Mid Cap         Small Cap
                                          Portfolio (a)     Equity Portfolio    Value Portfolio    Value Portfolio   Value Portfolio
                                        ------------------  ------------------  -----------------  ----------------  ---------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                  $ 11.388570         $ 17.165760        $ 13.714953       $ 20.732990      $ 16.914450
  2 Total Return*                                  13.88%              14.18%             21.49%            11.94%           10.60%
  Ratio of Expenses**                               0.15%               0.15%              0.15%             0.15%            0.15%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                   n/a                 n/a                 n/a               n/a               n/a
   Total Return*                               n/a                 n/a                 n/a               n/a               n/a
  Ratio of Expenses**                          n/a                 n/a                 n/a               n/a               n/a
--------------------------------------



                                                                                                      JNL/MCM
                                            JNL/MCM           JNL/MCM             JNL/MCM            Enhanced           JNL/MCM
                                          Bond Index       Communications     Consumer Brands      S&P 500 Stock    Financial Sector
                                           Portfolio      Sector Portfolio   Sector Portfolio     Index Portfolio      Portfolio
                                       ------------------ -----------------  ------------------  ------------------ ----------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                 $ 11.822772        $ 4.998395         $ 11.551310          $ 9.399281    $ 13.976372
  2 Total Return*                                  2.15%             1.44%              -0.90%               6.68%          8.58%
  Ratio of Expenses**                              0.15%             0.15%               0.15%               0.15%          0.15%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                  n/a                n/a                n/a                 n/a                n/a
   Total Return*                              n/a                n/a                n/a                 n/a                n/a
  Ratio of Expenses**                         n/a                n/a                n/a                 n/a                n/a
--------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.

(a)  Commencement of operations May 2, 2005.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)


                                           JNL/Goldman
                                            Sachs Mid         JNL/JPMorgan        JNL/JPMorgan       JNL/Lazard        JNL/Lazard
                                            Cap Value         International      International         Mid Cap         Small Cap
                                          Portfolio (a)     Equity Portfolio    Value Portfolio    Value Portfolio   Value Portfolio
                                        ------------------  ------------------  -----------------  ----------------  ---------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                         $ 36                $ 20               $ 41             $ 128            $ 102
   Units Outstanding (in thousands)                     3                   1                  3                 7                6
   Investment Income Ratio *                        0.00%               4.99%              0.97%            21.55%            9.70%

Period ended December 31, 2004

   Net Assets (in thousands)                   n/a                        $ -                $ 4              $ 28             $ 26
   Units Outstanding (in thousands)            n/a                          -                  -                 2                2
   Investment Income Ratio *                   n/a                      2.00%              0.89%             0.28%            0.00%




                                                                                                     JNL/MCM
                                           JNL/MCM           JNL/MCM             JNL/MCM            Enhanced           JNL/MCM
                                         Bond Index       Communications     Consumer Brands      S&P 500 Stock    Financial Sector
                                          Portfolio      Sector Portfolio   Sector Portfolio     Index Portfolio      Portfolio
                                      ------------------ -----------------  ------------------  ------------------ -----------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                       $ 44               $ 6                 $ 1                $ 71              $ 35
   Units Outstanding (in thousands)                   4                 1                   0                   8                 3
   Investment Income Ratio *                      4.00%            20.58%               1.18%              26.88%             3.62%

Period ended December 31, 2004

   Net Assets (in thousands)                       $ 17               $ 5                 $ 4                 $ 3              $ 11
   Units Outstanding (in thousands)                   1                 1                   -                   -                 1
   Investment Income Ratio *                      2.30%             1.30%               0.00%               0.81%             1.55%


* These amounts represent the dividends, excluding distributions of capital gains, recevied by the portfolio from the underlying mutual fund divided by average net assets.

(a)  Commencement of operations May 2, 2005.



JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                           JNL/MCM            JNL/MCM           JNL/MCM           JNL/MCM              JNL/MCM
                                          Healthcare       International         JNL 5        Oil & Gas Sector     S&P 400 MidCap
                                       Sector Portfolio   Index Portfolio    Portfolio (a)       Portfolio         Index Portfolio
                                       -----------------  ----------------  ---------------- -------------------  ------------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                $ 11.996686       $ 15.656093       $ 12.005547         $ 24.633864         $ 14.611011
  Total Return*                                   6.84%            12.44%             9.94%              35.82%              11.14%
  Ratio of Expenses**                             0.90%             0.90%             0.90%               0.90%               0.90%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                $ 11.228753       $ 13.923662       $ 10.919851         $ 18.137769         $ 13.146545
  1 Total Return*                                -2.17%            14.07%             9.20%              21.54%               8.71%
  Ratio of Expenses**                             0.90%             0.90%             0.90%               0.90%               0.90%
--------------------------------------




                                            JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM        JNL/Oppenheimer
                                            S&P 500           Small Cap          Technology            VIP           Global Growth
                                        Index Portfolio    Index Portfolio    Sector Portfolio    Portfolio (a)        Portfolio
                                       ------------------  -----------------  -----------------  -----------------  ----------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                 $ 11.131680        $ 13.928379         $ 6.079122        $ 12.106055       $ 13.133568
  Total Return*                                    3.60%              3.45%              1.67%              9.11%            12.96%
  Ratio of Expenses**                              0.90%              0.90%              0.90%              0.90%             0.90%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                 $ 10.744557        $ 13.463701         $ 5.979439        $ 11.094971       $ 11.626607
  1 Total Return*                                  6.11%              9.80%              2.63%             10.95%            11.80%
  Ratio of Expenses**                              0.90%              0.90%              0.90%              0.90%             0.90%
--------------------------------------



* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.

(a)  Inception date October 1, 2004.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                           JNL/MCM            JNL/MCM           JNL/MCM           JNL/MCM              JNL/MCM
                                          Healthcare       International         JNL 5        Oil & Gas Sector     S&P 400 MidCap
                                       Sector Portfolio   Index Portfolio      Portfolio         Portfolio         Index Portfolio
                                       -----------------  ----------------  ---------------- -------------------  ------------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                $ 12.599652       $ 16.101480       $ 12.117466         $ 25.859583         $ 15.058686
  2 Total Return*                                 9.30%            16.55%            14.66%              42.09%              17.08%
  Ratio of Expenses**                             0.15%             0.15%             0.15%               0.15%               0.15%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                  n/a               n/a               n/a                n/a                 n/a
   Total Return*                              n/a               n/a               n/a                n/a                 n/a
  Ratio of Expenses**                         n/a               n/a               n/a                n/a                 n/a
--------------------------------------



                                            JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM        JNL/Oppenheimer
                                            S&P 500           Small Cap          Technology            VIP           Global Growth
                                        Index Portfolio    Index Portfolio    Sector Portfolio      Portfolio          Portfolio
                                       ------------------  -----------------  -----------------  -----------------  ----------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                 $ 11.465098        $ 14.337539         $ 6.378252        $ 12.207474       $ 13.606053
  2 Total Return*                                  6.60%             10.80%              6.55%             13.05%            17.77%
  Ratio of Expenses**                              0.15%              0.15%              0.15%              0.15%             0.15%
--------------------------------------

Period ended December 31, 2004
  Unit Value                                  n/a                 n/a                n/a                n/a               n/a
   Total Return*                              n/a                 n/a                n/a                n/a               n/a
  Ratio of Expenses**                         n/a                 n/a                n/a                n/a               n/a
--------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                           JNL/MCM            JNL/MCM           JNL/MCM           JNL/MCM              JNL/MCM
                                          Healthcare       International         JNL 5        Oil & Gas Sector     S&P 400 MidCap
                                       Sector Portfolio   Index Portfolio    Portfolio (a)       Portfolio         Index Portfolio
                                       -----------------  ----------------  ---------------- -------------------  ------------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                       $ 71             $ 257           $ 2,470               $ 132               $ 124
   Units Outstanding (in thousands)                   6                16               205                   5                   8
   Investment Income Ratio *                      1.22%             6.88%             0.07%               4.81%               1.77%

Period ended December 31, 2004

   Net Assets (in thousands)                       $ 29              $ 49             $ 123                 $ 6                $ 87
   Units Outstanding (in thousands)                   3                 4                11                   -                   7
   Investment Income Ratio *                      0.59%             0.87%             0.47%               0.00%               0.53%



                                           JNL/MCM            JNL/MCM            JNL/MCM            JNL/MCM        JNL/Oppenheimer
                                           S&P 500           Small Cap          Technology            VIP           Global Growth
                                       Index Portfolio    Index Portfolio    Sector Portfolio    Portfolio (a)        Portfolio
                                      ------------------  -----------------  -----------------  -----------------  ----------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                      $ 403              $ 137               $ 39              $ 492              $ 56
   Units Outstanding (in thousands)                  36                 10                  6                 41                 4
   Investment Income Ratio *                      1.78%              2.38%              2.59%              0.77%             0.31%

Period ended December 31, 2004

   Net Assets (in thousands)                      $ 236               $ 84               $ 15                $ -              $ 23
   Units Outstanding (in thousands)                  22                  6                  2                  -                 2
   Investment Income Ratio *                      1.35%              0.71%              0.00%              0.00%             0.29%


* These amounts represent the dividends, excluding distributions of capital gains, recevied by the portfolio from the underlying mutual fund divided by average net assets.

(a)  Inception date October 1, 2004.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                        JNL/Select           JNL/Select           JNL/Select         JNL/Select
                                       Global Growth         Large Cap           Money Market           Value
                                         Portfolio        Growth Portfolio        Portfolio           Portfolio
                                     ------------------  -------------------  ------------------- ------------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                               $ 25.134858          $ 29.068231          $ 13.354332        $ 17.969296
  Total Return*                                  1.14%                3.88%                2.00%              7.44%
  Ratio of Expenses**                            0.90%                0.90%                0.90%              0.90%
------------------------------------

Period ended December 31, 2004
  Unit Value                               $ 24.851261          $ 27.981677          $ 13.093097        $ 16.724619
  1 Total Return*                                6.31%                6.33%                0.17%              9.05%
  Ratio of Expenses**                            0.90%                0.90%                0.90%              0.90%
------------------------------------



                                         JNL/T. Rowe          JNL/T. Rowe              JNL/
                                      Price Established      Price Mid-Cap        T. Rowe Price
                                       Growth Portfolio     Growth Portfolio     Value Portfolio
                                     --------------------- -------------------  -------------------
HIGHEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                  $ 29.051575         $ 40.596997          $ 14.393344
  Total Return*                                     5.35%              13.30%                5.46%
  Ratio of Expenses**                               0.90%               0.90%                0.90%
------------------------------------

Period ended December 31, 2004
  Unit Value                                  $ 27.576284         $ 35.831729          $ 13.647532
  1 Total Return*                                   6.12%              12.89%                9.77%
  Ratio of Expenses**                               0.90%               0.90%                0.90%
------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

(1) Total return is calculated for the period from March 8, 2004 through December 31, 2004 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)




                                        JNL/Select           JNL/Select           JNL/Select         JNL/Select
                                       Global Growth         Large Cap           Money Market           Value
                                         Portfolio        Growth Portfolio        Portfolio           Portfolio
                                     ------------------  -------------------  ------------------- ------------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                               $ 27.270353          $ 31.436944          $ 14.462893        $ 18.403239
  2 Total Return*                                5.69%                7.84%                2.73%             10.86%
  Ratio of Expenses**                            0.15%                0.15%                0.15%              0.15%
------------------------------------

Period ended December 31, 2004
  Unit Value                                n/a                  n/a                  n/a                n/a
   Total Return*                            n/a                  n/a                  n/a                n/a
  Ratio of Expenses**                       n/a                  n/a                  n/a                n/a
------------------------------------



                                         JNL/T. Rowe          JNL/T. Rowe              JNL/
                                      Price Established      Price Mid-Cap        T. Rowe Price
                                       Growth Portfolio     Growth Portfolio     Value Portfolio
                                     --------------------- -------------------  -------------------
LOWEST EXPENSE RATIO

Period ended December 31, 2005
  Unit Value                                  $ 31.470740         $ 43.982037          $ 15.019103
  2 Total Return*                                   8.51%              19.47%                8.90%
  Ratio of Expenses**                               0.15%               0.15%                0.15%
------------------------------------

Period ended December 31, 2004
  Unit Value                                  n/a                  n/a                  n/a
   Total Return*                              n/a                  n/a                  n/a
  Ratio of Expenses**                         n/a                  n/a                  n/a
------------------------------------


* Total return for period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** Annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded.

2 Total return is calculated for the period from January 7, 2005 through December 31, 2005 unless otherwise noted.


JACKSON NATIONAL SEPARATE ACCOUNT IV
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 - FINANCIAL HIGHLIGHTS (CONTINUED)



                                        JNL/Select           JNL/Select           JNL/Select         JNL/Select
                                       Global Growth         Large Cap           Money Market           Value
                                         Portfolio        Growth Portfolio        Portfolio           Portfolio
                                     ------------------  -------------------  ------------------- ------------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                       $ 8                 $ 26                $ 366               $ 48
   Units Outstanding (in thousands)                  0                    1                   27                  3
   Investment Income Ratio *                     1.03%                0.00%                3.17%              4.11%

Period ended December 31, 2004

   Net Assets (in thousands)                       $ -                  $ 1                 $ 37               $ 26
   Units Outstanding (in thousands)                  -                    -                    3                  2
   Investment Income Ratio *                     0.00%                0.00%                0.49%              1.18%



                                         JNL/T. Rowe          JNL/T. Rowe              JNL/
                                      Price Established      Price Mid-Cap        T. Rowe Price
                                       Growth Portfolio     Growth Portfolio     Value Portfolio
                                     --------------------- -------------------  -------------------

PORTFOLIO DATA
Period ended December 31, 2005

   Net Assets (in thousands)                         $ 57               $ 145                $ 172
   Units Outstanding (in thousands)                     2                   4                   12
   Investment Income Ratio *                        0.29%               0.61%                5.79%

Period ended December 31, 2004

   Net Assets (in thousands)                         $ 23                $ 32                 $ 33
   Units Outstanding (in thousands)                     1                   1                    2
   Investment Income Ratio *                        0.79%               0.00%                1.12%


* These amounts represent the dividends, excluding distributions of capital gains, recevied by the portfolio from the underlying mutual fund divided by average net assets.



                     JACKSON NATIONAL LIFE INSURANCE COMPANY

                                AND SUBSIDIARIES





                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 2005

JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                      1



Consolidated Balance Sheets                                                  2



Consolidated Income Statements                                               3



Consolidated Statements of Stockholder's Equity and Comprehensive Income     4



Consolidated Statements of Cash Flows                                        5



Notes to Consolidated Financial Statements                                   6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Stockholder of Jackson National Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and the related consolidated income statements and the consolidated statements of stockholder's equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

As discussed more fully in note 2 to the consolidated financial statements, effective January 1, 2004, Jackson National Life Insurance Company adopted Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants.






Chicago, Illinois
March 7, 2006

                        JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                   CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

--------------------------------------------------------------------------------------------------------
                                                                                      DECEMBER 31,
                                                                                   2005         2004
                                                                                -----------  -----------
ASSETS
   Investments:
     Cash and short-term investments                                            $   729,695  $ 1,420,426
     Investments available for sale, at fair value:
       Fixed maturities (amortized cost: 2005, $39,633,811; 2004, $37,277,202)   40,249,207   39,187,163
       Equities (cost: 2005, $313,498; 2004, $138,291)                              326,478      150,389
     Trading securities, at fair value                                              138,685      124,598
     Mortgage loans                                                               4,989,516    4,633,010
     Policy loans                                                                   804,009      717,503
     Other invested assets                                                        1,414,720    1,634,097
                                                                                -----------  -----------
         Total investments                                                       47,867,186
                                                                                              48,652,310

     Accrued investment income                                                      553,120      523,974
     Deferred acquisition costs                                                   2,548,473    1,933,901
     Deferred sales inducements                                                     253,083      161,589
     Reinsurance recoverable                                                        943,738      640,757
     Value of acquired insurance                                                     23,578       45,768
     Income taxes receivable from Parent                                             50,633       28,110
     Other assets                                                                    83,180       58,057
     Separate account assets                                                     14,720,596   10,352,915
                                                                                -----------  -----------
         Total assets                                                           $67,828,711  $61,612,257
                                                                                ===========  ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
   LIABILITIES
     Policy reserves and liabilities:
       Reserves for future policy benefits and claims payable                   $ 2,551,779  $ 1,311,174
       Deposits on investment contracts                                          35,273,715   34,146,356
       Guaranteed investment contracts                                            1,983,693    1,896,284
     Trust instruments supported by funding agreements                            5,609,059    5,884,484
     Federal Home Loan Bank advances                                                100,209           --
     Notes payable                                                                  486,939      503,891
     Securities lending payable                                                     428,032      856,163
     Deferred income taxes                                                           40,583      166,938
     Other liabilities                                                            1,760,763    1,611,224
     Separate account liabilities                                                14,720,596   10,352,915
                                                                                -----------  -----------
         Total liabilities                                                       62,955,368   56,729,429
                                                                                -----------  -----------

     Minority interest                                                                7,186       10,037
                                                                                -----------  -----------

   STOCKHOLDER'S EQUITY
     Common stock, $1.15 par value; authorized 50,000 shares;
       issued and outstanding 12,000 shares                                          13,800       13,800
     Additional paid-in capital                                                   2,854,533    2,562,214
     Accumulated other comprehensive income, net of
       tax of $141,725 in 2005 and $401,327 in 2004                                 263,203      745,430
     Retained earnings                                                            1,734,621    1,551,347
                                                                                -----------  -----------
         Total stockholder's equity                                               4,866,157    4,872,791
                                                                                -----------  -----------
         Total liabilities and stockholder's equity                             $67,828,711  $61,612,257
                                                                                ===========  ===========


                      See accompanying notes to consolidated financial statements.


                             JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                              2005          2004          2003
                                                                           -----------   -----------   -----------
REVENUES
   Premiums                                                                $   199,061   $   162,342   $   173,411
   Net investment income                                                     2,879,440     2,689,945     2,623,515
   Net realized gains (losses) on investments                                   12,984       138,656       (60,966)
   Risk management activity                                                    169,827        90,814      (127,949)
   Fee income                                                                  509,376       387,386       330,552
   Other income                                                                 38,815        84,451        31,725
                                                                           -----------   -----------   -----------
     Total revenues                                                          3,809,503     3,553,594     2,970,288
                                                                           -----------   -----------   -----------
BENEFITS AND EXPENSES
   Death and other policy benefits                                             428,162       379,175       393,794
   Interest credited on deposit liabilities                                  1,434,807     1,364,803     1,575,254
   Interest expense on trust instruments supported
     by funding agreements                                                     217,917       143,317       131,792
   Interest expense on Federal Home Loan Bank advances, notes
     and reverse repurchase agreements                                          50,249        42,376        35,919
   Increase in reserves, net of reinsurance                                     19,466        19,340         4,534
   Commissions                                                                 537,303       483,005       423,446
   General and administrative expenses                                         341,793       290,863       258,650
   Deferral of policy acquisition costs                                       (556,564)     (507,660)     (462,032)
   Deferral of sales inducements                                               (92,381)      (86,430)      (98,480)
   Amortization of acquisition costs:
     Attributable to operations                                                364,907       419,048       242,608
     Attributable to risk management activity                                   64,962         4,674       (59,809)
     Attributable to net realized gains (losses) on investments                  2,671        12,208        (1,852)
   Amortization of deferred sales inducements:
     Attributable to operations                                                 55,639        38,039        19,192
     Attributable to risk management activity                                    7,632         9,087         8,570
     Attributable to net realized gains (losses) on investments                    459         2,902          (254)
   Amortization of acquired insurance                                           22,190        20,882        19,647
                                                                           -----------   -----------   -----------
     Total benefits and expenses                                             2,899,212     2,635,629     2,490,979
                                                                           -----------   -----------   -----------
     Pretax income from continuing operations before
       minority interest                                                       910,291       917,965       479,309
   Minority interest                                                              (922)      (49,041)      (14,628)
                                                                           -----------   -----------   -----------
     Pretax income from continuing operations
                                                                               909,369       868,924       464,681
   Federal income tax expense                                                  315,295       304,076       164,994
                                                                           -----------   -----------   -----------
     Income from continuing operations before discontinued
       operations and cumulative effect of change in accounting principle      594,074       564,848       299,687
   Income from discontinued operations, net of tax                                  --        56,776        23,729
                                                                           -----------   -----------   -----------
     Income before cumulative effect of change
       in accounting principle                                                 594,074       621,624       323,416
   Cumulative effect of change in accounting principle, net of tax                  --         8,912            --
                                                                           -----------   -----------   -----------
     NET INCOME                                                            $   594,074   $   630,536   $   323,416
                                                                           ===========   ===========   ===========
   Pro forma net income assuming the change in
     accounting principle is applied retroactively                                       $   621,624   $   322,302
                                                                                         ===========   ===========

                           See accompanying notes to consolidated financial statements.


                  JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                              CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME
(IN THOUSANDS)

---------------------------------------------------------------------------------------------

                                                                 YEARS ENDED DECEMBER 31,
                                                               2005       2004        2003
                                                           ----------   ---------   ---------
COMMON STOCK, BEGINNING AND END OF YEAR                     $  13,800   $  13,800   $  13,800
                                                           ----------  ----------  ----------
ADDITIONAL PAID-IN-CAPITAL
Beginning of year                                           2,562,214   2,533,535   2,484,228
   Capital contributions                                      292,319      28,679      49,307
                                                           ----------  ----------  ----------
End of year                                                 2,854,533   2,562,214   2,533,535
                                                           ----------  ----------  ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Beginning of year                                             745,430     814,102     449,382
     Net unrealized investment gains (losses), net of
       reclassification adjustment and net of tax            (482,227)    (68,672)    364,720
                                                           ----------  ----------  ----------
End of year                                                   263,203     745,430     814,102
                                                           ----------  ----------  ----------
RETAINED EARNINGS
Beginning of year                                           1,551,347   1,040,811     802,595
   Net income                                                 594,074     630,536     323,416
   Dividends paid to stockholder                             (410,800)   (120,000)    (85,200)
                                                           ----------  ----------  ----------
End of year                                                 1,734,621   1,551,347   1,040,811
                                                           ----------  ----------  ----------
TOTAL STOCKHOLDER'S EQUITY                                 $4,866,157  $4,872,791  $4,402,248
                                                           ==========  ==========  ==========

                                                                 YEARS ENDED DECEMBER 31,
                                                              2005         2004        2003
                                                            ---------   ---------   ---------
Net income                                                  $ 594,074   $ 630,536   $ 323,416
Net unrealized holding gains (losses) arising during
   the period, net of tax of $(243,143) in 2005; $(11,016)
   in 2004 and $154,863 in 2003                              (451,661)    (19,721)    288,084
Reclassification adjustment for gains (losses) included in
   net income, net of tax of $(16,459) in 2005; $(26,358)
   in 2004 and $41,265 in 2003                                (30,566)    (48,951)     76,636
                                                            ---------   ---------   ---------
COMPREHENSIVE INCOME                                        $ 111,847   $ 561,864   $ 688,136
                                                            =========   =========   =========

                See accompanying notes to consolidated financial statements.


                               JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                          CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------

                                                                                    YEARS ENDED DECEMBER 31,
                                                                               2005          2004           2003
                                                                           ------------   ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                              $    594,074   $    630,536   $    323,416
   Less income from discontinued operations                                          --        (56,776)       (23,729)

   Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
       Net realized (gains) losses on investments                               (12,984)      (138,656)        60,966
       Unrealized gains on trading portfolio                                       (565)        (8,360)            --
       Risk management activity                                                (169,827)       (90,814)       127,949
       Interest credited on deposit liabilities                               1,434,807      1,364,803      1,575,254
       Interest expense on trust instruments supported
         by funding agreements                                                  217,917        143,317        131,792
       Interest accrued on Federal Home Loan Bank advances                          209             --             --
       Other charges                                                           (245,877)      (216,383)      (226,156)
       Amortization of discount and premium on investments                      (72,853)        34,514        103,604
       Deferred income tax provision                                            141,115        216,880         57,681
       Change in (net of effects of contribution of subsidiary):
         Accrued investment income                                               (7,630)       (29,741)       (17,061)
         Deferred sales inducements and acquisition costs                      (154,653)      (124,385)      (352,056)
         Trading portfolio activity, net                                        (13,522)       (15,726)            --
         Value of acquired insurance                                             22,190         20,882         19,647
         Income taxes receivable from Parent                                    (22,523)       (19,485)       (64,717)
         Other assets and liabilities, net                                      348,543        370,851        168,317
       Net cash provided by operating activities of
         discontinued operations                                                     --         28,671         55,454
                                                                           ------------   ------------   ------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                                  2,058,421      2,110,128      1,940,361
                                                                           ------------   ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of fixed maturities and equities available for sale                  2,889,975      3,536,656     11,870,808
   Principal repayments, maturities, calls and redemptions:
     Fixed maturities available for sale                                      2,956,801      2,836,775      4,184,613
     Mortgage loans                                                             914,758        804,356             69
   Purchases of:
     Fixed maturities and equities available for sale                        (6,676,587)    (7,551,922)   (18,565,653)
     Mortgage loans                                                          (1,278,434)    (1,111,534)    (1,008,846)
   Other investing activities                                                  (419,823)      (256,443)    (1,853,397)
   Proceeds from sale of discontinued operations                                     --        260,051             --
   Net cash provided by (used in) investing activities of
     discontinued operations                                                         --        376,480       (178,856)
                                                                           ------------   ------------   ------------
   NET CASH USED IN INVESTING ACTIVITIES                                     (1,613,310)    (1,105,581)    (5,551,262)
                                                                           ------------   ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits                                                                 9,355,451      8,300,160      6,783,741
     Withdrawals                                                             (6,598,525)    (6,180,543)    (5,377,602)
   Net transfers to separate accounts                                        (3,564,891)    (2,394,722)    (1,523,759)
   Proceeds from notes                                                               --         26,264         23,485
   Payments on notes                                                             (3,747)       (44,784)      (220,220)
   Payment of cash dividends to Parent                                         (410,800)      (120,000)       (85,200)
   Capital contribution                                                          86,670             --         20,000
   Net cash provided by (used in) financing activities of
     discontinued operations                                                         --       (426,055)       124,615
                                                                           ------------   ------------   ------------
   NET CASH USED IN FINANCING ACTIVITIES                                     (1,135,842)      (839,680)      (254,940)
                                                                           ------------   ------------   ------------
   NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                  (690,731)       164,867     (3,865,841)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                            1,420,426      1,255,559      5,121,400
                                                                           ------------   ------------   ------------
TOTAL CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                            729,695      1,420,426      1,255,559
LESS CASH AND SHORT-TERM INVESTMENTS FROM DISCONTINUED OPERATIONS                    --             --        (24,877)
                                                                           ------------   ------------   ------------
NET CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                         $    729,695   $  1,420,426   $  1,230,682
                                                                           ============   ============   ============

                            See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS

      Jackson National Life Insurance Company (the "Company" or "JNL") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts ("GICs") and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

      The consolidated financial statements include the accounts of the following:

          o Life insurers: JNL and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Jackson National Life (Bermuda) LTD and Life Insurance Company of Georgia ("Life of Georgia") from May 31, 2005 to December 31, 2005, when it was merged with JNL;

          o Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, Inc., Jackson National Asset Management, LLC and Curian Capital, LLC;

          o    Wholly owned insurance agency: JNL Southeast Agency, LLC;

          o PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II"), (collectively, "PPMA Funds"). JNL has effective managerial control of the PPMA Funds. JNL owns 72.0% interest in SIF I and 15.1% interest in CBO II;

          o Tuscany CDO, Limited ("Tuscany"), a variable interest entity created in 2001 to securitize certain fixed maturities owned by JNL. JNL is the primary beneficiary of Tuscany;

          o Other partnerships, limited liability companies and variable interest entities in which JNL has a controlling interest or is deemed the primary beneficiary;

          o The discontinued operations of Jackson Federal Bank ("Jackson Federal") through October 28, 2004. See note 4 for additional information.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION
      The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with the current year presentation with no impact on stockholder's equity or net income.

      The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities without readily ascertainable market values and the determination of when an unrealized loss is other than temporary; 2) assessments as to whether certain entities are variable interest entities and which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; and 6) estimates related to recoverability of acquired insurance in force, establishment of loan loss reserves, liabilities for lawsuits and establishment of the liability for state guaranty fund assessments.

      CHANGES IN ACCOUNTING PRINCIPLES

      In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 requires that, unless impracticable or absent explicit transition requirements specific to the newly adopted accounting principle, companies apply changes in accounting principles on a retrospective basis. FAS 154 is effective for accounting changes and corrections or errors made in fiscal years beginning after December 15, 2005. The adoption of FAS 154 is not expected to have a material impact on JNL's results of operations or financial position.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" ("EITF 03-01"). EITF 03-01 provides more specific guidance on how to determine when an investment is considered impaired, whether the impairment is other than temporary, and how to measure an impairment loss. On September 30, 2004, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position EITF Issue 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-01, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments'" delaying the effective date of paragraphs 10-20 of EITF 03-01 until the FASB has resolved certain implementation issues. On June 29, 2005, the FASB concluded that the current guidance included in EITF 03-01 was adequate and that further clarification was not necessary. JNL adopted the disclosure requirements of EITF 03-01 for the year ended December 31, 2004, with no impact on JNL's results of operations or financial position.

      Effective January 1, 2004, JNL adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses separate account presentation, transfers of assets from the general account to the separate account, valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits and accounting for sales inducements. At January 1, 2004, the Company recorded an $8.9 million gain, net of increased deferred acquisition cost amortization of $16.2 million and federal income tax expense of $4.8 million, as a cumulative effect of change in accounting principle. The gain resulted from reduced reserving requirements for annuitization benefits on two-tiered annuities offset by additional reserves for certain life products with secondary guarantees. See note 9 for additional information.

      Effective October 1, 2003, JNL adopted Derivatives Implementation Group Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" ("DIG B36"). DIG B36 addresses questions related to embedded derivatives in modified coinsurance reinsurance treaties (where funds are withheld by the ceding company) and in debt instruments that incorporate credit risk exposures that are unrelated or partially related to the creditworthiness of the obligor. Implementation of DIG B36 did not have a material impact on JNL's results of operations or financial position.

      Effective July 1, 2003, JNL adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("FAS 150"). FAS 150 requires that companies with consolidated entities that will terminate by a specific date, such as limited-life partnerships, disclose the other owners' interests in those limited-life entities based on the fair values of the limited-life entities' assets. The adoption of FAS 150 had no impact on JNL's results of operations or financial position.

      The consolidated financial statements include the PPMA Funds, which are limited life partnerships. Upon termination of the partnerships, the assets will be sold and proceeds distributed to the partners in accordance with their respective partnership interests. The assets of the PPMA Funds are marketable securities, which are carried at fair value, with an appropriate adjustment to minority interest, in the accompanying financial statements. Accordingly, the minority interest liability related to the PPMA Funds is reflected at fair value in the accompanying consolidated balance sheets.

      Effective January 31, 2003, JNL adopted the Financial Accounting Standards Board's ("FASB") Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), and effective December 31, 2003, JNL adopted FASB Interpretation No. 46 (revised December 2003) ("FIN 46R"). FIN 46R is an interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," which requires an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). FIN 46R provides guidance on how to identify a VIE and how an enterprise should assess its interests in a VIE. It also requires existing VIEs to be consolidated by their primary beneficiaries, defined as the party that absorbs a majority of the expected losses and/or residual returns of the VIE.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Pursuant to the guidance provided by FIN 46R, the Company has concluded that it owns interests in VIEs that represent primary beneficial interests. These VIEs are included in the consolidated financial statements and include entities structured to hold and manage investments, including real estate properties and interests in commercial loans. In addition, JNL had an investment of $47.5 million and $31.7 million as of December 31, 2005 and 2004, respectively, in debt issued by a VIE structured to hold and manage investments in commercial loans, for which it is not the primary beneficiary.

      COMPREHENSIVE INCOME
      Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

      INVESTMENTS
      Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

      Fixed maturities consist primarily of bonds, notes, redeemable preferred stocks, mortgage-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the interest method. Mortgage-backed and structured securities are amortized over the estimated redemption period. With regard to structured securities that are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $542.4 million and $544.9 million as of December 31, 2005 and 2004, respectively.

      All fixed maturities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other than temporary, the cost basis of debt securities is reduced to fair value. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values. Any impairments are reflected as realized losses.

      Equities, which include common stocks and non-redeemable preferred stocks, are generally carried at fair value. Equities are reduced to estimated net realizable value for declines in fair value considered to be other than temporary. Any impairments are reflected as realized losses.

      During 2004, the Company transferred its investment in mutual funds from available for sale to a trading portfolio and recognized a loss of $9.3 million. These trading securities primarily consist of investments in mutual funds that support liabilities of the Company's non-qualified, voluntary deferred compensation plans. Also included is seed money that supports newly established variable funds. Trading securities are carried at fair value with changes in value reflected as investment income in the income statement. During 2005 and 2004, $5.4 million and $8.4 million of investment income recognized relates to trading securities held at December 31, 2005 and 2004, respectively.

      Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses represents the estimated risk of loss for individual mortgages in the portfolio.

      Policy loans are carried at the unpaid principal balances.

      Real estate is carried at the lower of depreciated cost or fair value.

      Limited partnership investments are accounted for using the equity method.

           JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method. The changes in unrealized gains and losses on investments classified as available for sale, net of tax and the effect of the adjustment for deferred acquisition costs and sales inducements, are excluded from net income and included as a component of other comprehensive income and stockholder's equity.

      DETERMINATION OF FAIR VALUE FOR ILLIQUID DISTRESSED SECURITIES
      Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values. Liquidation values for these illiquid distressed securities would generally be lower, and in many cases significantly lower, than internally derived fair values. The amortized cost and fair value of illiquid distressed securities valued internally were $379.2 million and $387.5 million, respectively, at December 31, 2005 and $394.0 million and $403.8 million, respectively, at December 31, 2004.

      DERIVATIVE INSTRUMENTS, EMBEDDED DERIVATIVES AND RISK MANAGEMENT ACTIVITY The Company enters into financial derivative transactions, including swaps, forwards, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

      The Company generally uses free-standing derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and variable annuities issued by the Company, contain embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The Company does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

      Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount and are used for hedging purposes. Interest rate swaps are included in other invested assets or other liabilities.

      Forwards consist of interest rate spreadlock agreements, in which the Company locks in the forward interest rate differential between a swap and the corresponding U.S. Treasury security. The forwards are held for investment purposes and are included in other invested assets.

      Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long duration interest rate swap at future exercise dates. The Company purchases and writes put-swaptions with maturities up to 10 years. On a net basis, put-swaptions hedge against significant upward movements in interest rates. Written put-swaptions are entered into in conjunction with associated put-swaptions purchased with identical strike prices and notional amounts ("linked put-swaptions") and are presented as a net position included in other liabilities. Non-linked put-swaptions purchased are included in other invested assets.

      Equity index futures contracts and equity index call and put options, which are used to hedge the Company's obligations associated with its index linked annuities and guarantees in variable annuity products, are included in other invested assets or other liabilities. These annuities contain embedded options whose fair value is included in deposits on investment contracts.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Total return swaps, in which the Company receives equity returns or returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are included in other invested assets or other liabilities.

      Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging the Company's foreign currency denominated funding agreements supporting trust instrument obligations. Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are included in other invested assets or other liabilities. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency transaction gains and losses associated with funding agreements hedging activities are included in risk management activity.

      DEFERRED ACQUISITION COSTS
      Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $188.3 million and $676.8 million at December 31, 2005 and 2004, respectively, to reflect this adjustment.

      DEFERRED SALES INDUCEMENTS
      Bonus interest on deferred fixed annuities and contract enhancements on variable annuities have been capitalized as deferred sales inducements. Deferred sales inducements are increased by interest thereon and amortized in proportion to estimated gross profits. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred sales inducements have been decreased by $30.4 million and $93.2 million at December 31, 2005 and 2004, respectively, to reflect this adjustment.

      VALUE OF ACQUIRED INSURANCE
      The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

      FEDERAL INCOME TAXES
      The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      JNL files a consolidated federal income tax return with Brooke Life, Jackson National Life Insurance Company of New York and Life Insurance Company of Georgia (for the period from May 19, 2005 through December 31,
      2005). Jackson National Life Distributors, Inc. files a separate income tax return. The PPMA Funds file as limited partnerships and pass through the appropriate portion of their income and deductions to their partners. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of JNL. The other affiliated subsidiary entities are limited liability companies with all of their interests owned by JNL. Accordingly, they are not considered separate entities for income tax purposes; and therefore, are taxed as part of the operations of JNL. Jackson Federal Bank filed a separate income tax return during the period it was owned by JNL. Income tax expense is calculated on a separate company basis.

      POLICY RESERVES AND LIABILITIES
      RESERVES FOR FUTURE POLICY BENEFITS AND CLAIMS PAYABLE:
      For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 25% to 160% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4.0% to 8.0%. Lapse and expense assumptions are based on Company experience.

      DEPOSITS ON INVESTMENT CONTRACTS:
      For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder's account value. The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract. Obligations in excess of the guaranteed contract value are hedged through the use of futures contracts and call options.

      TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS
      JNL and Jackson National Life Funding, LLC have established a European Medium Term Note program, with up to $6 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. Carrying values totaled $2.2 billion and $2.9 billion at December 31, 2005 and 2004, respectively.

      JNL and Jackson National Life Global Funding have established a $6 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. The carrying values at December 31, 2005 and 2004 totaled $3.4 billion and $3.0 billion, respectively.

      Instruments issued representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

      Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date. Foreign currency transaction gains and losses are included in risk management activity.

      FEDERAL HOME LOAN BANK ADVANCES
      During 2005, JNL became a member of the regional Federal Home Loan Bank of Indianapolis ("FHLBI"). In connection with this membership, JNL purchased $30.2 million in FHLBI capital stock. Membership allows JNL access to advances from FHLBI which are collateralized by mortgage related assets in JNL's investment portfolio. These advances are in the form of funding agreements issued to FHLBI. JNL is authorized to draw a maximum of $603.1 million in advances under this program.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      SEPARATE ACCOUNT ASSETS AND LIABILITIES
      The assets and liabilities resulting from individual variable life and annuity contracts, which aggregated $14,613.2 million and $10,267.1 million at December 31, 2005 and 2004, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in fee income in the consolidated income statements.

      The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $107.4 million and $85.8 million at December 31, 2005 and 2004, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

      REVENUE AND EXPENSE RECOGNITION
      Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

      Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management and 12b-1 service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized as incurred.

      Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

      In 2004, the Company received cash proceeds of $51.9 million from a judgment award in a legal action involving LePages, Inc., a company in which JNL had a controlling interest. This gain was recorded in other income.

3.    ACQUISITIONS

      On May 18, 2005, Brooke Life purchased, in exchange for $260.7 million in cash, 100% of the interest in Life of Georgia, a life insurance company domiciled in Georgia, from ING Groep, N.V. ("ING"). Direct costs of $3.6 million were capitalized in connection with the acquisition. On May 31, 2005, Brooke Life contributed 100% of its interest in Life of Georgia to JNL. The acquisition expands JNL's life insurance base while taking advantage of JNL's low cost structure. The results of Life of Georgia's operations have been included in these consolidated financial statements since acquisition. On December 31, 2005, Life of Georgia was merged into JNL.

      The preliminary purchase price is subject to post-closing adjustments and has been allocated to the assets acquired and liabilities assumed using management's best estimate of fair value as of the acquisition date. JNL is in negotiations with ING over certain post-closing purchase price adjustments. During the first quarter of 2006, any unresolved differences will be submitted to an arbitrator for resolution.

      JNL has recorded in Other assets the value of business acquired totaling $1.1 million. This amount is subject to adjustment based on the final determination of purchase price by the arbitrator.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
3.    ACQUISITIONS (CONTINUED)

      The following table summarizes the estimated fair value of the assets acquired and liabilities assumed (in thousands):

                                                        MAY 31, 2005
                                                        ------------
Cash and short-term investments                         $     86,670
Fixed maturities                                           1,612,767
Other invested assets                                         78,129
Accrued investment income                                     21,516
Deferred income taxes                                          7,868
Other assets                                                  13,679
                                                        ------------
Total assets acquired                                   $  1,820,629
                                                        ============
Reserves for future policy benefits and claims payable  $    881,083
Deposits on investment contracts                             654,361
Other liabilities                                             20,820
                                                        ------------
Total liabilities assumed                               $  1,556,264
                                                        ============
Net assets acquired                                     $    264,365
                                                        ============

      The following table summarizes JNL's unaudited pro forma results of operations assuming the business acquisition had occurred at the beginning of 2004 (in thousands):

                                           UNAUDITED PRO FORMA
                                          -----------------------
                                          YEARS ENDED DECEMBER 31,
                                             2005        2004
                                          ----------  ----------
Revenues                                  $4,013,031  $3,729,228
Total benefits and expenses               $2,976,945  $2,799,273
Pretax income from continuing operations  $1,035,164  $  880,914
Net income                                $  675,841  $  638,330

      The 2005 pro forma amounts include the effects of certain non-recurring restructuring transactions effected by LOG prior to the acquisition. These transactions included transferring certain assets and liabilities to ING affiliates, resulting in revenue of $120.8 million, expenses of $17.0 million, pretax income from operations of $103.8 million and net income of $67.5 million.

4.    DISCONTINUED OPERATIONS

      On October 28, 2004, the Company completed the sale of Jackson Federal, a wholly owned thrift headquartered in Southern California, to Union BanCal
      Corporation for $305.0 million in cash and stock. On October 27, 2004, JNL made a capital contribution of $4.6 million to Jackson Federal prior to closing to fund certain expenses incurred by Jackson Federal related to the sale. The gain on disposal and results of operations of Jackson
      Federal for all periods presented are included in discontinued operations on the consolidated income statement.

                                       13

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
4.    DISCONTINUED OPERATIONS (CONTINUED)

      The following table summarizes certain components of the results of the discontinued operations (in thousands):

                                                     PERIOD ENDED   YEAR ENDED
                                                      OCTOBER 28,  DECEMBER 31,
                                                         2004         2003
                                                     ------------  ------------
Revenues                                             $     79,813  $    108,200
Realized gains                                       $      1,700  $         69
Income from discontinued operations, net of tax of
   $11,064 in 2004 and $9,190 in 2003                $     20,658  $     23,729
Gain on disposal of discontinued operations, net of
   tax of $29,580                                    $     36,118  $         --

      Interest expense on savings deposits, which is included in discontinued operations, totaled $19.5 million and $27.6 million in 2004 and 2003, respectively.

      Interest paid on credit programs offered by the Federal Home Loan Bank, which is included in discontinued operations, totaled $7.0 million and $12.4 million in 2004 and 2003, respectively.

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      Disclosure is required of the fair value of financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, and beginning in 2003 for illiquid distressed securities, fair values are based on estimates using discounted cash flows or other valuation techniques. Such values are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent market quotes and, in many cases, could not be realized in immediate settlement of the instrument.

      The following summarizes the basis used by the Company in estimating fair values for financial instruments:

      CASH AND SHORT-TERM INVESTMENTS:
      Carrying value is considered to be a reasonable estimate of fair value.

      FIXED MATURITIES:
      Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values.

      EQUITIES AND TRADING SECURITIES:
      Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or are analytically determined. Fair values of investments in mutual funds are based on quoted net asset values.

      MORTGAGE LOANS:
      Fair values are determined by discounting the future cash flows at current market rates. The fair value of mortgages approximated $5,134.1 million and $4,929.1 million at December 31, 2005 and 2004, respectively.

      POLICY LOANS:
      Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.


                                       14
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


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      DERIVATIVE INSTRUMENTS:
      Fair values for interest rate swaps, cross-currency swaps, put-swaptions, forwards and total return swaps are determined using estimates of future cash flows discounted at current market rates. Fair values for futures are based on exchange-traded prices. Fair values for equity index call and put options are determined using Black-Scholes option valuation methodologies.

      The fair value of the Company's guaranteed minimum withdrawal benefit embedded derivative liability has been calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

      The Company reinsures essentially 100% of its guaranteed minimum income benefit on a net settled basis. Accordingly, this is considered an embedded derivative and the Company determines the fair value using actuarial assumptions related to the projected cash flows, including reinsurance premiums and related benefit reimbursements, over the expected lives of the contracts, incorporating expectations regarding policyholder behavior in varying economic conditions.

      The nature of these embedded derivative cash flows can be quite varied.
      Therefore, stochastic techniques are used to generate a variety of market return scenarios for evaluation. The generation of these scenarios and the assumptions as to policyholder behavior involve numerous estimates and subjective judgments including those regarding expected market volatility, correlations of market returns and discount rates, utilization of the benefit by policyholders under varying conditions and policyholder lapsation. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the LIBOR forward curve rates as of that date and market volatility as determined with reference to implied volatility data and evaluations of historical volatilities for various indices. The risk-free spot rates as represented by the LIBOR spot curve as of the valuation date are used to determine the present value of expected future cash flows produced in the stochastic process.

      SEPARATE ACCOUNT ASSETS:
      Separate account assets are carried at the fair value of the underlying securities.

      ANNUITY RESERVES:
      Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. For index linked annuities, fair value includes the fair value of the embedded options. The carrying value and fair value of the annuity reserves approximated $29.2 billion and $28.3 billion, respectively, at December 31, 2005 and $28.7 billion and $28.0 billion, respectively, at December 31, 2004.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS:
      Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $2.0 billion and $1.9 billion at December 31, 2005 and 2004, respectively.


      TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS:
      Fair value is based on the present value of future cash flows at current pricing rates, plus the fair value of embedded derivatives. The fair value approximated $5.6 billion and $5.9 billion at December 31, 2005 and 2004, respectively.

      FEDERAL HOME LOAN BANK ADVANCES:
      Fair value is based on future cash flows discounted at current interest rates. The fair value approximated $99.6 million at December 31, 2005.

      REVERSE REPURCHASE AGREEMENTS:
      Carrying value of reverse repurchase agreements is considered to be a reasonable estimate for fair value.

                                       15


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      NOTES PAYABLE:
      Fair value of notes payable is based on future cash flows discounted at current interest rates. The fair value approximated $552.0 million and $565.4 million at December 31, 2005 and 2004, respectively.

      SEPARATE ACCOUNT LIABILITIES:
      Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The aggregate fair value approximated $13.8 billion and $9.7 billion at December 31, 2005 and 2004, respectively.

6.    INVESTMENTS

      Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds, and mortgage loans. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

      FIXED MATURITIES
      The following table sets forth fixed maturity investments at December 31, 2005, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance
      Commissioners ("NAIC"), or if not rated by such organizations, the Company's affiliated investment advisor. At December 31, 2005, the carrying value of investments rated by the Company's affiliated investment advisor totaled $332.5 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class
      2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

                                                  PERCENT OF TOTAL
                                                  FIXED MATURITIES
                         INVESTMENT RATING       DECEMBER 31, 2005
                   ----------------------------  -----------------
                   AAA                                        15.9%
                   AA                                          8.3
                   A                                          30.8
                   BBB                                        38.0
                                                 -----------------
                         Investment grade                     93.0
                                                 -----------------
                   BB                                          5.9
                   B and below                                 1.1
                                                 -----------------
                         Below investment grade                7.0
                                                 -----------------
                         Total fixed maturities              100.0%
                                                 =================

      The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $4.0 million and $4.3 million, respectively, at December 31, 2005. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2005 were $4.0 million and $5.3 million, respectively, and for the 12 months preceding December 31, 2004 were $11.0 million and $11.8 million, respectively.

                                       16

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
6.    INVESTMENTS (CONTINUED)

      The cost or amortized cost, gross unrealized gains and losses and fair value of available for sale fixed maturities and equities were as follows
      (in thousands):

                              COST OR      GROSS        GROSS
                             AMORTIZED   UNREALIZED   UNREALIZED      FAIR
DECEMBER 31, 2005               COST        GAINS       LOSSES        VALUE
                            -----------  -----------  -----------  -----------
U.S. Treasury securities    $    39,561  $        22  $       756  $    38,827
Foreign governments              32,331          281          770       31,842
Public utilities              2,937,225      103,964       16,353    3,024,836
Corporate securities         27,984,571      867,709      308,982   28,543,298
Mortgage-backed securities    8,640,123       95,291      125,010    8,610,404
                            -----------  -----------  -----------  -----------
  Total fixed maturities    $39,633,811  $ 1,067,267  $   451,871  $40,249,207
                            ===========  ===========  ===========  ===========
Equities                    $   313,498  $    14,736  $     1,756  $   326,478
                            ===========  ===========  ===========  ===========


                              COST OR      GROSS        GROSS
                             AMORTIZED   UNREALIZED   UNREALIZED      FAIR
DECEMBER 31, 2004              COST         GAINS        LOSSES       VALUE
                            -----------  -----------  -----------  -----------
U.S. Treasury securities    $     4,139  $       133  $         2  $     4,270
Foreign governments               3,622          326           64        3,884
Public utilities              2,691,498      192,109        1,890    2,881,717
Corporate securities         26,242,571    1,666,694       87,874   27,821,391
Mortgage-backed securities    8,335,372      201,691       61,162    8,475,901
                            -----------  -----------  -----------  -----------
  Total fixed maturities    $37,277,202  $ 2,060,953  $   150,992  $39,187,163
                            ===========  ===========  ===========  ===========
Equities                    $   138,291  $    17,150  $     5,052  $   150,389
                            ===========  ===========  ===========  ===========

      At December 31, 2005 and 2004, available for sale securities without a readily ascertainable market value having an amortized cost of $5.9 billion and $5.6 billion, respectively, had estimated fair values of $6.0 billion and $5.8 billion, respectively.

      The amortized cost and fair value of fixed maturities at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

                                      AMORTIZED
                                        COST       FAIR VALUE
                                     -----------  -----------
Due in 1 year or less                $   949,103  $   962,984
Due after 1 year through 5 years       6,558,672    6,718,264
Due after 5 years through 10 years    18,453,254   18,764,438
Due after 10 years through 20 years    3,141,893    3,222,547
Due after 20 years                     1,890,766    1,970,570
Mortgage-backed securities             8,640,123    8,610,404
                                     -----------  -----------
   Total                             $39,633,811  $40,249,207
                                     ===========  ===========

      Fixed maturities with a carrying value of $13.5 million and $4.0 million at December 31, 2005 and 2004, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.


                                       17
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



                          JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                             DECEMBER 31, 2005

------------------------------------------------------------------------------------------------------------
6.    INVESTMENTS (CONTINUED)

      The fair value and the amount of gross unrealized losses included in accumulated other comprehensive income in stockholder's equity were as follows (in thousands):

                                   LESS THAN 12 MONTHS      12 MONTHS OR LONGER              TOTAL
                                ------------------------  ------------------------  ------------------------
                                  GROSS                     GROSS                     GROSS
                                UNREALIZED                UNREALIZED                UNREALIZED
DECEMBER 31, 2005                 LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE
                                -----------  -----------  -----------  -----------  -----------  -----------
U.S. Treasury securities        $       756  $    35,717  $        --  $        --  $       756  $    35,717
Foreign governments                     671       28,285           99        2,039          770       30,324
Public utilities                     15,125    1,055,007        1,228       42,302       16,353    1,097,309
Corporate securities                250,414   12,914,442       58,568      927,820      308,982   13,842,262
Mortgage-backed securities           44,837    3,303,743       80,173    2,190,168      125,010    5,493,911
                                -----------  -----------  -----------  -----------  -----------  -----------
   Subtotal - fixed maturities      311,803   17,337,194      140,068    3,162,329      451,871   20,499,523
Equities                              1,756       24,198           --           --        1,756       24,198
                                -----------  -----------  -----------  -----------  -----------  -----------
Total temporarily impaired
   securities                   $   313,559  $17,361,392  $   140,068  $ 3,162,329  $   453,627  $20,523,721
                                ===========  ===========  ===========  ===========  ===========  ===========


                                   LESS THAN 12 MONTHS      12 MONTHS OR LONGER              TOTAL
                                ------------------------  ------------------------  ------------------------
                                   GROSS                     GROSS                     GROSS
                                 UNREALIZED                UNREALIZED                UNREALIZED
DECEMBER 31, 2004                 LOSSES     FAIR VALUE      LOSSES     FAIR VALUE     LOSSES     FAIR VALUE
                                -----------  -----------  -----------  -----------  -----------  -----------
U.S. Treasury securities        $         2  $     1,065  $        --  $        --  $         2  $     1,065
Foreign governments                      64        2,125           --           --           64        2,125
Public utilities                      1,551      263,095          339       33,842        1,890      296,937
Corporate securities                 50,851    4,161,109       37,023      676,300       87,874    4,837,409
Mortgage-backed securities           12,911    1,137,422       48,251    1,883,928       61,162    3,021,350
                                -----------  -----------  -----------  -----------  -----------  -----------
   Subtotal - fixed maturities       65,379       85,613    2,594,070      150,992    8,158,886    5,564,816

Equities                              1,776        6,343        3,276       26,353        5,052       32,696
                                -----------  -----------  -----------  -----------  -----------  -----------
Total temporarily impaired
   securities                   $    67,155  $ 5,571,159  $    88,889  $ 2,620,423  $   156,044  $ 8,191,582
                                ===========  ===========  ===========  ===========  ===========  ===========

      To the extent unrealized losses are not due to minor changes in interest rates, securities in an unrealized loss position are regularly reviewed for other than temporary declines in value. Factors considered in determining whether a decline is other than temporary include the length of time a security has been in an unrealized loss position, reasons for the decline in value, expectations for the amount and timing of a recovery in value and the Company's ability and intent to hold a security to recovery in value or of contractual cash flows.

      Assessment factors include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing obligations, the macro-economic outlook and micro-economic outlooks for specific industries and issuers. Assessing the duration of mortgage-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

      Of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2005,
      81.5% were investment grade, 6.9% were below investment grade and 11.6% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately
      25.5% of the aggregate gross unrealized losses on available for sale fixed maturities.

      Corporate fixed maturities in an unrealized loss position were diversified across industries. As of
      December 31, 2005, the industries representing the larger unrealized losses included manufacturing
      (9.2% of fixed maturities gross unrealized losses) and energy (8.4%). The Company had no material unrealized losses on individual fixed maturities or equities at December 31, 2005.


                                                      18

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
6.    INVESTMENTS (CONTINUED)

      The amount of gross unrealized losses for fixed maturities in a loss position by maturity date of the fixed maturities as of December 31, 2005 were as follows (in thousands):

      Less than one year             $    337
      One to five years                39,585
      Five to ten years               215,878
      More than ten years              71,061
      Mortgage-backed securities      125,010
                                     --------
      Total gross unrealized losses  $451,871
                                     ========

      MORTGAGE LOANS
      Commercial mortgage loans are net of allowance for loan losses of $17.6 million and $21.0 million at December 31, 2005 and 2004, respectively. At
      December 31, 2005, mortgage loans were collateralized by properties located in 41 states and Canada.

      SECURITIZATIONS
      In November 2003, JNL executed the Piedmont CDO Trust ("Piedmont") securitization transaction. In this transaction, JNL contributed $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities. In accordance with the accounting treatment promulgated by Statement of Financial Accounting
      Standards No. 140, "Accounting for Transfers and Servicing of Financial
      Assets and Extinguishments of Liabilities," the transaction was recorded as a sale; however, JNL retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont. JNL recognized a loss of approximately $100 thousand related to the sale, to third parties, of the entire most senior class of securities issued by Piedmont. Piedmont is a Qualified Special
      Purpose Entity and accordingly, is not consolidated in the accompanying financial statements. JNL's investment in securities issued by Piedmont totaled $795.9 million and $918.0 million at December 31, 2005 and 2004, respectively, and was included in fixed maturities.

      OTHER INVESTED ASSETS
      Other invested assets primarily include investments in 1) limited partnerships that total $710.3 million and $767.5 million at December 31, 2005 and 2004, respectively; 2) derivative instruments with positive fair values and 3) real estate. Real estate totaling $142.4 million and $143.2 million at December 31, 2005 and 2004, respectively, includes foreclosed properties with a book value of $19.6 million and $21.2 million at December 31, 2005 and 2004, respectively. Limited partnership income recognized by the Company was $162.5 million, $105.2 million and $14.5 million in 2005, 2004 and 2003, respectively.

      Certain limited partnerships controlled by the Company hold publicly-traded equity securities that are fair valued at a discount to their exchange-traded price as a result of lock-up trading restrictions imposed in connection with initial public offering transactions. These lock up restrictions are for a limited period of time and preclude the partnerships from selling these securities during the restricted period.
      This discount of 15% for the single issue at December 31, 2005 totaled
      $1.5 million. At December 31, 2004, these discounts ranged from 5% to 15% and totaled $9.2 million.

      The fair value of free-standing derivative instruments reflects the estimated amounts, net of payment accruals, that the Company would receive or pay upon sale or termination of the contracts at the reporting date.
      With respect to swaps, put-swaptions and forwards, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of open positions.


                                       19
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



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
6.    INVESTMENTS (CONTINUED)

      A summary of the aggregate contractual or notional amounts and fair values of freestanding derivative instruments outstanding is as follows
      (in thousands):

                                        DECEMBER 31, 2005
                        OTHER INVESTED ASSETS       OTHER LIABILITIES
                      ------------------------  ------------------------
                      CONTRACTUAL/              CONTRACTUAL/                   NET
                        NOTIONAL      FAIR        NOTIONAL      FAIR          FAIR
                         AMOUNT       VALUE        AMOUNT       VALUE         VALUE
                      -----------  -----------  -----------  -----------   -----------
Cross-currency swaps  $   947,735  $   189,383  $   672,653  $   (45,278)  $   144,105
Equity index call
   options              1,365,850      108,085       22,718       (3,566)      104,519
Equity index put
   options              2,450,000       45,758           --           --        45,758
Put-swaptions          16,000,000       11,634   25,000,000       (1,746)        9,888
Futures                   313,700        6,825           --           --         6,825
Total return swaps      1,050,000       66,248      206,272      (32,297)       33,951
Interest rate swaps     4,063,566      107,330    6,092,000     (224,103)     (116,773)
                      -----------  -----------  -----------  -----------   -----------
   Total              $26,190,851  $   535,263  $31,993,643  $  (306,990)  $   228,273
                      ===========  ===========  ===========  ===========   ===========

                                       DECEMBER 31, 2004
                        OTHER INVESTED ASSETS       OTHER LIABILITIES
                      ------------------------  ------------------------
                      CONTRACTUAL/              CONTRACTUAL/                   NET
                       NOTIONAL       FAIR       NOTIONAL      FAIR           FAIR
                        AMOUNT        VALUE       AMOUNT       VALUE          VALUE
                      -----------  -----------  -----------  -----------   -----------
Cross-currency swaps  $ 1,754,088  $   406,637  $    79,737  $    (4,778)  $   401,859
Equity index call
   options              1,819,150      121,363       22,718       (3,615)      117,748
Put-swaptions          15,000,000       10,104   25,000,000       (2,198)        7,906
Futures                    65,675           --           --           --            --
Forwards                  700,000          579           --           --           579
Total return swaps      1,053,035       27,028      215,438      (48,226)      (21,198)
Interest rate swaps     4,313,566      151,982    6,213,000     (442,416)     (290,434)
                      -----------  -----------  -----------  -----------   -----------
   Total              $24,705,514  $   717,693  $31,530,893  $  (501,233)  $   216,460
                      ===========  ===========  ===========  ===========   ===========

      SECURITIES LENDING
      The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2005 and 2004, the estimated fair value of loaned securities was $436.8 million and $839.4 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.
      Cash collateral received, in the amount of $428.0 million and $856.2 million at December 31, 2005 and 2004, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received. Other collateral received, generally in the form of securities, totaled $29.4 million at December 31, 2005. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.


                                       20
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




            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
7.    INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES

      The sources of net investment income by major category were as follows (in thousands):


                                    YEARS ENDED DECEMBER 31,
                               2005          2004          2003
                            -----------   -----------   -----------
Fixed maturities            $ 2,340,984   $ 2,270,233   $ 2,325,763
Other investment income         626,967       492,210       370,604
                            -----------   -----------   -----------
   Total investment income    2,967,951     2,762,443     2,696,367
Less investment expenses        (88,511)      (72,498)      (72,852)
                            -----------   -----------   -----------
   Net investment income    $ 2,879,440   $ 2,689,945   $ 2,623,515
                            ===========   ===========   ===========

      Risk management activity, including gains, losses and change in fair value of derivative instruments and embedded derivatives, was as follows (in thousands):

                                               YEARS ENDED DECEMBER 31,
                                             2005       2004        2003
                                          ---------   ---------   ---------
Interest rate swaps                       $ 160,250   $  16,618   $ (47,088)
Forwards                                      6,891       4,024          --
Put-swaptions                                (3,093)      8,390       3,511
Futures                                       4,086         708       4,185
Equity index call options                     4,548      48,870      26,033
Equity index put options                    (19,757)         --          --
Total return swaps                               --      21,701       3,554
Fixed index annuity embedded derivatives    (20,247)    (30,024)    (92,152)
Variable annuity embedded derivatives        37,149      20,527     (25,992)
                                          ---------   ---------   ---------
   Risk management activity               $ 169,827   $  90,814   $(127,949)
                                          =========   =========   =========

      Net realized gains (losses) on investments were as follows (in thousands):

                                      YEARS ENDED DECEMBER 31,
                                   2005        2004        2003
                                 ---------   ---------   ---------
Sales of fixed maturities
   Gross gains                   $  85,648   $ 263,685   $ 261,481
   Gross losses                    (53,395)    (67,352)   (139,108)
Sales of equities
   Gross gains                      25,243      33,037      19,767
   Gross losses                        (93)       (685)     (1,018)
Sales of real estate
   Gross gains                          19          --          --
Transfers to trading securities         --      (9,300)         --
Impairment losses                  (44,438)    (80,729)   (202,088)
                                 ---------   ---------   ---------
   Total                         $  12,984   $ 138,656   $ (60,966)
                                 =========   =========   =========

      Net realized gains (losses) on investments, net of amounts allocated to minority interest, totaled $12.0 million, $92.8 million and $(74.9) million in 2005, 2004 and 2003, respectively.

      The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value below the carrying value is other than temporary. If it is determined that a decline in value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income in stockholder's equity. If the decline is considered to be other than temporary, a realized loss is recorded in the consolidated income statement.

                                       21
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


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
7.    INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES
      (CONTINUED)

      Generally, securities with fair values that are less than 80% of cost and other securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

      In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other than temporarily impaired. Among the factors considered is whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions are usually determined to be temporary, e.g., minor increases in interest rates, unusual market volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery in the near term and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery.

      To the extent factors contributing to impairment losses recognized affected other investments, such investments were reviewed for other than temporary impairment and losses were recorded if appropriate.

      The Company applies the provisions of EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial
      Interests in Securitized Financial Assets" ("EITF 99-20") when evaluating whether impairments on its other than high quality structured securities, including certain asset-backed securities and collateralized debt obligations, are other than temporary. The Company regularly reviews future cash flow assumptions and, in accordance with EITF 99-20, if there has been an adverse change in estimated cash flows to be received from a security, an impairment is recognized in net income. For privately placed structured securities, impairment amounts are based on discounted cash flows.

      There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in market value is other than temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time.
      Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently in accumulated other comprehensive income may be recognized in the consolidated income statement in future periods.

      The Company currently intends to hold available for sale securities with unrealized losses not considered other than temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding a security, or the outlook for its industry sector change, the Company may sell the security and realize a loss.

8.    VALUE OF ACQUIRED INSURANCE

      The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential). The value of acquired insurance in-force was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.


                                       22

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
            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
8.    VALUE OF ACQUIRED INSURANCE (CONTINUED)

      The amortization of acquired insurance was as follows (in thousands):

                                                     YEARS ENDED DECEMBER 31,
                                                   2005       2004       2003
                                                 --------   --------   --------
Value of acquired insurance:
   Balance, beginning of year                    $ 45,768   $ 66,650   $ 86,297
   Interest, at rates varying from 6.5% to 9.5%     3,258      5,277      7,174
   Amortization                                   (25,448)   (26,159)   (26,821)
                                                 --------   --------   --------
   Balance, end of year                          $ 23,578   $ 45,768   $ 66,650
                                                 ========   ========   ========

      The estimated remaining future amortization expense of acquired insurance in force, net of interest, of $23.6 million will be expensed in 2006.

9.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

      The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit ("GMDB")), annuitization (guaranteed minimum income benefit ("GMIB")), or at specified dates during the accumulation period
      (guaranteed minimum withdrawal benefit ("GMWB")).

      The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Changes in liabilities for minimum guarantees are included in death and other policy benefits in the consolidated income statement, with the exception of changes in embedded derivatives, which are included in risk management activity. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated income statement.


                                       23
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



                                    JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                       DECEMBER 31, 2005

--------------------------------------------------------------------------------------------------------------------------------
9.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)

      At December 31, 2005, the company had variable contracts with guarantees, where net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows:

                                                                                                                      Average
                                                                                                                      Period
                                                                                                     Weighted          until
(dollars in millions)                                 Minimum        Account        Net Amount       Average         Expected
                                                      Return          Value           at Risk      Attained Age    Annuitization
                                                  --------------  --------------  --------------  --------------  --------------
Return of net deposits plus
     a minimum return
     GMDB                                            0% - 5%      $       11,471  $        1,411    63.4 years
     GMIB                                            0% - 6%      $        2,000  $           21                    8.1 years
     GMWB                                                         $        4,380  $            1
Highest specified anniversary
     account value minus
     withdrawals post-anniversary - GMDB                          $        1,886  $           47    61.2 years
Combination net deposits plus
     minimum return, highest
     specified anniversary account value minus
     withdrawals post-anniversary - GMDB             0% - 5%      $        1,243  $            5    63.7 years

      At December 31, 2004, the company had variable contracts with guarantees, where net amount at risk is the amount of guaranteed benefit in excess of current account value, as follows:

                                                                                                                     Average
                                                                                                                     Period
                                                                                                    Weighted          until
(dollars in millions)                                Minimum         Account        Net Amount       Average        Expected
                                                      Return          Value          at Risk       Attained Age   Annuitization
                                                  --------------  --------------  --------------  --------------  --------------
Return of net deposits plus
     a minimum return"
     GMDB                                            0% - 5%      $        8,304  $        1,457    63.4 years
     GMIB                                            0% - 6%      $        1,443  $           10                    8.5 years
     GMWB                                                         $        1,914  $           <1
Combination net deposits plus
     minimum return, highest
     specified anniversary account value minum
     withdrawals post-anniversary - GMDB                          $        1,088  $           46    60.3 years
Highest specified anniversary
     account value minus
     withdrawals post-anniversary - GMDB             0% - 5%      $          869  $            3    63.5 years

      Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

                      DECEMBER 31,
                 ----------------------
Fund type:          2005        2004
                 ----------  ----------
  Equity         $   12,388  $    8,659
  Bond                1,156         892
  Balanced              903         615
  Money market          160         100
                 ----------  ----------
    Total        $   14,607  $   10,266
                 ==========  ===========

                                                           24
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



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
9.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)

     GMDB liabilities, before reinsurance, reflected in the general account are as follows (in millions):

                                             2005      2004
                                            -------   -------
Balance at January 1                        $  42.0   $  50.1
Incurred guarantee benefits                    21.2      19.1
Paid guarantee benefits                       (26.2)    (27.2)
                                            -------   -------
Balance at December 31                      $  37.0   $  42.0
                                            =======   =======
Balance at December 31, net of reinsurance  $   0.8   $   0.9
                                            =======   =======

     The GMDB liability is determined at each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005 and 2004:

          1) Use of a series of deterministic investment performance scenarios.
          2) Mean investment performance assumption of 8.4% after investment management fees, but before investment advisory fees and mortality and expense charges.
          3)   Mortality equal to 80% of the Annuity 2000 table at December 31,
               2005 and 90% of the Annuity 2000 table at December 31, 2004.
          4) Lapse rates varying by contract type and duration and ranging from 2% to 40%, with an average of 5% during the surrender charge period and 12% thereafter.
          5)   Discount rate of 8.4%.

     Most GMWB reserves are considered to be derivatives under FAS 133 and are recognized at fair value, with the change in fair value included in risk management activity. Since October 2004, JNL has issued certain GMWB products that guarantee payments over a lifetime and are considered primarily as mortality risk. Reserves for these benefits are calculated as required by SOP 03-1. At December 31, 2005 and 2004, these SOP 03-1 reserves are not material.

     The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.
     The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating the direct GMIB liability at December 31, 2005 and 2004, are consistent with those used for calculating the GMDB liability. JNL's projected excess GMIB benefits are minimal at December 31, 2005.

     Other Liabilities -- Insurance and Annuitization Benefits
     The Company has established additional reserves for life insurance business due to: universal life ("UL") plans with secondary guarantees, interest-sensitive life plans that exhibit "profits followed by loss" patterns and account balance adjustments to tabular guaranteed cash values on one interest sensitive life plan. The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations, for which a liability was established to cover future annuitization benefits in excess of surrender values. Prior to adoption of SOP 03-1, this liability was the high-tier fund which used the higher crediting rate associated with annuitization. At the implementation of SOP 03-1 in 2004, the total liability for this block was revised to the low-tier fund using the lower crediting rate associated with surrenders plus the SOP 03-1 annuitization reserve, for a net decrease of $36 million.

                                       25
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
                               JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                   DECEMBER 31, 2005

-----------------------------------------------------------------------------------------------------------------------
9.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (CONTINUED)

      Liabilities for these benefits have been established according to the methodology prescribed in SOP 03-1, as follows:

                                        DECEMBER 31, 2005                               DECEMBER 31, 2004
                        ----------------------------------------------- -----------------------------------------------
                                          Net Amount        Weighted                      Net Amount       Weighted
                          Liability        at Risk          Average       Liability        at Risk          Average
Benefit Type            (in millions)   (in millions)*   Attained Age   (in millions)   (in millions)*   Attained Age
----------------------  --------------  --------------  --------------- --------------  --------------  ---------------
UL insurance benefit    $           58  $        4,620      54.6 years  $           29  $        4,393      54.2 years
Two-tier annuitization  $            7  $           39      59.4 years  $            8  $           40      59.4 years
ISWL account balance
   adjustment           $           34             n/a             n/a  $           28             n/a             n/a

      * Net amount at risk ("NAR") for the UL benefits is for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include NAR for some policies with zero excess benefits.

      The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2005 and 2004:
            1) Use of a series of deterministic premium persistency scenarios.
            2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.
            3) Discount rates equal to the credited interest rates, approximately 4%-5% projected.

      The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2005 and 2004:
            1) Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
            2) Other experience assumptions similar to those used in amortization of deferred acquisition costs.
            3) Discount rates are equal to credited interest rates, approximately, 3%-5% projected.

10.   NOTES PAYABLE

      The aggregate carrying values and fair values of notes payable at December 31, 2005 and 2004 were as follows
      (in thousands):

                                       DECEMBER 31,
                              2005                      2004
                     -----------------------   -----------------------
                      CARRYING                  CARRYING
                        VALUE     FAIR VALUE      VALUE     FAIR VALUE
                     ----------   ----------   ----------   ----------
Surplus notes        $  249,251   $  314,350   $  249,237   $  310,790
Tuscany notes           224,712      224,712      228,389      228,389
Mortgage loans            4,226        4,226       17,515       17,515
VIE equity classes        8,750        8,750        8,750        8,750
                     ----------   ----------   ----------   ----------
   Total             $  486,939   $  552,038   $  503,891   $  565,444
                     ==========   ==========   ==========   ==========

      SURPLUS NOTES
      On March 15, 1997, the Company issued 8.15% Surplus Notes (the "Notes") in the principal amount of $250.0 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.


                                                        26
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



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
10.   NOTES PAYABLE (CONTINUED)

      Under Michigan Insurance law, for statutory reporting purposes, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law.
      The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

      Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the Notes was $20.4 million in 2005, 2004 and 2003.

      TUSCANY NOTES
      On December 19, 2001, Tuscany CDO, Limited, a VIE in which JNL is the primary beneficiary, issued $900.0 million of senior and subordinated notes. At issuance, the most senior notes, initially totaling $450.0 million, due February 25, 2010 were sold to unrelated parties with the remaining senior and subordinated notes retained by the Company. In 2003, the second most senior notes, initially totaling $129.0 million, due
      February 25, 2015 were sold to unrelated parties. The most senior notes bear interest at Libor plus .38% and the second most senior notes bear interest at Libor plus .47% (collectively, "Tuscany Notes"). At December
      31, 2005 and 2004, the weighted average rate on the Tuscany Notes was 4.48% and 2.38%, respectively. Interest paid totaled $6.8 million, $3.7 million and $3.5 million in 2005, 2004 and 2003, respectively.

      MORTGAGE LOANS
      Certain real estate VIEs have outstanding mortgage loans at a weighted average interest rate of 8.55% and 7.57% at December 31, 2005 and 2004, respectively, with maturities through June 2006. Interest paid totaled
      $273 thousand and $160 thousand in 2005 and 2004, respectively.

      VIE EQUITY CLASSES
      Certain of the VIEs have "equity" classes issued in the form of non-investment grade debt with maturities through November 2013.
      Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets. These notes accrue contingent interest in addition to the stated coupon. The outstanding principal amounts accrued interest at a weighted average interest rate of 8.31% and 6.54% at December 31, 2005 and 2004, respectively. Interest paid on the notes in 2005 and 2004 totaled $664 thousand and $456 thousand, respectively.

11.   REVERSE REPURCHASE AGREEMENTS

      During 2005 and 2004, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. Short-term borrowings under such agreements averaged $17.4 million and $10.5 million during 2005 and 2004, respectively, at weighted average interest rates of 2.25% and 1.80%, respectively. The outstanding balance at December 31, 2005 totaled $300.0 million and is included in other liabilities. There was no outstanding balance under such borrowings at December 31, 2004. Interest paid totaled
      $0.4 million, $0.2 million and $10.1 million in 2005, 2004 and 2003, respectively. The highest level of short-term borrowings at any month end was $300.0 million in 2005 and $460.0 million in 2004.

12.   REINSURANCE

      The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $2.0 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

                                       27
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
            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
12.   REINSURANCE (CONTINUED)

      In conjunction with the purchase of Life of Georgia, JNL acquired certain lines of business that have been wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

      With the approval of the Michigan Commissioner of Insurance, JNL cedes the guaranteed minimum death benefit coverage associated with certain variable annuities issued prior to 2002 to an affiliate, Prudential Atlantic
      Reinsurance Company, Dublin, Ireland ("PARC"). PARC is a wholly owned subsidiary of Prudential. The income statement impact of the treaty is negligible, as the reinsurance premium, net of claims, approximates the change in the GMDB reserve.

      The effect of reinsurance on premiums was as follows (in thousands):

                                  YEARS ENDED DECEMBER 31,
                               2005        2004         2003
                            ---------    ---------    ---------
Direct premiums:
   Life                     $ 347,831    $ 314,168    $ 327,425
   Accident and health         14,855           --           --
Plus reinsurance assumed:
   Life                        12,629            6            7
   Accident and health          1,232           --           --
Less reinsurance ceded:
   Life                      (134,258)    (126,778)    (126,829)
   Accident and health        (16,087)          --           --
   Annuity                    (27,141)     (25,054)     (27,192)
                            ---------    ---------    ---------
     Total net premiums     $ 199,061    $ 162,342    $ 173,411
                            =========    =========    =========

      Premiums ceded to PARC totaled $19.4 million, $20.2 million and $25.0 million during 2005, 2004 and 2003, respectively.

      Components of the reinsurance recoverable asset were as follows (in thousands):

                             DECEMBER 31,
                           2005       2004
                         --------   --------
Ceded reserves:
   Life                  $681,765   $566,007
   Accident and health     39,047         --
   Annuity                171,310     41,113
Ceded claims liability     41,254     22,728
Ceded-other                10,362     10,909
                         --------   --------
   Total                 $943,738   $640,757
                         ========   ========

      Reserves reinsured through Brooke Life were $59.4 million and $61.2 million at December 31, 2005 and 2004, respectively. Reserves reinsured through PARC were $36.3 million and $41.1 million at December 31, 2005 and 2004, respectively.


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            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
13.   FEDERAL INCOME TAXES

      The components of the provision for federal income taxes were as follows
      (in thousands):

                                 YEARS ENDED DECEMBER 31,
                               2005       2004       2003
                             --------   --------   --------
Current tax expense          $174,180   $ 87,196   $107,313
Deferred tax expense          141,115    216,880     57,681
                             --------   --------   --------

Federal income tax expense   $315,295   $304,076   $164,994
                             ========   ========   ========

      Federal income tax expense reported for discontinued operations totaled
      $40.6 million and $9.2 million in 2004 and 2003, respectively.

      The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2005, 2004 and 2003 as follows (in thousands):

                                            YEARS ENDED DECEMBER 31,
                                       2005          2004          2003
                                     ---------     ---------     --------
Income taxes at statutory rate       $ 318,279     $ 304,123     $164,970
Other                                   (2,984)          (47)          24
                                     ---------     ---------     --------
Provision for federal income taxes   $ 315,295     $ 304,076     $164,994
                                     =========     =========     ========

Effective tax rate                        34.7%         35.0%        35.0%
                                     =========     =========     ========

      Federal income taxes paid were $165.1 million, $105.5 million and $171.1 million in 2005, 2004 and 2003, respectively.

      The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities were as follows (in thousands):

                                                                       DECEMBER 31,
                                                                  2005           2004
                                                               -----------    -----------
GROSS DEFERRED TAX ASSET
Difference between financial reporting and the tax basis of:
   Policy reserves and other insurance items                   $   745,761    $   686,029
   Investments                                                     163,076        314,679
   Deferred compensation                                            47,550         46,016
   Other, net                                                       48,715         54,601
                                                               -----------    -----------
Total gross deferred tax asset                                   1,005,102      1,101,325
                                                               -----------    -----------

GROSS DEFERRED TAX LIABILITY
Difference between financial reporting and the tax basis of:
   Deferred acquisition costs and sales inducements               (786,538)      (568,631)
   Value of the insurance in-force                                  (8,252)       (16,019)
   Other assets                                                    (24,469)       (11,323)
   Net unrealized gains on available for sale securities          (218,250)      (670,846)
   Other, net                                                       (8,176)        (1,444)
                                                               -----------    -----------
Total gross deferred tax liability                              (1,045,685)    (1,268,263)
                                                               -----------    -----------

Net deferred tax liability                                     $   (40,583)   $  (166,938)
                                                               ===========    ===========


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            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

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13.   FEDERAL INCOME TAXES (CONTINUED)

      Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

      At December 31, 2005, the Company had no federal tax capital loss carryforwards available for future use.

14.   COMMITMENTS AND CONTINGENCIES

      The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations. JNL has been named in civil litigation proceedings which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products.
      The Company generally accrues for legal contingencies once the contingency is deemed to be probable and estimable. Accordingly, at December 31, 2005 and 2004, JNL had recorded accruals totaling $16.5 million and $20.8 million, respectively. Additionally, in conjunction with the purchase of Life of Georgia, JNL assumed a $9.4 million liability related to a class action lawsuit. This liability has been fully indemnified by ING Groep, N.V. and an indemnification receivable of $9.4 million has been included in other assets.

      State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2005 and 2004, the Company's reserve for future state guaranty fund assessments was $19.3 million and $18.9 million, respectively. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

      The Company had unfunded commitments related to its investments in limited partnerships totaling $389.1 million and $300.8 million at December 31, 2005 and 2004, respectively.

      The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates and, as a result, at December 31, 2005, JNL recorded a liability of $2.0 million for future lease payments. Lease expense was $28.5 million, $27.9 million and $30.1 million in 2005, 2004 and 2003, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):


      2006         $ 6,284
      2007           6,301
      2008           6,031
      2009           3,272
      2010             657
      Thereafter     1,098
                   -------
         Total     $23,643
                   =======

      JNL subleased office space under several operating leases that expire at various dates through 2008. Total future lease income to be received on the subleased property is $4.1 million. Lease income for the subleased property totaled $0.7 million, $0.7 million and $0.2 million in 2005, 2004 and 2003, respectively.

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            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

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15.   STOCKHOLDER'S EQUITY

      Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, unless the Commissioner approves the dividend prior to payment. Furthermore, without the prior approval of the Commissioner, dividends cannot be distributed if all dividends made within the preceding 12 months exceed the greater of statutory net income less realized gains or 10% of the Company's statutory surplus for the prior year. In 2006, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximates $565 million.

      The Company received capital contributions from its parent of $292.3 million in 2005 and $28.7 million in 2004. Contributions received in 2005 included common stock of $260.7 million in Life of Georgia. The capital contributions also included $31.6 million and $28.7 million in 2005 and 2004, respectively, from Brooke Life forgiving an intercompany tax liability. Dividend payments were $410.8 million, $120.0 million and $85.2 million in 2005, 2004 and 2003, respectively. Dividends paid in 2005 include $260.8 million paid to Brooke Life to fund the purchase of Life of Georgia.

      Statutory capital and surplus of the Company was $3.4 billion and $3.1 billion at December 31, 2005 and 2004, respectively. Statutory net income of the Company was $565.1 million, $624.5 million and $148.3 million in 2005, 2004 and 2003, respectively. Statutory net income includes pre acquisition Life of Georgia net income of $112.1 million and $8.2 million in 2005 and 2004, respectively, in accordance with Statutory guidelines.

      The Michigan Office of Financial and Insurance Services granted a permitted practice effective January 1, 2003, with respect to accounting for derivatives. This permitted practice, which expired March 31, 2005, resulted in lower statutory surplus of approximately $66.3 million at December 31, 2004.

16.   OTHER RELATED PARTY TRANSACTIONS

      The Company's investment portfolio is managed by PPM America, Inc.
      ("PPMA"), a registered investment advisor, and PPM Finance, Inc.
      (collectively, "PPM"). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $35.6 million, $33.2 million and $32.7 million to PPM for investment advisory services during 2005, 2004 and 2003, respectively.

      In 2004, JNL issued $13 million in loans to Brooke Holdings, Inc. The loans were unsecured and were repaid in 2005. Interest on these loans (at a rate of 2.75% per annum in 2005 and 1.75% per annum in 2004) totaled
      $309.7 thousand and $223.6 thousand during 2005 and 2004, respectively.

      Included in notes payable is debt in the amount of $3.5 million payable to affiliates PPM Holdings, Inc. ("PPMH") and PPMA at both December 31, 2005 and 2004. Interest accrued on this debt, including contingent interest, of $15.2 million and $8.2 million is included in other liabilities at December 31, 2005 and 2004, respectively. Outstanding principal amounts accrued interest at a weighted average interest rate of 8.31% and 6.54% at December 31, 2005 and 2004, respectively. Interest paid to PPMH and PPMA totaled $266 thousand and $182 thousand in 2005 and 2004, respectively.

      In 2003, JNL entered into shared services administrative agreements with affiliates PPMA and National Planning Holding Company, Inc. ("NPH"). Under the shared services administrative agreements, JNL allocated $5.0 million, $6.3 million and $7.1 million of certain management and corporate services expenses to affiliates in 2005, 2004 and 2003, respectively.

      In 2003, JNL provided a $40.0 million revolving credit facility to PPMA.
      The loan is unsecured, matures on September 9, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.25% per annum.
      There was no balance outstanding at December 31, 2005 or 2004. The highest outstanding loan balance during 2005 and 2004 was $20.0 million and $15.0 million, respectively. Interest and commitment fees totaled $306 thousand, $124 thousand and $100 thousand during 2005, 2004 and 2003, respectively.

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            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2005

--------------------------------------------------------------------------------
16.   OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

      In 2003, JNL provided a $20.0 million revolving credit facility to Investment Centers of America, Inc., a wholly owned subsidiary of NPH. The loan is unsecured, matures on November 14, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.10% per annum. There was no balance outstanding at December 31, 2005 or 2004. The highest outstanding loan balance during 2005 and 2004 was $14.2 million and $12.0 million, respectively. Interest and commitment fees totaled $52 thousand, $24 thousand and $6 thousand in 2005, 2004 and 2003, respectively.

17.   BENEFIT PLANS

      The Company has a defined contribution retirement plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. The Company's expense related to this plan was $7.2 million, $7.8 million and $7.4 million in 2005, 2004 and 2003, respectively.

      The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees. At December 31, 2005 and 2004, the liability for such plans totaled $135.9 million and $132.8 million, respectively. JNL invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. The Company's expense related to these plans was $18.6 million, $20.7 million and $1.5 million in 2005, 2004 and 2003, respectively.


                                       32